March 31, 2000

AMERICAN CENTURY®

      Annual Report

[GRAPHIC OMITTED]

Value
Equity Income
Small Cap Value
Large Cap Value

[AMERICAN CENTURY(R) LOGO]

Value
(TWVLX)

Equity Income
(TWEIX)

Small Cap Value
(ASVIX)

Large Cap Value
(N/A)

Turn to the inside back
cover of this report to
see a list of American
Century funds classified
by objective and risk.

Receive Your Annual Reports Online

Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

  Receive links to documents by email
  Download select documents and file electronically to save space in your file cabinets
  Read documents at your convenience

To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Get Investment Insight with Fund Advisor*

They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals — short-term and long-term. Fund Advisor helps you:

Get organized.

Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

Get recommendations based on funds available through your current fund family or financial service provider — not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

  Your OnePIN to log in to Fund Advisor
  Your latest tax return
  Your most recent investment account statements

To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Our Message to You

[PHOTO OMITTED]

James E. Stowers III, seated, with James E. Stowers, Jr.

The year ended March 31, 2000, offered few bright spots for impatient value-oriented investors. Except for slivers of time at the beginning and end of the period, value stocks could gain little traction amid the almost frenzied preference investors had for high-growth technology stocks. As a result, the four conservative equity funds covered in this report turned in mixed results for the year. Small Cap Value was able to post a double-digit return, reflecting the fact that the action that occurred in the value universe was primarily at the small end of the capitalization range. Fighting a stronger headwind, however, our two flagship value-oriented funds, Value and Equity Income, provided more modest gains for their fiscal year. Meanwhile, the share price of our newest conservative equity fund, Large Cap Value, declined over its eight-month lifespan.

As your portfolio managers indicate in their discussions, they adhered to their disciplined strategies of investing in high-quality, inexpensively priced companies. True, that genre of firms has been out of favor for a frustratingly long time, but we think we're seeing signs that investors could be starting to notice the abundance of fundamentally sound companies whose share prices are extremely attractive. In any event, we are staying true to our investment style and discipline and filling our conservative equity portfolios with what we perceive as the market's best value opportunities. Our funds have shown over time that when the value style is in vogue, we're capable of providing above-average returns at attractive levels of risk.

Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf — to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
Chairman of the Board and Founder

/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

   Report Highlights
   Market Perspective

Value
   Performance Information
   Management Q&A
   Schedule of Investments

Equity Income
   Performance Information
   Management Q&A
   Schedule of Investments

Small Cap Value
   Performance Information
   Management Q&A
   Schedule of Investments

Large Cap Value
   Performance Information
   Management Q&A
   Schedule of Investments

Financial Statements
   Statements of Assets and Liabilities
   Statements of Operations
   Statements of Changes in Net Assets
   Notes to Financial Statements
   Financial Highlights
   Independent Auditors' Report

Other Information
   Share Class and Retirement Account Information
   Background Information
      Investment Philosophy and Policies
      Comparative Indices
      Portfolio Managers
   Glossary

Report Highlights

----------------------------------------
                Value(1)
                (TWVLX)
----------------------------------------
Total Returns:          AS OF 3/31/00
  6 Months                     -3.79%(2)
  1 Year                        1.42%
Inception Date:                9/1/93
----------------------------------------
Net Assets:              $1.5 billion(3)
----------------------------------------

----------------------------------------
            Equity Income(1)
                (TWEIX)
----------------------------------------
Total Returns:          AS OF 3/31/00
  6 Months                     -2.55%(2)
  1 Year                        3.88%
Inception Date:                8/1/94
----------------------------------------
Net Assets:            $316.7 million(3)
----------------------------------------

----------------------------------------
           Small Cap Value(1)
                (ASVIX)
----------------------------------------
Total Returns:          AS OF 3/31/00
  6 Months                      7.21%(2)
  1 Year                       14.37%
Inception Date:               7/31/98
----------------------------------------
Net Assets:             $20.1 million(3)
----------------------------------------

----------------------------------------
           Large Cap Value(1)
                 (N/A)
----------------------------------------
Total Returns:          AS OF 3/31/00
  6 Months                      1.46%(2)
  Since Inception              -7.22%(2)
Inception Date:               7/30/99
Net Assets:             $12.7 million(3)
----------------------------------------

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 52–53.

Market Perspective

  The year ended March 31, 2000, introduced the "New Economy" — stocks of companies involved in the Internet and other developing technologies — that enticed investors with remarkable accelerating price momentum. "Old Economy" companies — financial services, industrial and retail — commanded only occasional investor interest.
  Rapid economic growth and low unemployment introduced inflationary concerns, prompting the Federal Reserve to hike short-term interest rates five times to slow a potential runaway economy.

Value

  Value returned 1.42% during its fiscal year, underperforming its new benchmark, the Lipper Multi-Cap Value Index, which gained 5.42%. The S&P 500 gained 17.94%.
  Growth stocks dominated the market, with technology companies leading that trend and driving the Nasdaq Composite to record levels.
  Chemical companies were Value's strongest performers and some of the fund's largest holdings. Electrical equipment companies also contributed to performance.
  Holdings in banks and food and beverage companies detracted from performance. Banks suffered in the rising interest rate environment, while traditionally slower-growing food and beverage companies stumbled.

Equity Income

  Equity Income returned 3.88% during its fiscal year, outperforming its benchmark, the Lipper Equity Income Index, which gained 3.25%.
  Chemical companies, paper and forest products firms, and gas and electric utilities were the strongest contributors to performance.
  Banks and food and beverage companies, which were hurt by rising interest rates and pricing pressures, respectively, hindered performance.

Small Cap Value

  Small Cap Value gained 14.37% during its fiscal year, underperforming its benchmark, the S&P SmallCap 600/BARRA Value Index, which returned 17.14%.
  While growth and technology companies led the market, the value style suffered. Technology stocks, typically high-priced and therefore not portfolio candidates, led to the fund's light exposure.
  Small Cap Value's substantial overweight in the energy sector proved beneficial as oil and gas prices rose. Strong stock selection in electric utilities and medical products and supplies companies also contributed.
  Performance was restrained by holdings in food and beverage firms and leisure companies.

Large Cap Value

  Large Cap Value declined 7.22% in its first eight months of operation. It underperformed its benchmark, the S&P 500/BARRA Value Index, which gained 2.29%.
  Large Cap Value sought the out-of-favor stocks of older and more established value-oriented companies.
  Holdings across several industries, including motor vehicles and auto parts, contributed to performance.
  Performance was weakened by holdings in tobacco and financial services, while securities of telephone and energy companies provided mixed results.

Market Perspective from Mark Mallon

[PHOTO OMITTED]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

"During the year, investors showed periodic interest in attractively valued "Old Economy" companies — interest-rate sensitive financial services, industrial and retail stocks."

Two Economies, Two Results

Technology stocks dominated the market during the past fiscal year. For the 12 months ended March 31, 2000, the tech-heavy Nasdaq Composite Index posted an astounding return of 85.81%, while the Standard & Poor's 500 Index and the Dow Jones Industrial Average returned 17.94% and 12.93%, respectively.

During the year, investors showed periodic interest in attractively valued "Old Economy" companies — interest-rate sensitive financial services, industrial and retail stocks. The main issue driving the market, however, was accelerating price momentum for "New Economy" companies involved in the Internet and other developing technologies.

Gauging the Impact of Interest Rates

Another issue confronting investors over the year was Federal Reserve monetary policy. Rapid economic growth, combined with the lowest unemployment rate in 30 years, spurred the Fed to implement a series of five hikes in short-term interest rates, designed to slow the economy enough to keep inflationary pressures from building.

Market volatility was high during the year due to investors' concerns that rising interest rates could knock the legs out from under the long-running bull market. In the second quarter of 1999, small and midsized companies and undervalued larger-capitalization stocks surged amid a backdrop of resurgent growth in foreign economies. But the Fed continued to raise rates. As investors tried to get a read on the economy, companies whose earnings exceeded expectations were rewarded with ever-expanding stock prices, while companies whose earnings fell short were swiftly punished.

The New Century: Signs of a Shift?

Enthusiasm for small- and mid-capitalization technology growth stocks carried through to the end of February 2000. However, after falling sharply during the first two months of 2000, the Dow Industrials and the S&P 500 rallied in March. Investors bargain-hunted, with the Dow enjoying its largest single-day point gain ever, 499 points on March 16. Swings of 1% or more per day in the major indices were the norm as investors assessed the direction of the economy and the effect of rising interest rates.

Rising speculation, coupled with increased popularity of momentum-based investing, fed the frenzy for new economy stocks, pushing valuations in the technology sector to extraordinary heights. Toward the end of March, however, there were signs that this speculative burst was peaking. Increased volatility and the renaissance of old economy stocks indicated that the market might be ready to turn back to more conventional methods of pricing and picking stocks — something the four funds in this report haven't stopped doing. While the value style has been out of vogue, we've stayed true to our investment discipline. That patience could pay off in the months ahead.

Market Returns
For the year ended March 31, 2000
----------------------------------------
S&P 500/BARRA Value                9.85%
----------------------------------------
S&P MidCap 400/BARRA Value        18.26%
----------------------------------------
S&P SmallCap 600/BARRA Value      17.14%
----------------------------------------

Source: Lipper Inc. and Russell/Mellon Analytical

These indices represent the performance of large-, medium-, and small-capitalization value stocks.

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material.]

Market Performance (Growth of $1.00)
For the year ended March 31, 2000

                    S&P 500/    S&P MidCap 400/    S&P SmallCap 600/
                  BARRA Value     BARRA Value         BARRA Value
 3/31/1999           1.00            1.00                1.00
 4/30/1999           1.09            1.10                1.09
 5/31/1999           1.07            1.11                1.13
 6/30/1999           1.11            1.15                1.20
 7/31/1999           1.07            1.13                1.18
 8/31/1999           1.05            1.09                1.13
 9/30/1999           1.01            1.04                1.11
10/31/1999           1.06            1.06                1.08
11/30/1999           1.06            1.08                1.11
12/31/1999           1.10            1.11                1.14
 1/31/2000           1.06            1.06                1.08
 2/29/2000           0.99            1.03                1.13
 3/31/2000           1.10            1.18                1.17

Value — Performance

Total Returns as of March 31, 2000

                       -----------------------------------------    -----------------------------------------   ---------------------------------------
                           Investor Class (inception 9/1/93)            Advisor Class (inception 10/2/96)       Institutional Class (inception 7/31/97)
                       -----------------------------------------    -----------------------------------------   ---------------------------------------
                                            Lipper      S&P 500/                         Lipper      S&P 500/                       Lipper     S&P 500/
                                           Multi-Cap     BARRA                          Multi-Cap     BARRA                        Multi-Cap    BARRA
                        Value    S&P 500     Value       Value      Value   S&P 500       Value       Value     Value    S&P 500     Value      Value

6 Months(1) ..........  -3.79%    17.51%     5.64%       9.22%      -3.72%   17.51%       5.64%       9.22%     -3.52%    17.51%     5.64%      9.22%
1 Year ...............   1.42%    17.94%     5.42%       9.85%       1.36%   17.94%       5.42%       9.85%      1.65%    17.94%     5.42%      9.85%

-----------------------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------------------------------------------------------------------------

3 Years ..............   8.55%    27.40%    12.18%      18.28%       8.36%   27.40%      12.18%      18.28%        --        --        --         --
5 Years ..............  13.68%    26.76%    16.07%      20.75%         --       --          --          --         --        --        --         --
Life of Fund .........  13.27%    21.96%    13.67%      16.98%       9.54%   26.87%(2)   13.46%(2)   19.10%(2)   2.83%    20.12%     5.69%     11.56%

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 50-52 for information about share classes, the indices, and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a mountain graph in the printed material.]

$10,000
investment
made 9/1/93

                                                   Lipper          S&P 500/
                                   S&P 500        Multi-Cap         BARRA
                    Value           Index           Value           Value
  9/1/1993         $10,000         $10,000         $10,000         $10,000
 9/30/1993         $10,000          $9,923          $9,993          $9,996
12/31/1993         $10,307         $10,153         $10,207         $10,038
 3/31/1994         $10,083          $9,768          $9,925          $9,710
 6/30/1994         $10,270          $9,809          $9,986          $9,800
 9/30/1994         $10,741         $10,289         $10,419         $10,051
12/31/1994         $10,718         $10,287         $10,217          $9,976
 3/31/1995         $11,953         $11,289         $11,038         $10,937
 6/30/1995         $12,743         $12,367         $11,950         $11,890
 9/30/1995         $13,305         $13,350         $12,868         $12,836
12/31/1995         $14,233         $14,154         $13,385         $13,667
 3/31/1996         $15,295         $14,914         $14,162         $14,540
 6/30/1996         $16,121         $15,584         $14,516         $14,838
 9/30/1996         $16,253         $16,065         $14,944         $15,230
12/31/1996         $17,683         $17,403         $16,195         $16,672
 3/31/1997         $17,745         $17,870         $16,468         $16,967
 6/30/1997         $20,029         $20,992         $18,687         $19,422
 9/30/1997         $22,396         $22,562         $20,553         $21,201
12/31/1997         $22,282         $23,209         $20,553         $21,672
 3/31/1998         $24,833         $26,447         $22,903         $24,175
 6/30/1998         $23,621         $27,320         $22,497         $24,301
 9/30/1998         $21,058         $24,602         $19,078         $21,164
12/31/1998         $23,396         $29,842         $21,895         $24,853
 3/31/1999         $22,383         $31,331         $22,053         $25,561
 6/30/1999         $26,512         $33,543         $24,658         $28,321
 9/30/1999         $23,596         $31,446         $22,007         $25,707
12/31/1999         $23,211         $36,126         $23,195         $28,013
 3/31/2000         $22,699         $36,953         $23,249         $28,078

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

[GRAPHIC OMITTED]

[The following table was depicted as a bar graph in the printed material.]

               Value      S&P 500      Lipper Multi-Cap Value Fund Index
Date           Return      Return                  Return
3/31/1994       0.83       -2.32                   -0.75
3/31/1995      18.56       15.57                   11.22
3/31/1996      28.06       32.10                   28.30
3/31/1997      15.92       19.83                   16.28
3/31/1998      39.94       48.00                   39.07
3/31/1999      -9.88       18.46                   -3.71
3/31/2000       1.42       17.94                    5.42

* From 9/1/93 to 3/31/94.

Value — Q&A

[PHOTO OMITTED]

An interview with Phil Davidson and Scott Moore, portfolio managers on the Value investment team.

"Growth stocks led the market over the year, and within that realm, technology-oriented companies were the strongest performers, taking indices like the Nasdaq Composite to record levels."

How did Value perform for the year ended March 31, 2000?

Value gained 1.42% during its fiscal year.* It underperformed its new benchmark, the Lipper Multi-Cap Value Index, which gained 5.42%. Value's previous benchmark, the S&P 500/BARRA Value Index, rose 9.85% for the year, while the S&P 500 posted a 17.94% gain.

Why was the fund's benchmark changed?

Value's original benchmark, the S&P 500/BARRA Value Index, reflects the performance of S&P 500 stocks that have characteristics associated with value-style securities. But because the index tracks stocks in the S&P 500, it reflects the performance of generally larger companies. In contrast, Value tends to invest across the capitalization spectrum. In fact, as of March 31, about 35% of Value's assets were invested in mid-cap companies, with another 34% in small-caps. Even with this disparity in capitalization, until recently the S&P 500/BARRA Value Index was the most appropriate index for the fund.

In September 1999, Lipper Inc., the leading mutual fund ranking organization, introduced value-oriented indices based on investment style as well as capitalization. Its new Lipper Multi-Cap Value Index is not restricted by capitalization, and reflects the performance of small-, medium- and large-cap value stocks. In our opinion, it is more representative of Value's portfolio.

What factors caused Value to underperform its benchmark and the broader market?

To begin with, our investment approach was out of favor for virtually the entire period. Growth stocks led the market over the year, and within that realm, technology-oriented companies were the strongest performers, taking indices like the Nasdaq Composite to record levels. In fact, value stocks became sources of capital for investors caught up in the technology move.

From our perspective, valuation levels of the majority of technology stocks are at historically and extremely high levels. As a result, they do not meet our criterion for ownership. It is no secret that "value tech" stocks are often companies that are facing structural problems that can result in viability concerns.

Additional factors influencing Value's performance were its relatively hefty stake in banks and food and beverage companies. Rising interest rates weighed on the bank group as a whole, while the defensive nature of food stocks, combined with the historically slower growth of that industry, made them an unappealing choice for investors.

Which industries or stocks contributed the most to returns?

Value's best-performing stocks for the year were chemical companies, which were also among its largest holdings. Two holdings that particularly helped the fund were Nalco Chemical and Minnesota Mining and Manufacturing (3M).

Nalco was Value's top contributing holding for the year; the company makes water treatment products. We built a position in Nalco when its shares fell as a result of slowing sales in Asia and Latin America. We sold the stock in mid-1999 at a significant gain upon news that it would be acquired by Suez Lyonnaise, a French chemical firm. 3M is a global supplier of a variety of chemical products and related materials. Its recent success has been driven by just the opposite — improving sales in Asia and Latin America — and the company's strategic effort to promote its faster-growing products. 3M was one of our largest holdings at the end of the period.

Value's second best-performing group for the year was electrical equipment companies. This industry is highly diversified, and not all companies within the industry have fared well in recent history. Once again, strong individual stock selection was key. Our top-performers included Littelfuse, Inc. and Cooper Industries.

Littelfuse makes fuses and other circuit-protection devices for use in the automotive, electronic and general industrial markets. Strengthening demand for electronics has resulted in a great year for Littelfuse, particularly in its foreign markets, and the company has begun reaping the benefits of its October 1999 acquisition of another electronic products firm, Harris Suppression Products Group. Cooper Industries is also a leading electrical products company. The company is benefiting from a restructuring program it implemented last year, as well as a series of acquisitions that are improving the company's asset base.

Were there any other standout performers?

Yes. Value benefited significantly from its healthcare-related holdings — specifically companies that provide medical services, products or supplies — and did so in an environment that wasn't kind to healthcare stocks in general. This industry has struggled as investors have discarded more traditional healthcare stocks, such as pharmaceuticals and health insurers, in favor of "New Economy" stocks, such as biotechnology and medical firms. However, good individual stock selection resulted in these groups' strong contribution to performance.

One example is Columbia HCA, Value's second-best performing holding for the year. Columbia HCA is the largest hospital-management company in the country. Several factors contributed to the firm's success, including the implementation of a successful restructuring program and the recent passing of legislation that will restore a portion of Medicare funding previously cut by the Balanced Budget Act of 1997. The government's ongoing investigation into HCA's billing practices is also wrapping up, which is further good news for the company.

A second example is Beckman Coulter, which makes laboratory instruments and products. This outperformance was due in large part to the recently completed and successful integration of Coulter Corp., a maker of hematology products that Beckman acquired in late 1997.

Which industries or stocks detracted the most from performance?

Value's greatest disappointments were holdings in the financial services sector, a diverse group that includes banks, brokerage firms, financial services companies, insurance providers, credit card companies and other financially-related businesses. Continued robust economical growth domestically and abroad led the Federal Reserve Board to raise key short-term interest rates five times during the period. While most firms in this broad group are considered to be interest-rate sensitive, banks have been the hardest hit by rising rates.

Although Value's overall weighting in this group was in line with that of its index, we were focused primarily on banks, rather than brokerage firms, which suffered to a lesser degree. Names that detracted from returns included Keycorp, Summit Bancorp, First Virginia Bank, Inc., and First Union.

Food and beverage companies were additional drains on performance. Sluggish sales, competitive pressures and low commodity prices have weighed on the industry. As a result, we were disappointed by our positions in Interstate Bakeries (IBC), Archer-Daniels-Midland (ADM), a grain processor, and Tyson Foods (TSN), which produces poultry and grain products. All three firms have continued to struggle in a tough operating environment. IBC's difficulties were additionally compounded by a much-publicized labor strike in early 2000, while sluggish export markets and near-bumper crops have kept ADM's margins low. Tyson suffered similarly as excess capacity and downward pricing of alternative proteins weighed on its stock prices. However, these firms remain attractively valued and well-positioned going forward.

Did you make any significant changes to the portfolio during the six months?

We raised our stake significantly in telecommunications companies, which went from 1.7% of investments at mid-year to more than 7%. Traditional telecommunications companies (like GTE) sold off as investors became increasingly worried about competitive pressure from new entrants.

On the sell side, we lowered our stake in energy companies as oil and gas prices have recovered, and switched our exposure into global integrated companies, such as Royal Dutch and Chevron. We also reduced our technology weighting, primarily though the sale of a single holding, Autodesk, which was one of the fund's top contributors during the second half of the year. Value maintains a significant weighting in chemical companies and food and beverage firms.

What's your outlook for value investing?

Although the market's long-running preference for growth stocks has surpassed record levels for duration, we know that the market has historically moved back and forth between the growth and value styles. We believe our disciplined, "pure-play" value approach will serve investors well when the market once again favors value.

We'd like to point out that because Value adheres to a strict value discipline, it will struggle the most when the value style is out of favor. However, we fully expect that when value as a style once again outperforms growth, Value's "pure-play" approach should relatively enable it to perform better. This performance characteristic was clearly illustrated in 1999. In the fourth calendar quarter of the year, Value declined 1.63% while the Lipper Multi-Cap Value Index gained 5.40%. But in the second calendar quarter of 1999, when investors briefly "rediscovered" attractively priced companies, Value returned 18.45%, versus a 11.81% gain for the Lipper Multi-Cap Value Index.

We remain confident that the market's current preference for growth stocks will not continue unabated, and that a shift to the value style of investing will occur. In the meantime, we will continue to be true to our discipline of investing in high-quality companies at attractive values, which we believe will reward investors handsomely when value is back in vogue.

Portfolio at a Glance

-----------------------------------------------
                        3/31/00       3/31/99
-----------------------------------------------
No. of Companies             60            71

Median P/E Ratio           15.5          15.5

Median Market           $  2.77       $  1.87
  Capitalization        billion       billion

Portfolio Turnover          115%          130%

Expense Ratio (for
  Investor Class)          1.00%         1.00%

Investment terms are defined in the Glossary on pages 52–53.

*All fund returns referenced in this interview are for Investor Class shares.

Top Ten Holdings

--------------------------------------
                 % of fund investments
--------------------------------------
                     As of    As of
                    3/31/00  9/30/99

FPL Group, Inc.       4.7%    3.5%

First Virginia
  Banks, Inc.         4.4%    4.4%

GTE Corp.             4.3%    1.7%

Minnesota Mining &
  Manufacturing Co.   4.3%    3.4%

Summit Bancorp.       4.2%    4.3%

Columbia/HCA
  Healthcare Corp.    3.7%    2.5%

Chevron Corp.         3.3%     --

Interstate Bakeries
  Corp.               3.1%    3.2%

AGL Resources Inc.    3.1%    2.0%

Emerson Electric Co.  3.0%     --

Top Five Industries

--------------------------------------
                 % of fund investments
--------------------------------------
                     As of    As of
                    3/31/00  9/30/99

Banks                 10.6%   14.6%

Energy Reserves
  & Production        9.1%    7.0%

Electrical Utilities  8.1%    8.5%

Food & Beverage       7.7%    9.0%

Telephone             7.1%    1.7%

"We believe our disciplined, "pure-play" value approach will serve investors well when the market once again favors value."

Types of Investments in the Portfolio

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

------------------------------------------------------
                               As of March 31, 2000
------------------------------------------------------
Common Stocks and Futures             97.3%
Temporary Cash Investments             2.7%

------------------------------------------------------
                             As of September 30, 1999
------------------------------------------------------
Common Stocks and Futures             97.7%
Temporary Cash Investments             2.3%

Value — Schedule of Investments

MARCH 31, 2000

Shares                                                       Value
======================================================================

----------------------------------------------------------------------
COMMON STOCKS -- 94.9%
----------------------------------------------------------------------

APPAREL & TEXTILES -- 1.4%
   456,800  Liz Claiborne, Inc.                         $   20,927,150
                                                        --------------

BANKS -- 10.6%
 1,780,050  First Virginia Banks, Inc.                      66,863,129
 1,599,400  KeyCorp                                         30,388,600
 2,484,200  Summit Bancorp.                                 65,210,250
                                                        --------------
                                                           162,461,979
                                                        --------------

CHEMICALS -- 5.3%
   749,400  Minnesota Mining & Manufacturing Co.            66,368,738
   371,400  Praxair, Inc.                                   15,459,525
                                                        --------------
                                                            81,828,263
                                                        --------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 1.0%
   578,900  Xerox Corp.                                     15,051,400
                                                        --------------

COMPUTER SOFTWARE -- 1.1%
   106,600  Autodesk, Inc.                                   4,836,975
   548,900  Parametric Technology Corp.(1)                  11,578,359
                                                        --------------
                                                            16,415,334
                                                        --------------

DEFENSE/AEROSPACE -- 0.3%
   190,000  Lockheed Martin Corp.                            3,883,125
                                                        --------------

ELECTRICAL EQUIPMENT -- 1.2%
   507,000  Littelfuse, Inc.(1)(2)                          18,584,719
                                                        --------------

ELECTRICAL UTILITIES -- 8.1%
   574,200  Florida Progress Corp.                          26,341,425
 1,577,600  FPL Group, Inc.                                 72,668,200
 1,888,600  Niagara Mohawk Holdings Inc.(1)                 25,496,100
                                                        --------------
                                                           124,505,725
                                                        --------------

ENERGY RESERVES & PRODUCTION -- 9.1%
   289,400  Burlington Resources Inc.                       10,707,800
   542,100  Chevron Corp.                                   50,110,369
   657,400  Murphy Oil Corp.                                37,882,675
   711,400  Royal Dutch Petroleum Co.
              New York Shares                               40,949,962
                                                        --------------
                                                           139,650,806
                                                        --------------

FINANCIAL SERVICES -- 0.5%
   173,000  Student Loan Corp. (The)                         7,082,188
                                                        --------------

FOOD & BEVERAGE -- 7.7%
 3,881,967  Archer-Daniels-Midland Co.                      40,275,408
 3,333,400  Interstate Bakeries Corp.(2)                    47,500,950
   179,500  Lance, Inc.                                      1,895,969
 2,624,700  Tyson Foods, Inc. CI A                          29,199,788
                                                        --------------
                                                           118,872,115
                                                        --------------

FOREST PRODUCTS & PAPER -- 2.0%
   581,500  Bemis Co., Inc.                                 21,442,812
   367,300  Sonoco Products Co.                              8,631,550
                                                        --------------
                                                            30,074,362
                                                        --------------

GAS & WATER UTILITIES -- 4.7%
 2,550,800  AGL Resources Inc.                              46,870,950
   140,800  People's Energy Corp.                            3,863,200
   816,800  Washington Gas Light Co.                        22,206,750
                                                        --------------
                                                            72,940,900
                                                        --------------

GOLD -- 0.5%
   523,700  Barrick Gold Corp.                               8,215,544
                                                        --------------

HEAVY ELECTRICAL EQUIPMENT -- 5.0%
   849,800  Cooper Industries, Inc.                         29,743,000
   885,400  Emerson Electric Co.                            46,815,525
                                                        --------------
                                                            76,558,525
                                                        --------------

HOME PRODUCTS(3)
    22,800  Lancaster Colony Corp.                             696,112
                                                        --------------

INDUSTRIAL PARTS -- 2.6%
 1,396,600  Flowserve Corp.(2)                              17,981,225
   250,000  Tecumseh Products CI A                          11,007,812
   450,000  York International Corp.                        10,518,750
                                                        --------------
                                                            39,507,787
                                                        --------------

INDUSTRIAL SERVICES -- 1.5%
   621,200  XTRA Corp.(1)(2)                                23,605,600
                                                        --------------

INFORMATION SERVICES -- 3.4%
   694,700  Ceridian Corp.(1)                               13,329,556
   231,900  Computer Sciences Corp.(1)                      18,349,088
   723,900  Dun & Bradstreet Corp. (The)                    20,721,638
                                                        --------------
                                                            52,400,282
                                                        --------------

LEISURE -- 1.8%
 1,490,000  GTECH Holdings Corp.(1)(2)                      27,658,125
                                                        --------------

MEDICAL PRODUCTS & SUPPLIES -- 2.3%
   334,200  Beckman Coulter Inc.                            21,451,462
   470,000  Dentsply International Inc.                     13,439,062
                                                        --------------
                                                            34,890,524
                                                        --------------

MEDICAL PROVIDERS & SERVICES -- 4.0%
 2,238,600  Columbia/HCA Healthcare Corp.                   56,664,562
   620,000  LabOne, Inc.(2)                                  4,107,500
                                                        --------------
                                                            60,772,062
                                                        --------------

MOTOR VEHICLES & PARTS -- 2.8%
 1,382,300  Superior Industries International, Inc.(2)      43,801,631
                                                        --------------

OIL SERVICES -- 1.0%
   491,700  Baker Hughes Inc.                               14,873,925
                                                        --------------

PROPERTY & CASUALTY INSURANCE -- 5.6%
   340,000  Allstate Corp.                                   8,096,250
   500,000  Argonaut Group, Inc.                            10,031,250
   470,300  Chubb Corp. (The)                               31,774,644
   840,000  Horace Mann Educators Corp.                     15,487,500
   464,100  MGIC Investment Corp.                           20,246,362
                                                        --------------
                                                            85,636,006
                                                        --------------

PUBLISHING -- 0.9%
   795,000  Banta Corp.                                     14,608,125
                                                        --------------

RAILROADS -- 0.3%
   200,000  CSX Corp.                                        4,700,000
                                                        --------------

RESTAURANTS -- 0.8%
   395,100  Brinker International, Inc.(1)                  11,729,531
    58,700  Wendy's International, Inc.                      1,185,006
                                                        --------------
                                                            12,914,537
                                                        --------------

SPECIALTY STORES -- 1.1%
 1,425,300  Office Depot, Inc.(1)                           16,480,031
                                                        --------------

TELEPHONE -- 7.1%
   488,400  BellSouth Corp.                                 22,954,800
   940,900  GTE Corp.                                       66,803,900
   315,100  Sprint Corp.                                    19,851,300
                                                        --------------
                                                           109,610,000
                                                        --------------

TOBACCO -- 1.2%
 1,182,300  UST Inc.                                        18,473,438
                                                        --------------

TOTAL COMMON STOCKS                                      1,457,680,320
  (Cost $1,533,422,255)                                 --------------

                                                            Value
======================================================================

----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 5.1%
----------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co.,
  Inc., (U.S. Treasury obligations), in a joint
  trading account at 6.08%, dated 3/31/00,
  due 4/3/00 (Delivery value $13,606,891)               $   13,600,000

Repurchase Agreement, State Street Boston
  Corp., (U.S. Treasury obligations), in a joint
  trading account at 6.05%, dated 3/31/00,
  due 4/3/00 (Delivery value $64,632,569)                   64,600,000
                                                        --------------

TOTAL TEMPORARY CASH INVESTMENTS                            78,200,000
  (Cost $78,200,000)
                                                        --------------

TOTAL INVESTMENT SECURITIES -- 100.0%                   $1,535,880,320
  (Cost $1,611,622,255)                                 ==============

----------------------------------------------------------------------
FUTURES CONTRACTS
----------------------------------------------------------------------

                    Expiration        Underlying Face       Unrealized
  Purchased            Date           Amount at Value          Gain
----------------------------------------------------------------------
 99 S&P 500            June
   Futures             2000             $37,570,500          $205,111
                                        ==============================

Notes to Schedule of Investments

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2000.)

(3) Industry is less than 0.05% of total investment securities.

See Notes to Financial Statements

Equity Income — Performance

Total Returns as of March 31, 2000

                            -------------------------------------  -------------------------------------  --------------------------------------
                              Investor Class (inception 8/1/94)       Advisor Class (inception 3/7/97)    Institutional Class (inception 7/8/98)
                            -------------------------------------  -------------------------------------  --------------------------------------

                            Equity       S&P 500    Lipper Equity  Equity       S&P 500    Lipper Equity  Equity       S&P 500    Lipper Equity
                            Income                     Income      Income                     Income      Income                     Income
                                                     Fund Index                             Fund Index                             Fund Index

6 Months* ............      -2.55%        17.51%        3.22%       -2.69%       17.51%        3.22%       -2.46%       17.51%        3.22%
1 Year ...............       3.88%        17.94%        3.25%        3.61%       17.94%        3.25%        4.09%       17.94%        3.25%

------------------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------------------------------

3 Years ..............       12.53%       27.40%       13.04%       12.30%       27.40%       13.04%          --           --           --
5 Years ..............       15.79%       26.76%       15.91%          --           --           --           --           --           --
Life of Fund .........       15.88%       25.65%       15.15%       10.95%       24.58%       11.21%        3.29%       17.61%        2.42%

* Returns for periods less than one year are not annualized.

See pages 50-52 for information about share classes, the indices, and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material.]

$10,000
investment
made 8/1/94

                                                                               Lipper
                           Equity                                              Equity
                           Income                    S&P 500                   Income

  8/1/1994                 $10,000                   $10,000                   $10,000
 9/30/1994                 $10,248                   $10,489                   $10,423
12/31/1994                 $10,051                   $10,487                   $10,166
 3/31/1995                 $11,067                   $11,508                   $10,932
 6/30/1995                 $11,807                   $12,607                   $11,690
 9/30/1995                 $12,345                   $13,610                   $12,536
12/31/1995                 $13,029                   $14,429                   $13,197
 3/31/1996                 $13,910                   $15,204                   $13,768
 6/30/1996                 $14,555                   $15,886                   $14,120
 9/30/1996                 $14,925                   $16,377                   $14,481
12/31/1996                 $16,067                   $17,742                   $15,569
 3/31/1997                 $16,168                   $18,217                   $15,833
 6/30/1997                 $18,336                   $21,400                   $17,894
 9/30/1997                 $20,050                   $23,000                   $19,297
12/31/1997                 $20,606                   $23,660                   $19,799
 3/31/1998                 $22,277                   $26,961                   $21,802
 6/30/1998                 $21,740                   $27,851                   $21,698
 9/30/1998                 $20,386                   $25,080                   $19,545
12/31/1998                 $23,278                   $30,421                   $22,131
 3/31/1999                 $22,180                   $31,940                   $22,151
 6/30/1999                 $25,149                   $34,194                   $24,129
 9/30/1999                 $23,646                   $32,057                   $22,158
12/31/1999                 $23,239                   $36,827                   $23,057
 3/31/2000                 $23,043                   $37,671                   $22,871

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

[GRAPHIC OMITTED]

[The following table was depicted as a bar graph in the printed material.]

               Equity Income      Lipper Equity Income Fund Index
  Date            Return                        Return
3/31/1995          10.69                         6.32
3/31/1996          25.67                        25.95
3/31/1997          16.24                        15.39
3/31/1998          37.78                        37.52
3/31/1999          -0.44                         1.59
3/31/2000           3.88                         3.25

* From 8/1/94 to 3/31/95.

Equity Income — Q&A

An interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

"Equity Income's strongest-performing industry was chemicals, which prospered from a market shift to value stocks in the second calendar quarter of 1999."

How did Equity Income perform during its fiscal year?

For the year ended March 31, 2000, Equity Income posted a 3.88% return.* The fund continued to outperform its benchmark, the Lipper Equity Income Index, which gained 3.25% during the year. The S&P 500 rose 17.94%.

Equity Income's longer-term performance has also been good. According to Lipper Inc., the fund has outperformed the average equity income fund for the one-, three-, and five-year periods ended March 31, 2000. (See the Total Return table on the previous page for other fund performance comparisons.)

What stocks or sectors contributed to the fund's performance?

Equity Income's strongest-performing industry was chemicals, which prospered from a market shift to value stocks in the second calendar quarter of 1999. Two names in this group that added to returns include Nalco Chemical and Minnesota Mining and Manufacturing.

Nalco, which makes chemicals for water treatment, was acquired for cash by Suez Lyonnaise, a French chemical firm, in June. We sold this stock at a significant gain. In fact, it was the fund's largest contributor for the year.

Minnesota Mining & Manufacturing (3M) produces and globally markets a variety of chemical products, tapes and adhesives. The company had a great year in general in 1999 and has continued to demonstrate good results in 2000, thanks in part to strengthening sales in recovering Asian and Latin American markets.

Another top-performing industry was paper and forest products. As we discussed in the fund's semiannual report, a strong economy and increasing demand for paper and lumber in several key foreign regions are driving performance in this group. One of the fund's top holdings was Consolidated Paper, North America's leading producer of coated printing and specialty papers. We bought this stock when its price was depressed due to slowing demand in the company's foreign markets and excess inventories. The stock subsequently rebounded in response to improved global demand and restructuring within the industry. Consolidated Paper was subsequently acquired by Stora Enso, a large Finnish paper company, at substantial gain to the fund.

Equity Income's holdings in selected gas and electric utilities also were beneficial. AGL Resources, a natural gas distributor serving Georgia, was an outstanding performer. At the time of our semiannual report, this company detracted from returns as its earnings temporarily declined due to industry deregulation. Despite the disappointing earnings, we held our position based on our belief that AGL is a sound company and the probability of an earnings recovery was high. This proved to be a good decision, as cost reduction efforts and a healthy service territory have allowed earnings recovery to begin. We received a 6.5% yield on our investment while we awaited this recovery.

Another top holding was Avista Corporation's convertible security. Avista is an energy services company with utility and subsidiary operations in the northwestern United States. The company is pioneering research on fuel cells - independent power distribution systems that convert natural gas into electricity. The market's anticipation of the profitability of fuel cells caused the security to outperform in early 2000 and we eliminated this security on that strength.

Where there other holdings that contributed significantly?

Yes, Mercantile Bancorporation and Sbarro were standout performers that both benefited through acquisition. Although banks and financial services companies in general struggled during the period, Mercantile was an exception; the bank was acquired in May 1999 by Firstar at a very attractive price, and climbed to third on Equity Income's list of top contributors. Sbarro was also something of an acquisition story. Sbarro is a chain of Italian restaurants, and has performed well during a period in which the Sbarro family offered to buy out the company. The deal was ultimately completed and we sold our position at a substantial gain.

What stocks or sectors detracted from the fund's performance?

Our most disappointing holdings were in the banking and food and beverage industries. One factor weighing on banks was the Federal Reserve's interest-rate hikes last summer. Higher rates hurt banks by reducing profit margins and increasing concerns about asset quality. Another factor was that after such an extended period of success, investors' expectations were high. When many banks announced disappointing earnings in a rising-rate environment, investors simply went in search of greener pastures. Names that dampened returns included KeyCorp, Summit Bancorp and First Virginia Bank.

Another holding in this group that hurt performance was Student Loan Corp., which originates, holds, and services student loans. Citicorp presented a buyout offer that was rejected by Student Loan as inadequate, and Student Loan's stock subsequently dropped 20%. Similar to our approach with AGL Resources, we continue to hold our position in Student Loan because we believe the stock is undervalued. We are receiving a 6% yield on this security while we wait for its valuation to increase.

Food and beverage holdings have also struggled, as increasing competition, pricing pressure and low commodity prices have weighed on the food industry. Investors have also been quick to shun this typically defensive, slower-growing group in favor of faster-moving technology shares. Companies that detracted include Lance Inc., and Archer-Daniels-Midland (ADM). Lance makes bakery products and snack food items that are sold through a proprietary vending machines operation, while ADM is one of the world's largest grain processors. Both firms' fundamentals remain good, despite the problems plaguing the industry, and we continue to watch these stocks closely.

A third holding, Ralston Purina's convertible security, was also a drain on earnings. This holding is convertible into Interstate Bakeries Corp. (IBC), a major producer of breads and snack cakes. IBC has been swimming against difficult tides in the food industry, and its problems have been further compounded by a much-publicized labor strike in the northeastern United States.

Were there any other disappointing holdings?

Yes. UST Inc., which is the nation's leading producer and marketer of smokeless tobacco. The company has done a great job of protecting its 75% market share, primarily through the success of its aggressive marketing program, and is positioned to dominate various marketing venues going forward. UST's stock dropped appreciably in early 2000 when the company received an unfavorable ruling in an antitrust lawsuit, a verdict that is currently under appeal. Regardless of the outcome, we believe the firm is fundamentally sound and has sufficient financial resources to successfully resolve the issue if necessary, so we are sitting tight.

What significant changes did you make to the portfolio during the six months?

We've actually made very few shifts on an industry or sector basis because we are comfortable with the fund's current allocations and exposure. Our few notable changes include the repositioning of securities within the financial services sector, such as our increased stake in Student Loan, which has resulted in an improved risk/reward exposure in the portfolio. We also took a slightly larger positioning in industrials, such as Emerson Electric, that became attractively priced due to the "Old Economy" sell off.

On the sell side, we reduced our stake in basic materials companies, such as Consolidated Paper, which was acquired by another firm.

What is your outlook for the market and the fund?

Although the recent environment has been a very difficult one for Equity Income investors, we are pleased with Equity Income's risk- adjusted returns and long-term performance relative to its peers. Although we cannot predict when the market will once again favor value-oriented firms, we remain disciplined in our effort to seek mature, out-of-favor companies with good yields and strong underlying businesses. We believe these types of companies can provide a measure of stability in times of market volatility and also provide solid, long-term prospects for appreciation.

Portfolio at a Glance

---------------------------------------------
                        3/31/00       3/31/99
---------------------------------------------

No. of Companies             58            69

Median P/E Ratio           15.6          15.6

Median Market           $  1.87       $  1.41
  Capitalization        billion       billion

Portfolio Turnover          141%          180%

Expense Ratio (for
  Investor Class)          1.00%         1.00%

Investment terms are defined in the Glossary on pages 52-53.

*All fund returns referenced in this interview are for Investor Class shares.

Top Ten Holdings

                 ---------------------
                 % of fund investments
                 ---------------------
                     As of    As of
                    3/31/00  9/30/99

FPL Group, Inc.       4.8%     1.1%

Minnesota Mining &
  Manufacturing Co.   4.6%     2.4%

First Virginia
  Banks, Inc.         4.4%     4.8%

WICOR, Inc.           4.1%     2.5%

AGL Resources Inc.    3.7%     4.9%

Summit Bancorp.       3.6%     3.8%

National Presto
  Industries, Inc.    3.5%     3.2%

Office Depot, Inc.,
  5.00%, 12/11/07
  (Conv. Bond)        3.5%     0.5%

Bush Boake Allen Inc. 3.4%     2.6%

Columbia HCA/
  Healthcare Corp,
  6.75%, 10/1/06
  (Con. Pref.)        3.3%     2.6%

Top Five Industries

                 ---------------------
                 % of fund investments
                 ---------------------
                     As of    As of
                    3/31/00  9/30/99

Gas & Water Utilities 12.4%   11.5%

Banks                 10.7%   14.9%

Chemicals             8.9%    7.7%

Energy Reserves
  & Production        5.8%    5.9%

Electrical Utilities  5.7%    5.5%

"Although we cannot predict when the market will once again favor value-oriented firms, we remain disciplined in our effort to seek mature, out-of-favor companies with good yields and strong underlying businesses."

Types of Investments in the Portfolio

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

-------------------------------------------------------
                                As of March 31, 2000
-------------------------------------------------------
Common Stocks and Futures               82.5%
Convertible Bonds                        8.5%
Convertible Preferred Stocks             5.8%
Temporary Cash Investments               3.2%

-------------------------------------------------------
                               As of September 30, 1999
-------------------------------------------------------
Common Stocks                           75.6%
Convertible Bonds                        8.5%
Convertible Preferred Stocks            12.2%
Temporary Cash Investments               1.4%
Corporate Bonds                          2.3%

Equity Income — Schedule of Investments

MARCH 31, 2000

Shares                                                      Value
======================================================================
COMMON STOCKS -- 80.3%

BANKS -- 10.7%
     22,800  Century Bancorp, Inc. CI A                   $    300,675
    128,350  Commerce Bancshares, Inc.                       3,986,872
    365,300  First Virginia Banks, Inc.                     13,721,581
    127,000  KeyCorp                                         2,413,000
    434,000  Summit Bancorp.                                11,392,500
     44,391  UMB Financial Corp.                             1,620,272
                                                          ------------
                                                            33,434,900
                                                          ------------

CHEMICALS -- 8.9%
    116,300  AptarGroup, Inc.                                3,103,756
    377,900  Bush Boake Allen Inc.(1)                       10,510,344
    161,200  Minnesota Mining & Manufacturing Co.           14,276,278
                                                          ------------
                                                            27,890,378
                                                          ------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 0.5%
     59,700  Xerox Corp.                                     1,552,200
                                                          ------------

CONSUMER DURABLES -- 4.9%
    167,300  HON INDUSTRIES Inc.                             4,307,975
    335,800  National Presto Industries, Inc.(2)            10,955,475
                                                          ------------
                                                            15,263,450
                                                          ------------

ELECTRICAL UTILITIES -- 5.7%
     64,000  Florida Progress Corp.                          2,936,000
    325,800  FPL Group, Inc.                                15,007,166
                                                          ------------
                                                            17,943,166
                                                          ------------

ENERGY RESERVES & PRODUCTION -- 5.6%
     94,800  Chevron Corp.                                   8,763,075
     28,000  Murphy Oil Corp.                                1,613,500
    125,600  Royal Dutch Petroleum Co.
              New York Shares                                7,229,850
                                                          ------------
                                                            17,606,425
                                                          ------------

EQUITY REAL ESTATE
INVESTMENT TRUST -- 0.3%
     43,300  Manufactured Home Communities, Inc.             1,001,312
                                                          ------------

FINANCIAL SERVICES -- 3.1%
    234,600  Student Loan Corp. (The)                        9,603,938
                                                          ------------

FOOD & BEVERAGE -- 4.0%
    365,172  Archer-Daniels-Midland Co.                      3,788,660
    596,100  Lance, Inc.                                     6,296,306
    223,000  Tyson Foods, Inc. CI A                          2,480,875
                                                          ------------
                                                            12,565,841
                                                          ------------

FOREST PRODUCTS & PAPER -- 3.1%
    170,000  Bemis Co., Inc.                                 6,268,750
    143,800  Sonoco Products Co.                             3,379,300
                                                          ------------
                                                             9,648,050
                                                          ------------

GAS & WATER UTILITIES -- 12.4%
    625,700  AGL Resources Inc.                             11,497,238
    189,600  Cascade Natural Gas Corp.                       3,057,300
     86,300  Northwest Natural Gas Co.                       1,688,244
    359,000  Washington Gas Light Co.                        9,760,312
    415,700  WICOR, Inc.                                    12,886,700
                                                          ------------
                                                            38,889,794
                                                          ------------

GOLD -- 0.5%
    107,900  Barrick Gold Corp.                              1,692,681
                                                          ------------

GROCERY STORES -- 0.7%
     63,800  Weis Markets, Inc.                              2,169,200
                                                          ------------

HEAVY ELECTRICAL EQUIPMENT -- 4.2%
    138,000  Cooper Industries, Inc.                         4,830,000
    157,800  Emerson Electric Co.                            8,343,675
                                                          ------------
                                                            13,173,675
                                                          ------------

HOME PRODUCTS -- 2.0%
    305,200  WD-40 Co.                                       6,361,512
                                                          ------------

INDUSTRIAL PARTS -- 3.5%
    136,300  Nordson Corp.                                   6,274,059
     69,100  Pall Corp.                                      1,550,431
     68,900  Tecumseh Products CI A                          3,033,753
                                                          ------------
                                                            10,858,243
                                                          ------------

INDUSTRIAL SERVICES -- 2.3%
    187,600  XTRA Corp.(1)                                   7,128,800
                                                          ------------

INFORMATION SERVICES -- 0.9%
    100,000  Dun & Bradstreet Corp. (The)                    2,862,500
                                                          ------------

LEISURE -- 0.4%
     63,800  Russ Berrie and Co., Inc.                       1,180,300
                                                          ------------

MEDICAL PROVIDERS & SERVICES -- 0.2%
     83,300  LabOne, Inc.                                      551,862
                                                          ------------

MINING & METALS -- 0.4%
    101,300  American National Can Group, Inc.               1,329,562
                                                          ------------

MOTOR VEHICLES & PARTS -- 0.5%
     53,600  Superior Industries International, Inc.         1,698,450
                                                          ------------

PROPERTY & CASUALTY INSURANCE -- 1.2%
     32,100  Argonaut Group, Inc.                              644,006
     24,200  Chubb Corp. (The)                               1,635,012
     80,100  Horace Mann Educators Corp.                     1,476,844
                                                          ------------
                                                             3,755,862
                                                          ------------

SECURITIES & ASSET MANAGEMENT -- 0.9%
    168,000  United Asset Management Corp.                   2,908,500
                                                          ------------

TELEPHONE -- 2.1%
     63,100  GTE Corp.                                       4,480,100
     33,700  Sprint Corp.                                    2,123,100
                                                          ------------
                                                             6,603,200
                                                          ------------

TOBACCO -- 1.3%
    270,500  UST Inc.                                        4,226,562
                                                          ------------

TOTAL COMMON STOCKS                                        251,900,363
  (Cost $265,076,753)                                     ------------

MARCH 31, 2000

Shares/Principal Amount                                      Value
======================================================================

----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 5.8%
----------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 0.2%
     41,000  Belco Oil & Gas Corp., 6.50%,
              12/31/49                                         635,500
                                                          ------------

HOME PRODUCTS -- 3.1%
    334,100  Ralston Purina Co., 7.00%, 8/1/00               9,751,544
                                                          ------------

RAILROADS -- 1.8%
    140,200  Union Pacific Capital Trust, 6.25%,
               4/1/28 (Acquired 3/21/00-3/28/00
               Cost $5,582,319)(3)                           5,476,562
                                                          ------------

RESTAURANTS -- 0.7%
     49,800  Wendy's International Inc., Series A
              5.00%, 9/15/26                                 2,340,600
                                                          ------------

TOTAL CONVERTIBLE PREFERRED STOCKS                          18,204,206
  (Cost $23,332,850)                                      ------------

----------------------------------------------------------------------
CONVERTIBLE BONDS -- 8.5%
----------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 3.3%
$11,790,000  Columbia HCA/Healthcare Corp.,
               6.75%, 10/1/06 (Acquired
               10/23/97-3/31/00,
               Cost $10,653,175)(3)                         10,257,300
                                                          ------------

OIL SERVICES -- 1.8%
  3,100,000  Baker Hughes Inc., 3.40%, 5/5/08(4)             2,344,375
  2,783,000  Diamond Offshore Drilling, Inc.,
              3.75%, 2/15/07                                 3,160,444
                                                          ------------
                                                             5,504,819
                                                          ------------

SPECIALTY STORES -- 3.4%
 15,775,000  Office Depot, Inc., 5.00%,
               12/11/07(4)                                  10,825,594
                                                          ------------

TOTAL CONVERTIBLE BONDS                                     26,587,713
  (Cost $26,257,193)                                      ------------

                                                              Value
======================================================================

----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 5.4%
----------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co., Inc.,
  (U.S. Treasury obligations), in a joint trading
  account at 6.08%, dated 3/31/00, due 4/3/00
  (Delivery value $15,607,904)                            $ 15,600,000

Repurchase Agreement, State Street Boston
  Corp., (U.S. Treasury obligations), in a joint
  trading account at 6.05%, dated 3/31/00,
  due 4/3/00 (Delivery value $1,200,605)                     1,200,000
                                                          ------------

TOTAL TEMPORARY CASH INVESTMENTS                            16,800,000
  (Cost $16,800,000)                                      ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                     $313,492,282
  (Cost $331,466,796)                                     ------------

----------------------------------------------------------------------
FUTURES CONTRACTS
----------------------------------------------------------------------

                 Expiration         Underlying Face         Unrealized
   Purchased        Date            Amount at Value            Loss
----------------------------------------------------------------------
  18 S&P 500        June
    Futures         2000              $6,831,000             $(84,575)
                                      ================================

Notes to Schedule of Investments

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2000.)

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2000, was $15,733,862, which represented 5.0% of net assets.

(4) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements

Small Cap Value — Performance

Total Returns as of March 31, 2000

                      ----------------------------------    ----------------------------------   ----------------------------------------
                      Investor Class (inception 7/31/98)    Advisor Class (inception 12/31/99)   Institutional Class (inception 10/26/98)
                      ----------------------------------    ----------------------------------   ----------------------------------------
                      Small Cap       S&P SmallCap 600/      Small Cap     S&P SmallCap 600/        Small Cap       S&P SmallCap 600/
                        Value         BARRA Value Index        Value       BARRA Value Index          Value         BARRA Value Index

6 Months(1) ...          7.21%             5.52%                 --             --                     7.36%             5.52%
1 Year ........         14.37%            17.14%                 --             --                    14.39%            17.14%
Life of Fund ..          5.61%             2.04%               6.86%          2.83%                    9.42%            10.24%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 50-52 for information about share classes, the index, and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a mountain graph in the printed material.]

$10,000
investment
made 7/31/98

                           S&P SmallCap
               Small Cap    600/Barra
                 Value        Value
 7/31/1998      $10,000      $10,000
 8/31/1998       $8,620       $8,196
 9/30/1998       $9,020       $8,630
10/31/1998       $9,820       $9,008
11/30/1998      $10,240       $9,392
12/31/1998      $10,331       $9,761
 1/31/1999       $9,928       $9,649
 2/28/1999       $9,443       $8,864
 3/31/1999       $9,576       $8,829
 4/30/1999      $10,203       $9,598
 5/31/1999      $10,872       $9,981
 6/30/1999      $11,089      $10,587
 7/31/1999      $11,089      $10,422
 8/31/1999      $10,642       $9,985
 9/30/1999      $10,216       $9,801
10/31/1999       $9,952       $9,575
11/30/1999      $10,114       $9,790
12/31/1999      $10,242      $10,058
 1/31/2000       $9,982       $9,543
 2/29/2000       $9,982       $9,974
 3/31/2000      $10,952      $10,343

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600/BARRA Value Index is provided for comparison in each graph. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

[GRAPHIC OMITTED]

[The following table was depicted as a bar graph in the printed material.]

               Small-Cap Value      S&P 600/ BARRA Value
  Date             Return                 Return
3/31/1999           -4.24                 -11.71
3/31/2000           14.37                  17.14

* From 7/31/98 to 3/31/99.

Small Cap Value — Q&A

[PHOTO OMITTED]

An interview with Todd Vingers and Ben Giele, portfolio managers on the Small Cap Value investment team.

"Growth stocks led the market during the period, with technology stocks among the strongest performers."

How did Small Cap Value perform for the year ended March 31, 2000?

Small Cap Value gained 14.37% for the year, underperforming the 17.14% increase posted by its benchmark, the S&P SmallCap 600/BARRA Value Index.*

Small Cap Value's longer-term performance has been solid, especially given investors' ongoing preference for growth stocks. Over the course of Small Cap Value's relatively short life span, growth companies have dominated the market, with technology companies at the forefront. Since its inception on July 31, 1998, Small Cap Value has gained 5.61%, substantially outperforming the 2.04% gain recorded by its benchmark and the 0.77% gain posted by the Lipper Small-Cap Value Index. Small Cap Value has also fared well against its peers. Since the fund's inception date, the average small-cap value fund tracked by Lipper Inc., has returned 4.22%.

What factors contributed to the fund's relative performance?

Our value investment approach continued to be out of favor, which certainly played a role. Growth stocks led the market during the period, with technology stocks among the strongest performers. The indices' returns paint a pretty clear picture of what was working and what was not. For the year ending March 31, 2000, the S&P SmallCap Growth Index gained 24.98%, compared to the 17.14% return posted by the S&P SmallCap 600/BARRA Value Index.

In our view, valuations of many technology stocks are at very high levels. As a result, they don't fall within our value parameters. Also, in searching for stocks for Small Cap Value's portfolio, we look for fundamentally sound companies whose stocks are inexpensive due to transitory problems or temporary economic conditions. Often, technology stocks that are attractively priced have become inexpensive due to fundamental problems in their underlying businesses, and therefore are not portfolio candidates. That's why the fund's technology stake was relatively light. The technology issues we held performed very well, but the fund simply did not own enough of this group to keep pace with the sector.

On the other hand, Small Cap Value's weighting in energy relative to its index, has contributed to the fund's longer-term outperformance. Small Cap Value launched with a substantial overweight in the energy sector, which proved to be a big benefit in early 1999 and again in early 2000, as oil and gas prices rose steadily and supplies in the United States remained tight. Names in this group that helped boost returns include Belco Oil and Gas, Swift Energy and Devon Energy, all of which are U.S.-based exploration and production companies. We reduced our stake in this industry in late spring as energy prices and stock valuations rose signigicantly; however, the fund continues to maintain a significant exposure to this group.

Which sectors or stocks contributed the most to returns?

Small Cap Value's stake in a related group, electric utilities, also proved beneficial. Two firms in particular — IDACORP, Inc. and Avista Corp. — were standout performers. We held IDACORP's common stock, while in the case of Avista, we held the firm's convertible security. IDACORP is the holding company for Idaho Power, a hydroelectric utility that also has an ownership stake in several coal plants and markets natural gas through trading operations, while Avista supplies electricity and gas in eastern Washington and northern Idaho. Although both firms' core business is power generation, the two are also involved in pioneering research and development of fuel cells — distributed power systems that convert the chemical energy of a fuel into electricity. Deregulation within the power industry and the attractive environmental characteristics of fuel cells — which have either no or low emissions — are expected to drive demand for the systems exponentially. Market speculation about fuel cells' profit potential pushed Avista and IDACORP stock up dramatically — albeit briefly — in early 2000. We eliminated both stocks from the portfolio on this strength.

Which other investments provided good performance?

The fund also got a boost from holdings in medical products and supplies companies. The healthcare industry in general has struggled as investors have turned toward technology companies; however, good individual stock selection was key. Our best contributor in this group was Beckman Coulter, which makes lab instruments and products. The company had an outstanding year in 1999, due to escalating synergies resulting from its 1997 acquisition of Coulter.

A second top industry performer was Dentsply International, a supplier of dental products ranging from x-ray systems and instruments to anesthetics and miscellaneous disposal supplies. We bought the stock when its price had been driven down by several transitory issues, such as inventory buildup that resulted from consolidation among product suppliers in the United States and weakened European demand. Both issues have abated and Dentsply's stock is rebounding.

You mentioned the fund's few technology holdings were strong performers. Can you elaborate?

Yes. Two software holdings — Autodesk, Inc. and Caere Corporation — met our value criteria and contributed significantly. We bought Autodesk, which makes software for architectural and mechanical design, when its stock price was depressed due to product cycle issues. Cost-cutting efforts and excitement over new products ultimately helped boost the company's stock appreciably, and we eliminated this stock as it reached fair value.

Caere makes scanning software and hardware that converts optical characters into computer-usable text. The firm was acquired in March of 2000 by ScanSoft, a leading developer of digital imaging software, at a significant premium for Caere shareholders.

In a related group, strong growth in the computer and telecommunications arenas raised earnings for several semiconductor distribution firms in the portfolio. Names that helped included Avnet and Arrow Electric. Avnet is a global semiconductor distributor, while Arrow is the world's largest distributor of electronic components and computer products to industrial and commercial customers. Improved demand, firming sales prices and reduced inventories in the distribution network have contributed to these firms' recent turnaround. Expanding need for electronic content in consumer and industrial products bodes well for this group and these companies' valuations remain reasonable, so we are holding our position in these two firms.

Which sectors or stocks were disappointing?

We continued to be disappointed in the performance of our food and beverage holdings and our stake in leisure companies. As we discussed in the semiannual report, competitive pressures, sluggish sales and low commodity prices have held this group back, and little has changed in terms of the industry's health. Although we have reduced or eliminated several holdings in this group, we believe most of the trouble plaguing the industry is temporary and are therefore maintaining our position.

Department 56 and Boyd's Collection, Ltd., which both market collectibles, were negative performers. Department 56 makes and markets giftware and collectibles, including the Original Snow Village Collection, a popular line of ceramic buildings. Although Department 56 has a loyal customer base, sales have been impacted recently by the difficult implementation of a new computer system, and the stock has dropped considerably.

Boyd's Collection, Ltd. markets its high-quality, handcrafted giftware through catalogs, department stores and electronic retail channels. Boyd's went public in May of 1999, and immediately saw its net sales rise dramatically, which continued through the third quarter of 1999. However, the company's fortunes reversed dramatically in the fourth quarter in response to softening demand for its resin collectibles line due to changing market conditions. We believe that both companies will resolve their current difficulties and are therefore sitting tight.

Did you make any significant changes to the portfolio since the semiannual report?

We increased our stake in the financial sector, which went from 11.2% of investments to more than 14%, as valuations in this group have grown increasingly attractive in the wake of rising interest rates and investors' migration to technology companies. We similarly added to our weighting in gas utilities, again, as prices became attractive in this group.

We reduced our technology exposure with the elimination of Autodesk, which we discussed earlier, and Caere, via its acquisition by another software firm. Although we continue to search for attractive opportunities in this richly valued arena, we are currently finding it difficult to identify fundamentally sound, financially stable technology companies at the inexpensive prices we seek.

What's your outlook for value investing?

Although we shy away from making predictions about market direction, we do believe that with valuations at their current extremes, investors perhaps already are beginning to recognize value and question the lofty prices of the stocks currently leading the market. The current risk/reward trade-off continues to be quite attractive for value investors, particularly those fishing in the small-cap value arena, and we are optimistic that a market rotation is on the horizon.

In the meantime, we will continue to strive for good relative performance versus the market and our peers. We continue to search for high-quality, inexpensively priced companies, which we believe will benefit investors handsomely when the value style of investing returns to favor.

Portfolio at a Glance

-------------------------------------------
                     3/31/00    3/31/99
-------------------------------------------

No. of Companies          72         72

Median P/E Ratio        11.5       12.9

Median Market           $614       $567
  Capitalization     million    million

Portfolio Turnover       178%       153%(1)

Expense Ratio (for
  Investor Class)       1.25%      1.25%(2)

(1) For the period 7/31/98 to 3/31/99.

(2) Annualized.

Investment terms are defined in the Glossary on pages 52-53.

*All fund returns referenced in this interview are for Investor Class shares.

Top Ten Holdings

-----------------------------------------
                    % of fund investments
-----------------------------------------
                        As of    As of
                       3/31/00  9/30/99

Department 56, Inc.      2.4%    3.3%

National Presto
  Industries, Inc.       2.4%    1.9%

AGL Resources Inc.       2.4%    3.9%

Dentsply
  International Inc.     2.4%    2.6%

Northwest Natural
  Gas Co.                2.3%     --

GTECH Holdings Corp.     2.2%    2.4%

Corn Products
  International, Inc.    2.1%    0.5%

Lancaster
  Colony Corp.           2.1%    0.8%

Swift Energy Co.         2.1%    1.3%

International
  Multifoods Corp.       2.0%    1.4%

Top Five Industries

-----------------------------------------
                    % of fund investments
-----------------------------------------
                        As of    As of
                       3/31/00  9/30/99

Gas & Water Utilities   10.6%     5.3%

Food & Beverage          9.3%    12.0%

Leisure                  7.1%    6.9%

Property and Casualty
  Insurance              6.8%    7.2%

Energy Reserves
  & Production           5.6%    6.7%

"The current risk/ reward tradeoff continues to be quite attractive for value investors, particularly those fishing in the small-cap value arena, and we are optimistic that a market rotation is on the horizon."

Types of Investments in the Portfolio

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

----------------------------------------------------------
                                    As of March 31, 2000
----------------------------------------------------------
Common Stocks and Futures                  95.1%
Temporary Cash Investments                  4.9%

----------------------------------------------------------
                                  As of September 30, 1999
----------------------------------------------------------
Common Stocks                              97.8%
Convertible Preferred Stocks                2.2%

Small Cap Value — Schedule of Investments

MARCH 31, 2000

Shares                                                      Value
======================================================================

----------------------------------------------------------------------
COMMON STOCKS -- 91.0%
----------------------------------------------------------------------

APPAREL & TEXTILES -- 0.5%
      9,800  Wolverine World Wide, Inc.                   $    107,803
                                                          ------------

BANKS -- 3.5%
     12,000  Keystone Financial, Inc.                          220,125
     11,600  MetroCorp Bancshares Inc.                          78,662
      4,200  TCF Financial Corp.                               100,012
      6,400  Whitney Holding Corp.                             207,200
      2,200  Wilmington Trust Corporation                      106,975
                                                          ------------
                                                               712,974
                                                          ------------

CHEMICALS -- 1.8%
     29,200  Lilly Industries, Inc. CI A                       361,350
                                                          ------------

CLOTHING STORES -- 2.6%
     11,600  Buckle, Inc. (The)(1)                             187,050
     16,900  Claire's Stores, Inc.                             339,056
                                                          ------------
                                                               526,106
                                                          ------------

COMPUTER SOFTWARE -- 1.5%
     20,013  ScanSoft, Inc.(1)                                 100,690
     15,100  Structural Dynamics Research Corp.(1)             203,378
                                                          ------------
                                                               304,068
                                                          ------------

CONSUMER DURABLES -- 4.3%
     50,100  Griffon Corp.(1)                                  391,406
     14,800  National Presto Industries, Inc.                  482,850
                                                          ------------
                                                               874,256
                                                          ------------

DRUGS -- 0.5%
      9,200  Covance Inc.(1)                                    98,900
                                                          ------------

ELECTRICAL UTILITIES -- 1.6%
     18,200  Maine Public Service Co.                          317,372
                                                          ------------

ENERGY RESERVES & PRODUCTION -- 5.6%
     18,200  Belco Oil & Gas Corp.(1)                          188,825
      5,800  Devon Energy Corp.                                281,662
     23,200  Swift Energy Co.(1)                               414,700
     46,800  Titan Exploration, Inc.(1)                        235,462
                                                          ------------
                                                             1,120,649
                                                          ------------

FINANCIAL SERVICES -- 0.9%
     17,000  MicroFinancial Inc.                               176,375
                                                          ------------

FOOD & BEVERAGE -- 9.3%
     17,800  Corn Products International, Inc.                 428,312
     29,500  International Multifoods Corp.                    394,562
      7,200  Interstate Bakeries Corp.                         102,600
     24,400  Lance, Inc.                                       257,725
     12,000  Michael Foods, Inc.                               251,250
     39,500  Omega Protein Corp.(1)                            101,219
     15,700  Universal Foods Corp.                             335,588
                                                          ------------
                                                             1,871,256
                                                          ------------

FOREST PRODUCTS & PAPER -- 2.6%
      2,700  Rayonier, Inc.                                    131,625
     29,800  Wausau-Mosinee Paper Corp.                        385,538
                                                          ------------
                                                               517,163
                                                          ------------

GAS & WATER UTILITIES -- 10.6%
     26,000  AGL Resources Inc.                                477,750
     18,900  Cascade Natural Gas Corp.                         304,762
     23,200  Northwest Natural Gas Co.                         453,850
     10,700  People's Energy Corp.                             293,581
     12,400  Piedmont Natural Gas Co., Inc.                    323,175
      8,800  WICOR, Inc.                                       272,800
                                                          ------------
                                                             2,125,918
                                                          ------------

HEAVY ELECTRICAL EQUIPMENT -- 0.5%
      6,000  Regal-Beloit Corp.                                105,000
                                                          ------------

HOME PRODUCTS -- 3.4%
     14,000  Lancaster Colony Corp.                            427,438
     12,200  WD-40 Co.                                         254,294
                                                          ------------
                                                               681,732
                                                          ------------

INDUSTRIAL PARTS -- 5.1%
     10,100  Applied Power Inc.                                287,850
     26,900  Flowserve Corp.                                   346,338
      7,000  National Service Industries, Inc.                 147,438
      5,600  Tecumseh Products CI A                            246,575
                                                          ------------
                                                             1,028,201
                                                          ------------

INDUSTRIAL SERVICES -- 2.1%
      9,400  G & K Services Inc. CI A                          183,006
      6,500  XTRA Corp.(1)                                     247,000
                                                          ------------
                                                               430,006
                                                          ------------

INFORMATION SERVICES -- 1.0%
     11,100  Pomeroy Computer Resources, Inc.(1)               203,269
                                                          ------------

LEISURE -- 7.1%
     37,800  Boyds Collection, Ltd. (The)(1)                   229,162
     32,900  Department 56, Inc.(1)                            487,331
     23,800  GTECH Holdings Corp.(1)                           441,788
     14,200  Russ Berrie and Co., Inc.                         262,700
                                                          ------------
                                                             1,420,981
                                                          ------------

MEDICAL PRODUCTS & SUPPLIES -- 4.1%
      5,500  Beckman Coulter Inc.                              353,031
     16,700  Dentsply International Inc.                       477,516
                                                          ------------
                                                               830,547
                                                          ------------

MOTOR VEHICLES & PARTS -- 1.5%
      9,600  Superior Industries International, Inc.           304,200
                                                          ------------

OIL REFINING -- 1.6%
     12,800  Ultramar Diamond Shamrock Corp.                   324,800
                                                          ------------

PROPERTY & CASUALTY INSURANCE -- 6.8%
     19,300  HCC Insurance Holdings, Inc.                      255,725
     14,600  Horace Mann Educators Corp.                       269,188
     10,675  Medical Assurance, Inc.(1)                        203,492
      5,200  PMI Group, Inc. (The)                             246,675
      8,146  Radian Group Inc.                                 387,953
                                                          ------------
                                                             1,363,033
                                                          ------------

PUBLISHING -- 0.9%
      5,100  Banta Corp.                                        93,712
      9,800  Schawk, Inc.                                       77,175
                                                          ------------
                                                               170,887
                                                          ------------

RESTAURANTS -- 3.0%
      3,500  Brinker International, Inc.(1)                    103,906
     12,200  Jack in the Box Inc.(1)                           260,012
      6,900  Morton's Restaurant Group, Inc.(1)                131,531
      5,200  Wendy's International, Inc.                       104,975
                                                          ------------
                                                               600,424
                                                          ------------

SECURITIES & ASSET MANAGEMENT -- 1.2%
      6,500  John Nuveen Co. CI A                              248,625
                                                          ------------

SEMICONDUCTOR -- 2.4%
      4,500  Arrow Electronics, Inc.(1)                        158,625
      5,200  Avnet, Inc.                                       327,600
                                                          ------------
                                                               486,225
                                                          ------------

SPECIALTY STORES -- 1.3%
     14,500  Duckwall-ALCO Stores, Inc.(1)                     119,172
     11,700  Guitar Center, Inc.(1)                            134,184
                                                          ------------
                                                               253,356
                                                          ------------

THRIFTS -- 1.6%
     16,700  Washington Federal, Inc.                          318,866
                                                          ------------

TRUCKING, SHIPPING & AIR FREIGHT -- 2.1%
     19,800  Heartland Express, Inc.(1)                        276,581
     33,500  Motor Cargo Industries, Inc.(1)                   149,180
                                                          ------------
                                                               425,761
                                                          ------------

TOTAL COMMON STOCKS                                         18,310,103
  (Cost $17,705,951)                                      ------------

----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 9.0%
----------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co.,
  Inc., (U.S. Treasury obligations), in a joint
  trading account at 6.08%, dated 3/31/00,
  due 4/3/00 (Delivery value $900,456)                         900,000

Repurchase Agreement, State Street Boston
  Corp., (U.S. Treasury obligations), in a joint
  trading account at 6.05%, dated 3/31/00,
  due 4/3/00 (Delivery value $900,454)                         900,000
                                                          ------------

TOTAL TEMPORARY CASH INVESTMENTS                             1,800,000
  (Cost $1,800,000)                                       ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                     $ 20,110,103
  (Cost $19,505,951)                                      ------------

----------------------------------------------------------------------
FUTURES CONTRACTS
----------------------------------------------------------------------

                    Expiration         Underlying Face      Unrealized
   Purchased           Date            Amount at Value         Loss
----------------------------------------------------------------------
3 Russell 2000         June
    Futures            2000               $826,875           $(34,248)
                                          ============================

Notes to Schedule of Investments

(1) Non-income producing.

See Notes to Financial Statements

Large Cap Value — Performance

Total Returns as of March 31, 2000*

                    ----------------------------------------------
                         Investor Class (inception 7/30/99)
                    ----------------------------------------------
                                                         S&P 500/
                    Large Cap Value     S&P 500        BARRA Value

6 Months ......          1.46%           17.51%           9.22%
Life of Fund...         -7.22%           13.72%           2.29%

* Returns for periods less than one year are not annualized.

See pages 50-52 for information about share classes, the indices and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a mountain graph in the printed material.]

$10,000
investment
made 7/30/99

               Large Cap                  S&P 500/
                 Value       S&P 500     BARRA Value

 7/30/1999      $10,000      $10,000      $10,000
 8/31/1999       $9,560       $9,951       $9,747
 9/30/1999       $9,144       $9,678       $9,366
10/31/1999       $9,505      $10,291       $9,894
11/30/1999       $9,465      $10,502       $9,836
12/31/1999       $9,403      $11,118      $10,206
 1/31/2000       $9,161      $10,560       $9,881
 2/29/2000       $8,316      $10,361       $9,263
 3/31/2000       $9,278      $11,374      $10,230

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500/BARRA Value Index and S&P 500 Index are provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Large Cap Value — Q&A

[PHOTO OMITTED]

An interview with Mark Mallon and Charles Ritter, portfolio managers on the Large Cap Value investment team.

"Good value stocks are those that are bought at relatively inexpensive prices, with the hope that they will increase in share price over time due to positive developments in their specific businesses, industries or the overall investment environment."

How did Large Cap Value perform since it was introduced on July 30, 1999?

Unfortunately, Large Cap Value's first eight months in operation coincided with a difficult period for value-oriented funds. Since its inception, Large Cap Value declined 7.22%. During the same timeframe, the fund's benchmark, the S&P 500/BARRA Value Index, returned 2.29%. Over the same period, the Russell 1000 Value Index, another broad-based measure of large-capitalization Value stocks, declined 1.56%. The S&P 500 Index, representative of the broader market, gained 13.72%.

What factors influenced the fund's performance?

During the period covered by this report, "New Economy" technology stocks were the market leaders. For the most part, these were mid-capitalization growth stocks with high price-to-earnings ratios and very little, if any, earnings. As is evident in its name, Large Cap Value looks for stocks of older, more established, value-oriented companies — precisely the types of firms that were out of favor during the period. Large Cap Value also carries more of a value bias than its performance benchmark, which means when the value style is out of favor, the fund will typically lag its benchmark.

Can you please review how the fund is managed?

We use a disciplined, bottom-up approach, selecting companies one at a time for Large Cap Value's portfolio. That means we buy and sell stocks on the basis of the companies' individual merits, rather than as a result of broad sector or industry themes. Good value stocks are those that are bought at relatively inexpensive prices, with the hope that they will increase in share price over time due to positive developments in their specific businesses, industries or the overall investment environment.

Our search for these stocks begins with a proprietary database that identifies attractively priced stocks. To identify those that are attractively priced, we compare a stock's current statistical values — such as price-to-earnings ratios (market price divided by the company's earnings per share over a 12-month period) or price-to-book ratios (market price compared to the company's liquidation value) — to its historical values. We also look for companies with high cash flow and above-average dividend growth potential. Next, we depend on fundamental research to determine which companies are financially strong and appear to have solid long-term prospects. We focus for the most part on larger companies — those with a market capitalization of $5 billion or more — and also take care to maintain a portfolio well diversified across sectors and industries.

Which areas proved to be the most fertile for investment opportunities?

The fund benefited significantly from three older, more established companies that took actions to unlock shareholder value. General Motors announced a program enabling investors to exchange shares of General Motors for shares of GM Hughes Electronics, a subsidiary. The program should lead to a significant reduction in General Motors shares outstanding. The stock reacted very positively as growth investors bought shares of General Motors as a way of buying GM Hughes Electronics at a discount. Value investors bought shares in anticipation of much higher earnings per share at General Motors.

Hewlett-Packard performed well due to two factors. It spun off a portion of one of its operations into a new company, Agilent Technologies, a test-equipment provider. This spring, Hewlett-Packard shareholders will receive one-third of a share of Agilent for every share of Hewlett-Packard they own. As Agilent's stock price skyrocketed, and the company maintained its strong position in the printer market, the price investors were willing to pay for Hewlett-Packard also increased.

A third contributor to performance was TRW, a company with an interesting combination of old and new economy characteristics. The company is a major supplier of auto parts, but it also has operations in defense electronics. The technology in its defense operations has been cutting edge, but the company has historically been unable to successfully commercialize it. Recently, TRW began licensing its technology to other companies in return for equity stakes. The initial results have been very promising and the company's stock price has responded nicely.

With technology doing so well recently, has this been an area of emphasis in the fund?

No, in general the fund has not had a major position in technology. At the end of the fiscal year, technology companies represented 13.4% of investments, similar to the technology weighting of the S&P/BarraValue Index but well below the S&P 500 Index's 34.3% technology stake. Our value-oriented approach makes it difficult to emphasize areas that are popular in the market. However, prior to the run-up in "New Economy" stocks, the fund established modest positions in the technology sector.

An example of our approach is Oracle, the world's largest supplier of software that allows users to create and manage data in computer-based files. We took a position in the stock last summer, when investors were still skeptical about the company's long-term prospects. However, by late in 1999, Oracle's new strategy — designing its products to work through the Internet — was viewed quite favorably as more companies began connecting their systems to the Internet. While we usually envision holding a position for several years, Oracle's four-fold price increase since our purchase caused the stock to fall outside our valuation disciplines. We therefore sold it after the end of our fiscal year.

Which investments proved to be disappointing?

Philip Morris, buffeted by tobacco litigation, was the fund's biggest laggard due to concerns about pending litigation. However, we still own the stock because the company's fundamentals remain very strong and its share price is incredibly low relative to its earnings power.

Financial services stocks continued to struggle. Although Large Cap Value's position in financial stocks was in line with its index, these stocks were a drag on performance. Rising interest rates spurred by Federal Reserve Board monetary policy was one of the main reasons for their underperformance. However, some banks and financial firms suffered even more from company-specific problems. Banc One, for example, encountered an unexpected slowdown in the growth of one of its credit card units. Meanwhile, Allstate faced a tough pricing environment in the personal property and casualty insurance industry.

At the same time, not all of the fund's finance-related stocks posted poor performance. In fact, Citigroup proved to be one of the better-performing stocks for us. This company benefited from the synergy emerging from the marriage between Citicorp and the Travelers Group that created it. In addition, during a period when the capital markets were very strong, the company benefited from the solid performance of its Salomon Smith Barney franchise.

Telephone stocks made up one of the fund's largest sector weightings at about 8% of the fund. How did those investments fare?

These stocks have moved up and down in price as public sentiment wavered regarding the potential success of the mergers rampant in the industry. As a result, our telephone holdings provided a mixed performance. Over the period, AT&T,which is merging with MediaOne, did fairly well, but Bell Atlantic and MCI WorldCom, which are merging with GTE and Sprint, respectively, did not. Overall, we are positive about the fundamentals of the companies we own in this group and expect share prices to reflect these strong fundamentals as merger uncertainties are removed.

Energy companies currently comprise nearly 8% of the fund. Have higher oil prices helped these stocks?

Our energy holdings, including Exxon Mobil, Chevron and Royal Dutch Petroleum, moved up in 1999 when oil prices started to rise. However, during the latter part of 1999 and the beginning of 2000, oil prices reached a high level that investors did not believe was sustainable. In addition, there typically is a lag between oil price increases and the time when the benefits of higher oil prices start to show up in oil company earnings. As a result, the stock prices came under pressure. However, we believe that when oil company earnings growth becomes more visible and the price of oil moderates to more sustainable levels, these companies' share prices will improve.

What is your outlook for the near future?

The stocks of older, established companies have been beaten down to very low levels. Historically speaking, it's unrealistic for these stocks to remain so depressed; the companies offer solid fundamentals and too much value. On a company-by-company basis, we see no evidence of earnings disappointments that would lead us to believe large-scale problems are imminent, nor do we think there are there any foreseeable difficulties on the horizon in the overall economy that would lead to broad-based earnings shortfalls. As a result of this positive fundamental backdrop, we believe there will be an eventual move back toward more reasonable valuations and better performance by the kinds of value stocks found in Large Cap Value.

Portfolio at a Glance

-----------------------------------------------------------
                                3/31/00         9/30/99
-----------------------------------------------------------

No. of Companies                     89              86

Median P/E Ratio                   12.5            16.0

Median Market                    $ 12.7          $ 18.4
  Capitalization                billion         billion

Portfolio Turnover                   51%(1)          13%(2)

Expense Ratio (for
  Investor Class)                  0.90%(3)        0.90%(3)

(1) For the period from 7/30/99 to 3/31/00.

(2) For the period from 7/30/99 to 9/30/99.

(3) Annualized.

Investment terms are defined in the Glossary on pages 52-53.

Top Ten Stock Holdings

-----------------------------------------
                    % of fund investments
-----------------------------------------
                        As of    As of
                       3/31/00  9/30/99

Exxon Mobil Corp.        4.7%     5.2%(1)

Citigroup Inc.           2.8%     2.4%

AT&T Corp.               2.6%     2.1%

MCI WorldCom, Inc.       2.0%     1.9%

Bell Atlantic Corp.      2.0%     2.2%

Philip Morris
  Companies Inc.         2.0%     2.1%

International Business
  Machines Corp.         1.9%     1.9%

FPL Group, Inc.          1.8%     1.9%

Banc One Corp.           1.7%     1.8%

Ford Motor Co.           1.6%     3.0%

(1) Exxon Corp. and Mobil Corp. merged on 11/30/99. The 9/30/99 percentages represent both Exxon Corp. and Mobil Corp. shares owned by the fund.

Top Five Industries

-----------------------------------------
                    % of fund investments
-----------------------------------------
                        As of    As of
                       3/31/00  9/30/99

Banks                   11.7%    12.8%

Telephone                8.1%     7.8%

Energy Reserves
  & Production           7.5%     7.9%

Investment Trusts        6.9%      --

Property and Casualty
  Insurance              5.2%     5.7%

"The stocks of older, established companies have been beaten down to very low levels. Historically speaking, it's unrealistic for these stocks to remain so depressed; the companies offer solid fundamentals and too much value."

Types of Investments in the Portfolio

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

------------------------------------------------
                           As of March 31, 2000
------------------------------------------------
Common Stocks                      94.5%
Temporary Cash Investments          5.5%

------------------------------------------------
                        As of September 30, 1999
------------------------------------------------
Common Stocks                      94.6%
Temporary Cash Investments          5.4%

Large Cap Value — Schedule of Investments

MARCH 31, 2000

Shares                                                       Value
======================================================================

----------------------------------------------------------------------
COMMON STOCKS -- 94.5%
----------------------------------------------------------------------

APPAREL & TEXTILES -- 1.4%
      1,200  Liz Claiborne, Inc.                           $    54,972
      4,900  VF Corp.                                          117,906
                                                           -----------
                                                               172,878
                                                           -----------

BANKS -- 11.7%
      6,100  Banc One Corp.                                    209,688
      3,200  Bank of America Corp.                             167,800
      1,600  Chase Manhattan Corp.                             139,500
      5,900  Citigroup Inc.                                    349,944
      3,500  First Union Corp.                                 130,375
      3,300  Fleet Boston Financial Corp.                      120,450
      6,000  KeyCorp                                           114,000
      5,900  National City Corp.                               121,688
      2,300  Summit Bancorp.                                    60,375
      2,800  U.S. Bancorp                                       61,250
                                                           -----------
                                                             1,475,070
                                                           -----------

CHEMICALS -- 3.2%
      3,200  Air Products and Chemicals, Inc.                   91,000
      2,200  FMC Corp.(1)                                      124,300
        700  Minnesota Mining & Manufacturing Co.               61,994
      5,500  Sherwin-Williams Co.                              120,656
                                                           -----------
                                                               397,950
                                                           -----------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 2.6%
      2,300  Compaq Computer Corp.                              61,238
      1,300  Hewlett-Packard Co.                               172,331
      4,100  Lanier Worldwide Inc.(1)                            8,456
        900  Sun Microsystems, Inc.(1)                          84,347
                                                           -----------
                                                               326,372
                                                           -----------

COMPUTER SOFTWARE -- 4.1%
      1,800  Computer Associates International, Inc.           106,538
      2,000  International Business Machines Corp.             236,000
      1,100  Microsoft Corp.(1)                                117,184
        800  Oracle Corp.(1)                                    62,375
                                                           -----------
                                                               522,097
                                                           -----------

CONSUMER DURABLES -- 0.9%
      2,000  Whirlpool Corp.                                   117,250
                                                           -----------

DEFENSE/AEROSPACE -- 2.5%
      1,800  Boeing Co.                                         68,288
      5,400  Lockheed Martin Corp.                             110,362
      4,400  Raytheon Co. CI A                                  82,775
      1,000  TRW Inc.                                           58,500
                                                           -----------
                                                               319,925
                                                           -----------

DEPARTMENT STORES -- 2.9%
      6,600  Dillard's Inc. CI A                               108,488
     13,000  Kmart Corp.(1)                                    125,938
      4,100  Sears, Roebuck & Co.                              126,588
                                                           -----------
                                                               361,014
                                                           -----------

DRUGS -- 2.3%
      1,600  American Home Products Corp.                       85,800
      1,500  Lilly (Eli) & Co.                                  94,500
      1,800  Merck & Co., Inc.                                 111,825
                                                           -----------
                                                               292,125
                                                           -----------

ELECTRICAL EQUIPMENT -- 3.3%
      2,200  Harris Corp.                                       76,038
      3,600  ITT Industries, Inc.                              111,825
        700  Motorola, Inc.                                     99,662
      1,000  Nortel Networks Corp.                             126,000
                                                           -----------
                                                               413,525
                                                           -----------

ELECTRICAL UTILITIES -- 3.2%
      2,200  American Electric Power Co., Inc.                  65,588
      6,800  Edison International                              112,625
      5,000  FPL Group, Inc.                                   230,312
                                                           -----------
                                                               408,525
                                                           -----------

ENERGY RESERVES & PRODUCTION -- 7.5%
      1,900  Chevron Corp.                                     175,631
      7,568  Exxon Mobil Corp.                                 588,885
      3,200  Royal Dutch Petroleum Co.
               New York Shares                                 184,200
                                                           -----------
                                                               948,716
                                                           -----------

ENVIRONMENTAL SERVICES -- 0.4%
      3,600  Waste Management, Inc.                             49,275
                                                           -----------

FINANCIAL SERVICES -- 4.1%
      4,400  Countrywide Credit Industries, Inc.               119,900
      2,400  Fannie Mae                                        135,450
        800  General Electric Co. (U.S.)                       124,150
      3,700  Household International, Inc.                     138,056
                                                           -----------
                                                               517,556
                                                           -----------

FOOD & BEVERAGE -- 2.1%
      7,100  ConAgra, Inc.                                     128,688
      3,800  Heinz (H.J.) Co.                                  132,525
                                                           -----------
                                                               261,213
                                                           -----------

FOREST PRODUCTS & PAPER -- 0.3%
      1,500  Fort James Corp.                                   33,000
                                                           -----------

HEAVY ELECTRICAL EQUIPMENT-- 2.3%
      2,700  Cooper Industries, Inc.                            94,500
      3,600  Emerson Electric Co.                              190,350
                                                           -----------
                                                               284,850
                                                           -----------

HOME PRODUCTS -- 0.6%
      2,700  Avon Products, Inc.                                78,469
                                                           -----------

INDUSTRIAL PARTS -- 1.5%
      2,400  Parker-Hannifin Corp.                              99,150
      3,700  Snap-on Inc.                                       96,894
                                                           -----------
                                                               196,044
                                                           -----------

INFORMATION SERVICES -- 0.5%
      1,000  Electronic Data Systems Corp.                      64,188
                                                           -----------

INVESTMENT TRUSTS -- 6.9%
      3,000  Equity Residential Properties Trust               120,562
      5,000  Standard and Poor's 500
               Depositary Receipt                              752,812
                                                           -----------
                                                               873,374
                                                           -----------

LEISURE -- 1.2%
      2,300  Eastman Kodak Co.                                 124,919
      2,100  Mattel, Inc.                                       21,918
                                                           -----------
                                                               146,837
                                                           -----------

LIFE & HEALTH INSURANCE -- 0.9%
      5,100  Torchmark Corp.                                   117,938
                                                           -----------

MEDIA -- 1.8%
      2,200  Disney (Walt) Co.                                  91,025
      1,700  MediaOne Group Inc.(1)                            137,700
                                                           -----------
                                                               228,725
                                                           -----------

MEDICAL PROVIDERS & SERVICES -- 1.4%
      5,000  Columbia/HCA Healthcare Corp.                     126,562
     10,000  HEALTHSOUTH Corp.(1)                               55,625
                                                           -----------
                                                               182,187
                                                           -----------

MINING & METALS -- 0.7%
      5,500  Crown Cork & Seal Co., Inc.                        88,000
                                                           -----------

MOTOR VEHICLES & PARTS -- 2.6%
      4,300  Ford Motor Co.                                    197,531
      1,600  General Motors Corp.                              132,500
                                                           -----------
                                                               330,031
                                                           -----------

OIL REFINING -- 1.1%
      5,100  USX-Marathon Group                                132,919
                                                           -----------

PROPERTY & CASUALTY INSURANCE -- 5.2%
      7,000  Allstate Corp.                                    166,688
      2,100  Chubb Corp. (The)                                 141,881
      2,400  Loews Corp.                                       120,000
      2,000  MBIA Inc.                                         104,125
      2,800  MGIC Investment Corp.                             122,150
                                                           -----------
                                                               654,844
                                                           -----------

PUBLISHING -- 2.3%
      3,100  American Greetings Corp. CI A                      56,575
      4,000  Deluxe Corp.                                      106,000
      2,400  Knight-Ridder, Inc.                               122,250
                                                           -----------
                                                               284,825
                                                           -----------

RESTAURANTS -- 0.7%
      2,200  McDonald's Corp.                                   82,638
                                                           -----------

SECURITIES & ASSET MANAGEMENT -- 0.4%
      1,600  Franklin Resources, Inc.                           53,500
                                                           -----------

SEMICONDUCTOR -- 0.9%
        900  Intel Corp.                                       118,631
                                                           -----------

TELEPHONE -- 8.1%
      5,800  AT&T Corp.                                        326,250
      4,100  Bell Atlantic Corp.                               250,612
      2,600  GTE Corp.                                         184,600
      5,700  MCI WorldCom, Inc.(1)                             258,816
                                                           -----------
                                                             1,020,278
                                                           -----------

THRIFTS -- 0.9%
      4,500  Washington Mutual, Inc.                           119,250
                                                           -----------

TOBACCO -- 2.0%
     11,800  Philip Morris Companies Inc.                      249,275
                                                           -----------

TOTAL COMMON STOCKS                                         11,923,294
  (Cost $12,782,899)                                       -----------

----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 5.5%
----------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co.,
   Inc., (U.S. Treasury obligations), in a joint
   trading account at 6.08%, dated 3/31/00,
   due 4/3/00 (Delivery value $600,304)                        600,000

Repurchase Agreement, State Street Boston
   Corp., (U.S. Treasury obligations), in a joint
   trading account at 6.05%, dated 3/31/00,
   due 4/3/00 (Delivery value $100,050)                        100,000
                                                           -----------

TOTAL TEMPORARY CASH INVESTMENTS                               700,000
   (Cost $700,000)                                         -----------

TOTAL INVESTMENT SECURITIES -- 100.0%                      $12,623,294
   (Cost $13,482,899)                                      ===========

Notes to Schedule of Investments

(1) Non-income producing.

See Notes to Financial Statements

Statements of Assets and Liabilities

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000                                                                              VALUE             EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------

Investment securities-unaffiliated, at value (identified cost of $1,393,105,218 and
  $319,108,090, respectively) (Note 3) ............................................      $1,352,640,570       $ 302,536,807
Investment securities-affiliated, at value (identified cost of $218,517,037
  and $12,358,706, respectively) (Note 3 and 5) ...................................         183,239,750          10,955,475
Cash ..............................................................................           2,921,961             486,901
Receivable for investments sold ...................................................          46,178,533          10,660,293
Receivable for variation margin on futures contracts ..............................           2,179,077             399,150
Dividends and interest receivable .................................................           2,260,597             878,243
                                                                                         --------------       -------------
                                                                                          1,589,420,488         325,916,869
                                                                                         --------------       -------------

---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------

Payable for investments purchased .................................................          43,022,645           8,969,545
Accrued management fees (Note 2) ..................................................           1,187,776             249,186
Distribution fees payable (Note 2) ................................................              11,968               4,104
Service fees payable (Note 2) .....................................................              11,968               4,104
Accrued directors' fees and expenses ..............................................                 925                 204
Accrued expenses and other liabilities ............................................              13,826                 806
                                                                                         --------------       -------------
                                                                                             44,249,108           9,227,949
                                                                                         --------------       -------------

Net Assets ........................................................................      $1,545,171,380       $ 316,688,920
                                                                                         ==============       =============

---------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------

Capital (par value and paid-in surplus) ...........................................      $1,807,721,038       $ 361,924,618
Undistributed net investment income ...............................................             216,825             169,371
Accumulated net realized loss on investments ......................................        (187,229,659)        (27,345,980)
Net unrealized appreciation (depreciation) on investments (Note 3)  ...............         (75,536,824)        (18,059,089)
                                                                                         --------------       -------------
                                                                                         $1,545,171,380       $ 316,688,920
                                                                                         ==============       =============

Investor Class
Net assets ........................................................................      $1,388,645,838       $ 282,691,731
Shares outstanding ................................................................         259,329,091          51,378,884
Net asset value per share .........................................................               $5.35               $5.50

Advisor Class
Net assets ........................................................................      $   61,323,470       $  20,281,357
Shares outstanding ................................................................          11,451,178           3,685,979
Net asset value per share .........................................................               $5.36               $5.50

Institutional Class
Net assets ........................................................................      $   95,202,072       $  13,715,832
Shares outstanding ................................................................          17,763,864           2,492,272
Net asset value per share .........................................................               $5.36               $5.50

See Notes to Financial Statements

MARCH 31, 2000                                                                     SMALL CAP VALUE   LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------

Investment securities-unaffiliated, at value (identified cost of $19,505,951 and
  $13,482,899, respectively) (Note 3) ..........................................      $20,110,103       $12,623,294
Cash ...........................................................................           66,343            60,730
Receivable for investments sold ................................................          555,503           192,158
Receivable for variation margin on futures contracts ...........................           59,198                --
Dividends and interest receivable ..............................................           34,834            24,404
                                                                                      -----------       -----------
                                                                                       20,825,981        12,900,586
                                                                                      -----------       -----------

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------------

Payable for investments purchased ..............................................          665,973           221,005
Accrued management fees (Note 2) ...............................................           19,561             8,576
Distribution fees payable (Note 2) .............................................               13                --
Service fees payable (Note 2) ..................................................               13                --
Accrued directors' fees and expenses ...........................................               11                 7
Accrued expenses and other liabilities .........................................               86                19
                                                                                      -----------       -----------
                                                                                          685,657           229,607
                                                                                      -----------       -----------

Net Assets .....................................................................      $20,140,324       $12,670,979
                                                                                      ===========       ===========

--------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------

Capital (par value and paid-in surplus) ........................................      $19,927,707       $13,583,301
Undistributed net investment income ............................................            4,105             2,261
Accumulated net realized loss on investments ...................................         (361,392)          (54,978)
Net unrealized appreciation (depreciation) on investments (Note 3) .............          569,904          (859,605)
                                                                                      -----------       -----------
                                                                                      $20,140,324       $12,670,979
                                                                                      ===========       ===========

Investor Class
Net assets .....................................................................      $17,689,787       $12,670,979
Shares outstanding .............................................................        3,512,220         2,762,133
Net asset value per share ......................................................            $5.04             $4.59

Advisor Class
Net assets .....................................................................      $    91,126               N/A
Shares outstanding .............................................................           18,092               N/A
Net asset value per share ......................................................            $5.04               N/A

Institutional Class
Net assets .....................................................................      $ 2,359,411               N/A
Shares outstanding .............................................................          468,052               N/A
Net asset value per share ......................................................            $5.04               N/A

See Notes to Financial Statements

Statements of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000                                                           VALUE          EQUITY INCOME

----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------

Income:
Dividends (including $2,712,507 and $33,580 from affiliates, respectively)       $ 42,661,230       $ 13,077,918
Interest ..................................................................         3,457,926          2,587,842
                                                                                 ------------       ------------
                                                                                   46,119,156         15,665,760
                                                                                 ------------       ------------

Expenses (Note 2):
Management fees ...........................................................        18,344,810          3,497,171
Distribution fees -- Advisor Class ........................................           151,091             46,569
Service fees -- Advisor Class .............................................           151,091             46,569
Directors' fees and expenses ..............................................            15,448              2,987
                                                                                 ------------       ------------
                                                                                   18,662,440          3,593,296
                                                                                 ------------       ------------

Net investment income .....................................................        27,456,716         12,072,464
                                                                                 ------------       ------------

----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
----------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments (includes $(7,878,963) and $169,971
  from affiliates, respectively) ..........................................       (64,634,047)        (4,967,548)
Change in net unrealized depreciation on investments ......................        54,410,260           (946,610)
                                                                                 ------------       ------------

Net realized and unrealized loss on investments ...........................       (10,223,787)        (5,914,158)
                                                                                 ------------       ------------

Net Increase in Net Assets Resulting from Operations ......................      $ 17,232,929       $  6,158,306
                                                                                 ============       ============

See Notes to Financial Statements

YEAR ENDED MARCH 31, 2000                                        SMALL CAP VALUE    LARGE CAP VALUE(1)

------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------

Income:
Dividends .....................................................      $  384,666          $ 187,465
Interest ......................................................          39,806             21,809
                                                                     ----------          ---------
                                                                        424,472            209,274
                                                                     ----------          ---------

Expenses (Note 2):
Management fees ...............................................         229,550             72,002
Distribution fees -- Advisor Class ............................              16                 --
Service fees -- Advisor Class .................................              16                 --
Directors' fees and expenses ..................................             139                 48
                                                                     ----------          ---------
                                                                        229,721             72,050
                                                                     ----------          ---------

Net investment income .........................................         194,751            137,224
                                                                     ----------          ---------

------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investments .......................         733,268            (54,978)
Change in net unrealized depreciation on investments ..........         969,916           (859,605)
                                                                     ----------          ---------

Net realized and unrealized gain (loss) on investments ........       1,703,184           (914,583)
                                                                     ----------          ---------

Net Increase (Decrease) in Net Assets Resulting from Operations      $1,897,935          $(777,359)
                                                                     ==========          =========

(1) July 30, 1999 (inception) through March 31, 2000.

See Notes to Financial Statements

Statements of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous pages for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999
                                                        -----------------------------------       -----------------------------
                                                                        VALUE                             EQUITY INCOME
                                                        -----------------------------------       -----------------------------
Increase (Decrease) in Net Assets                            2000                 1999                2000             1999
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------

Net investment income ............................      $   27,456,716       $   26,795,802       $ 12,072,464     $ 10,637,986
Net realized gain (loss) on investments ..........         (64,634,047)         195,098,537         (4,967,548)      31,755,781
Change in net unrealized appreciation
  (depreciation) on investments ..................          54,410,260         (486,683,191)          (946,610)     (45,429,913)
                                                        --------------       --------------       ------------     ------------
Net increase (decrease) in net assets
  resulting from operations ......................          17,232,929         (264,788,852)         6,158,306       (3,036,146)
                                                        --------------       --------------       ------------     ------------

-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class .................................         (25,653,978)         (27,029,374)       (11,012,731)     (10,625,704)
  Advisor Class ..................................            (772,801)            (556,573)          (597,277)        (199,229)
  Institutional Class ............................          (1,071,307)            (232,110)          (364,992)         (26,713)
From net realized gains on investment
  transactions:
  Investor Class .................................                  --         (334,647,261)        (1,310,069)     (43,173,325)
  Advisor Class ..................................                  --           (8,157,990)           (86,899)        (824,603)
  Institutional Class ............................                  --           (2,250,870)           (37,489)            (700)
In excess of net realized gains on investment
  transactions:
  Investor Class .................................        (115,434,046)                  --        (24,998,209)              --
  Advisor Class ..................................          (4,234,803)                  --         (1,632,922)              --
  Institutional Class ............................          (4,904,936)                  --           (714,849)              --
                                                        --------------       --------------       ------------     ------------
Decrease in net assets from distributions ........        (152,071,871)        (372,874,178)       (40,755,437)     (54,850,274)
                                                        --------------       --------------       ------------     ------------

-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from capital
  share transactions .............................        (129,951,071)        (327,999,543)        39,795,865       12,684,149
                                                        --------------       --------------       ------------     ------------

Net increase (decrease) in net assets ............        (264,790,013)        (965,662,573)         5,198,734      (45,202,271)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

Beginning of period ..............................       1,809,961,393        2,775,623,966        311,490,186      356,692,457
                                                        --------------       --------------       ------------     ------------
End of period ....................................      $1,545,171,380       $1,809,961,393       $316,688,920     $311,490,186
                                                        ==============       ==============       ============     ============
Undistributed net investment income ..............      $      216,825       $      259,057       $    169,371     $     71,907
                                                        ==============       ==============       ============     ============

See Notes to Financial Statements

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999
                                                                           -----------------------------       -----------
                                                                                 SMALL CAP VALUE            LARGE CAP VALUE
                                                                           -----------------------------       -----------
Increase (Decrease) in Net Assets                                             2000             1999(1)           2000(2)
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------

Net investment income ...............................................      $   194,751       $    64,053       $   137,224
Net realized gain (loss) on investments .............................          733,268            65,026           (54,978)
Change in net unrealized appreciation (depreciation) on investments .          969,916          (400,012)         (859,605)
                                                                           -----------       -----------       -----------
Net increase (decrease) in net assets resulting from operations .....        1,897,935          (270,933)         (777,359)
                                                                           -----------       -----------       -----------

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------

From net investment income:
  Investor Class ....................................................         (195,699)          (37,689)         (134,963)
  Advisor Class .....................................................             (260)               --                --
  Institutional Class ...............................................          (17,199)           (3,852)               --
From net realized gains on investment transactions:
  Investor Class ....................................................         (674,150)          (56,049)               --
  Advisor Class .....................................................               --                --                --
  Institutional Class ...............................................          (19,226)           (8,977)               --
In excess of net realized gains on investment transactions:
  Investor Class ....................................................         (351,429)          (39,892)               --
  Advisor Class .....................................................               --                --                --
  Institutional Class ...............................................           (9,963)               --                --
                                                                           -----------       -----------       -----------
Decrease in net assets from distributions ...........................       (1,267,926)         (146,459)         (134,963)
                                                                           -----------       -----------       -----------

----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from capital share transactions        7,114,046        12,813,661        13,583,301
                                                                           -----------       -----------       -----------

Net increase (decrease) in net assets ...............................        7,744,055        12,396,269        12,670,979

----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

Beginning of period .................................................       12,396,269                --                --
                                                                           -----------       -----------       -----------
End of period .......................................................      $20,140,324       $12,396,269       $12,670,979
                                                                           ===========       ===========       ===========

Undistributed net investment income .................................      $     4,105       $    22,512       $     2,261
                                                                           ===========       ===========       ===========

(1) July 31, 1998 (inception) through March 31, 1999.

(2) July 30, 1999 (inception) through March 31, 2000.

See Notes to Financial Statements

Notes to Financial Statements

MARCH 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Value Fund (Value), Equity Income Fund (Equity Income), Small Cap Value Fund (Small Cap Value), and Large Cap Value Fund (Large Cap Value) (the funds) are four of the six funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap Value and Large Cap Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap Value and Large Cap Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in companies with smaller market capitalization, Value invests in companies with medium to large market capitalization, and Large Cap Value invests in companies with larger market capitalization. The investment objective of Equity Income is the production of current income through investments in income-producing equity securities. Capital appreciation is a secondary objective. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

Multiple Class — The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for Small Cap Value commenced on December 31, 1999. Sale of the Advisor Class and Institutional Class had not commenced for Large Cap Value as of March 31, 2000.

Security Valuations — Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Futures Contracts — The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

At March 31, 2000, Large Cap Value had accumulated net realized capital loss carryovers for federal income tax purposes of $4,788 (expiring in 2008) which may be used to offset future taxable gains.

For the five month period ended March 31, 2000, Value, Equity Income, and Small Cap Value incurred net capital losses of $173,002,368, $25,386,721, and $73,910, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

Additional Information — Funds Distributor, Inc. (FDI) is a distributor of the corporation.

Certain officers of FDI are also officers of the corporation.

2. Transactions with Related Parties

The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. Following are the management fee schedules for the funds:

                      Investor             Advisor         Institutional
Value                   1.00%               0.75%              0.80%
Equity Income           1.00%               0.75%              0.80%
Small Cap Value         1.25%               1.00%              1.05%
Large Cap Value
Ranges               0.70% to 90%      0.45% to 0.65%      0.50% to 0.70%

The management fee for Large Cap Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases. For the period ended March 31, 2000, the effective annual Investor Class management fee for Large Cap Value was 0.90%.

The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended March 31, 2000, were $302,182, $93,138, and $32 for Value, Equity Income, and Small Cap Value, respectively.

Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2000 for Value, Equity Income, and Small Cap Value and for the period July 30, 1999 (inception) through March 31, 2000 for Large Cap Value, were as follows:

                                VALUE             EQUITY INCOME     SMALL CAP VALUE    LARGE CAP VALUE
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Purchases .........         $2,033,171,979         $483,258,512       $35,640,933        $18,301,827
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Proceeds from sales         $2,341,231,784         $492,170,046       $31,229,135        $ 5,395,800

On March 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             VALUE               EQUITY INCOME     SMALL CAP VALUE     LARGE CAP VALUE
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Appreciation ...         $  118,833,321          $ 11,857,439        $ 1,589,092         $   647,589
Depreciation ...           (208,597,434)          (31,901,852)        (1,836,338)         (1,557,384)
                         --------------          ------------        -----------         -----------
Net ............         $  (89,764,113)         $(20,044,413)       $  (247,246)        $  (909,795)
                         ==============          ============        ===========         ===========
Federal Tax Cost         $1,625,644,433          $333,536,695        $20,357,349         $13,543,527
                         ==============          ============        ===========         ===========

4. Capital Share Transactions

All shares are $0.01 par value. Transactions in shares of the funds were as follows:

                                                -----------------------------------------------------------------------
                                                             VALUE                              EQUITY INCOME
                                                -----------------------------------------------------------------------
                                                   Shares               Amount              Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------

Shares authorized .....................          500,000,000                               75,000,000
                                                ============                              ===========
Year ended March 31, 2000
Sold ..................................          186,053,261        $ 1,117,033,732        35,646,612   $   220,011,159
Issued in reinvestment of distributions           25,598,938            139,493,288         6,084,481        34,369,985
Redeemed ..............................         (250,174,546)        (1,463,357,452)      (40,203,694)     (237,400,931)
                                                ------------        ---------------       -----------   ---------------
Net increase (decrease) ...............          (38,522,347)       $  (206,830,432)        1,527,399   $    16,980,213
                                                ============        ===============       ===========   ===============
Year ended March 31, 1999
Sold ..................................          118,264,078        $   794,918,831        28,666,383   $   190,764,951
Issued in reinvestment of distributions           59,242,080            356,864,255         8,142,886        50,735,119
Redeemed ..............................         (230,575,028)        (1,525,819,152)      (36,724,976)     (244,017,477)
                                                ------------        ---------------       -----------   ---------------
Net increase (decrease) ...............          (53,068,870)       $  (374,036,066)           84,293   $    (2,517,407)
                                                ============        ===============       ===========   ===============

-----------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------

Shares authorized .....................           25,000,000                               25,000,000
                                                ============                              ===========
Year ended March 31, 2000
Sold ..................................            8,119,010        $    47,286,198         4,221,019   $    25,880,618
Issued in reinvestment of distributions              900,517              4,889,948           387,918         2,177,940
Redeemed ..............................           (6,972,925)           (40,826,420)       (2,982,534)      (17,692,229)
                                                ------------        ---------------       -----------   ---------------
Net increase ..........................            2,046,602        $    11,349,726         1,626,403   $    10,366,329
                                                ============        ===============       ===========   ===============
Year ended March 31, 1999
Sold ..................................            4,304,387        $    28,157,965         2,102,548   $    13,417,012
Issued in reinvestment of distributions            1,441,856              8,673,389           144,320           892,686
Redeemed ..............................           (3,600,008)           (23,899,178)         (289,382)       (1,821,300)
                                                ------------        ---------------       -----------   ---------------
Net increase ..........................            2,146,235        $    12,932,176         1,957,486   $    12,488,398
                                                ============        ===============       ===========   ===============

-----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------

Shares authorized .....................           25,000,000                               25,000,000
                                                ============                              ===========
Year ended March 31, 2000
Sold ..................................           15,501,895        $    89,167,470         2,511,738   $    15,122,592
Issued in reinvestment of distributions            1,078,998              5,826,592           182,011         1,022,370
Redeemed ..............................           (5,102,420)           (29,464,427)         (647,360)       (3,695,639)
                                                ------------        ---------------       -----------   ---------------
Net increase ..........................           11,478,473        $    65,529,635         2,046,389   $    12,449,323
                                                ============        ===============       ===========   ===============
Year ended March 31, 1999(1)
Sold ..................................            6,519,460        $    40,062,309           442,110   $     2,690,641
Issued in reinvestment of distributions              407,798              2,446,081             3,773            22,517
Redeemed ..............................           (1,410,565)            (9,404,043)               --                --
                                                ------------        ---------------       -----------   ---------------
Net increase ..........................            5,516,693        $    33,104,347           445,883   $     2,713,158
                                                ============        ===============       ===========   ===============

(1) Sale of the Institutional Class commenced on July 8, 1998 for Equity Income.

All shares are $0.01 par value. Transactions in shares of the funds were as follows:

                                               ----------------------------------------------------------------
                                                     SMALL CAP VALUE                      LARGE CAP VALUE
                                               ----------------------------------------------------------------
                                                 Shares          Amount               Shares          Amount
---------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------

Shares authorized .....................        50,000,000                           50,000,000
                                               ==========                           ==========
Year ended March 31, 2000(1)
Sold ..................................         5,348,105      $ 26,704,906          4,620,800     $ 22,127,099
Issued in reinvestment of distributions           261,755         1,209,414             27,851          128,228
Redeemed ..............................        (4,509,836)      (22,066,727)        (1,886,518)      (8,672,026)
                                               ----------      ------------         ----------     ------------
Net increase ..........................         1,100,024      $  5,847,593          2,762,133     $ 13,583,301
                                               ==========      ============         ==========     ============
Year ended March 31, 1999(2)
Sold ..................................         3,844,651      $ 18,830,986
Issued in reinvestment of distributions            27,162           131,361
Redeemed ..............................        (1,459,617)       (7,153,176)
                                               ----------      ------------
Net increase ..........................         2,412,196      $ 11,809,171
                                               ==========      ============

---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------

Shares authorized .....................        25,000,000                           25,000,000
                                               ==========                           ==========
Year ended March 31, 2000(3)
Sold ..................................            18,043      $     84,220
Issued in reinvestment of distributions                52               260
Redeemed ..............................                (3)              (12)
                                               ----------      ------------
Net increase ..........................            18,092      $     84,468
                                               ==========      ============

---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------

Shares authorized .....................        25,000,000                           25,000,000
                                               ==========                           ==========
Year ended March 31, 2000
Sold ..................................           383,046      $  1,788,334
Issued in reinvestment of distributions             7,871            36,738
Redeemed ..............................          (131,063)         (643,087)
                                               ----------      ------------
Net increase ..........................           259,854      $  1,181,985
                                               ==========      ============
Year ended March 31, 1999(4)
Sold ..................................           211,202      $  1,020,384
Issued in reinvestment of distributions             2,655            12,829
Redeemed ..............................            (5,659)          (28,723)
                                               ----------      ------------
Net increase ..........................           208,198      $  1,004,490
                                               ==========      ============

(1) Sale of the Investor Class commenced on July 30, 1999 for Large Cap Value.

(2) Sale of the Investor Class commenced on July 31, 1998 for Small Cap Value.

(3) Sale of the Advisor Class commenced on December 31, 1999 for Small Cap Value.

(4) Sale of the Institutional Class commenced on October 26, 1998 for Small Cap Value.

5. Affiliated Company Transactions

A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2000, follows:

                                                                                                           -----------------------------
                                                                                                                  March 31, 2000
                                Share Balance    Purchase        Sales         Realized       Dividend     -----------------------------
Fund/Issuer                        3/31/99         Cost           Cost        Gain (Loss)      Income      Share Balance    Market Value

-----------------------------------------------------------------------------------------------------------------------------------------
VALUE
-----------------------------------------------------------------------------------------------------------------------------------------

Flowserve Corp. ................   2,083,300    $ 4,486,365    $20,590,087    $(8,541,387)    $  899,178      1,396,600      $ 17,981,225
GTECH Holdings Corp. ...........   2,000,000        236,311     16,418,129     (3,774,843)            --      1,490,000        27,658,125
Interstate Bakeries Corp. ......   2,000,700     38,812,779     17,772,112     (2,519,616)       718,854      3,333,400        47,500,950
LabOne, Inc.(1) ................     420,000             --        249,452       (173,204)       352,800        620,000(2)      4,107,500
Littelfuse, Inc. ...............     836,500      5,979,953     12,279,578      6,292,842             --        507,000        18,584,719
Superior Industries
  International, Inc. ..........   2,292,000        125,080     23,945,059        863,273        741,675      1,382,300        43,801,631
XTRA Corp. .....................     521,600      4,660,435        432,523        (26,028)            --        621,200        23,605,600
                                                -----------    -----------    -----------     ----------                     ------------
                                                $54,300,923    $91,686,940    $(7,878,963)    $2,712,507                     $183,239,750
                                                ===========    ===========    ===========     ==========                     ============

-----------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME
-----------------------------------------------------------------------------------------------------------------------------------------

National Presto Industries, Inc.     364,800    $ 2,467,725    $ 3,707,590    $   169,971     $   33,580        335,800      $ 10,955,475
                                                ===========    ===========    ===========     ==========                     ============

(1) Formerly known as Lab Holdings Inc.

(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

6. Bank Loans

The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2000.

Value — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                  For a Share Outstanding Throughout the Years Ended March 31
                                                       -----------------------------------------------------------------------
                                                                                     Investor Class
                                                       -----------------------------------------------------------------------
                                                          2000            1999            1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............   $     5.77      $     7.73      $     6.58     $     6.32      $   5.46
                                                       ----------      ----------      ----------     ----------      --------
Income From  Investment Operations
  Net Investment Income(1) .........................         0.09            0.08            0.10           0.12          0.13
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..........................        (0.01)          (0.80)           2.35           0.87          1.34
                                                       ----------      ----------      ----------     ----------      --------
  Total From Investment Operations .................         0.08           (0.72)           2.45           0.99          1.47
                                                       ----------      ----------      ----------     ----------      --------
Distributions
  From Net Investment Income .......................        (0.09)          (0.09)          (0.10)         (0.12)        (0.12)
  In Excess of Net Investment Income ...............           --              --              --          --(2)         (0.01)
  From Net Realized Gains on Investment Transactions           --           (1.15)          (1.20)         (0.61)        (0.48)
  In Excess of Net Realized Gains on
  Investment Transactions ..........................        (0.41)             --              --             --            --
                                                       ----------      ----------      ----------     ----------      --------
  Total Distributions ..............................        (0.50)          (1.24)          (1.30)         (0.73)        (0.61)
                                                       ----------      ----------      ----------     ----------      --------
Net Asset Value, End of Period .....................   $     5.35      $     5.77      $     7.73     $     6.58      $   6.32
                                                       ==========      ==========      ==========     ==========      ========
  Total Return(3) ..................................         1.42%          (9.88)%         39.94%         15.92%        28.06%

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..         1.00%           1.00%           1.00%          1.00%         0.97%
Ratio of Net Investment Income to Average Net Assets         1.48%           1.19%           1.38%          1.86%         2.17%
Portfolio Turnover Rate ............................          115%            130%            130%           111%          145%
Net Assets, End of Period (in thousands) ...........   $1,388,646      $1,719,367      $2,713,562     $1,743,582      $881,885

(1) Computed using average shares outstanding throughout the period.

(2) Per share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements

                                           For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                         ----------------------------------------------
                                                                                         Advisor Class
                                                                         ----------------------------------------------
                                                                          2000         1999         1998         1997(1)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ................................    $  5.77      $  7.73      $  6.58      $  6.71
                                                                         -------      -------      -------      -------
Income From Investment Operations
  Net Investment Income(2) ..........................................       0.07         0.06         0.08         0.05
  Net Realized and Unrealized Gain (Loss) on Investment Transactions        0.01        (0.80)        2.35         0.48
                                                                         -------      -------      -------      -------
  Total From Investment Operations ..................................       0.08        (0.74)        2.43         0.53
                                                                         -------      -------      -------      -------
Distributions
  From Net Investment Income ........................................      (0.08)       (0.07)       (0.08)       (0.05)
  In Excess of Net Investment Income ................................         --           --           --        --(3)
  From Net Realized Gains on Investment Transactions ................         --        (1.15)       (1.20)       (0.61)
  In Excess of Net Realized Gains on Investment Transactions ........      (0.41)          --           --           --
                                                                         -------      -------      -------      -------
  Total Distributions ...............................................      (0.49)       (1.22)       (1.28)       (0.66)
                                                                         -------      -------      -------      -------
Net Asset Value,  End of Period .....................................    $  5.36      $  5.77      $  7.73      $  6.58
                                                                         =======      =======      =======      =======
  Total Return(4) ...................................................       1.36%      (10.09)%      39.60%        8.07%

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ...................       1.25%        1.25%        1.25%        1.25%(5)
Ratio of Net Investment Income to Average Net Assets ................       1.23%        0.94%        1.13%        1.50%(5)
Portfolio Turnover Rate .............................................        115%         130%         130%         111%
Net Assets, End of Period (in thousands) ............................    $61,323      $54,277      $56,118      $29,250

(1) October 2, 1996 (commencement of sale) through March 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements

                                     For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                          ----------------------------------------
                                                                                  Institutional Class
                                                                          ----------------------------------------
                                                                           2000           1999          1998(1)
------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................      $  5.78        $  7.73        $ 7.84
                                                                          -------        -------        ------
Income From Investment Operations
  Net Investment Income(2) .........................................         0.10           0.10          0.15
  Net Realized and Unrealized Gain (Loss) on Investment Transactions        (0.01)         (0.80)         1.02
                                                                          -------        -------        ------
  Total From Investment Operations .................................         0.09          (0.70)         1.17
                                                                          -------        -------        ------
Distributions
  From Net Investment Income .......................................        (0.10)         (0.10)        (0.08)
  From Net Realized Gains on Investment Transactions ...............           --          (1.15)        (1.20)
  In Excess of Net Realized Gains on Investment Transactions .......        (0.41)            --            --
                                                                          -------        -------        ------
  Total Distributions ..............................................        (0.51)         (1.25)        (1.28)
                                                                          -------        -------        ------
Net Asset Value, End of Period .....................................      $  5.36        $  5.78        $ 7.73
                                                                          =======        =======        ======
  Total Return(3) ..................................................         1.65%         (9.52)%       17.14%

------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................         0.80%          0.80%         0.80%(4)
Ratio of Net Investment Income to Average Net Assets ...............         1.68%          1.39%         2.97%(4)
Portfolio Turnover Rate ............................................          115%           130%          130%
Net Assets, End of Period (in thousands) ...........................      $95,202        $36,318        $5,944

(1) July 31, 1997 (commencement of sale) through March 31, 1998.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

Equity Income — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                     For a Share Outstanding Throughout the Years Ended March 31
                                                                -----------------------------------------------------------------
                                                                                        Investor Class
                                                                -----------------------------------------------------------------
                                                                  2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period .......................    $   5.95      $   7.15      $   6.31      $   6.10      $   5.42
                                                                --------      --------      --------      --------      --------
Income From Investment Operations
  Net Investment Income(1) .................................        0.21          0.22          0.25          0.22          0.20
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................................        0.03         (0.23)         1.99          0.75          1.13
                                                                --------      --------      --------      --------      --------
  Total From Investment Operations .........................        0.24         (0.01)         2.24          0.97          1.33
                                                                --------      --------      --------      --------      --------
Distributions
  From Net Investment Income ...............................       (0.21)        (0.23)        (0.24)        (0.21)        (0.19)
  In Excess of Net Investment Income .......................          --            --            --         --(2)         (0.01)
  From Net Realized Gains on Investment Transactions .......       (0.02)        (0.96)        (1.16)        (0.55)        (0.45)
  In Excess of Net Realized Gains on Investment Transactions       (0.46)           --            --            --            --
                                                                --------      --------      --------      --------      --------
  Total Distributions ......................................       (0.69)        (1.19)        (1.40)        (0.76)        (0.65)
                                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period .............................    $   5.50      $   5.95      $   7.15      $   6.31      $   6.10
                                                                ========      ========      ========      ========      ========
  Total Return(3) ..........................................        3.88%        (0.44)%       37.78%        16.24%        25.67%

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..........        1.00%         1.00%         1.00%         1.00%         0.98%
Ratio of Net Investment Income to Average Net Assets .......        3.41%         3.31%         3.52%         3.46%         3.51%
Portfolio Turnover Rate ....................................         141%          180%          158%          159%          170%
Net Assets, End of Period (in thousands) ...................    $282,692      $296,585      $355,962      $199,388      $116,692

(1) Computed using average shares outstanding throughout the period.

(2) Per share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements

                                           For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                        ------------------------------------------------
                                                                                       Advisor Class
                                                                        ------------------------------------------------
                                                                         2000         1999        1998        1997(1)
------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................    $  5.95      $  7.16      $ 6.31      $ 6.57
                                                                        -------      -------      ------      ------
Income From Investment Operations
  Net Investment Income(2) .........................................       0.20         0.21        0.23        0.02
  Net Realized and Unrealized Gain (Loss) on Investment Transactions       0.02        (0.24)       2.00       (0.21)
                                                                        -------      -------      ------      ------
  Total From Investment Operations .................................       0.22        (0.03)       2.23       (0.19)
                                                                        -------      -------      ------      ------
Distributions
  From Net Investment Income .......................................      (0.19)       (0.22)      (0.22)      (0.07)
  In Excess of Net Investment Income ...............................         --           --          --       --(3)
  From Net Realized Gains on Investment Transactions ...............      (0.02)       (0.96)      (1.16)         --
  In Excess of Net Realized Gains on Investment Transactions .......      (0.46)          --          --          --
                                                                        -------      -------      ------      ------
  Total Distributions ..............................................      (0.67)       (1.18)      (1.38)      (0.07)
                                                                        -------      -------      ------      ------
Net Asset Value, End of Period .....................................    $  5.50      $  5.95      $ 7.16      $ 6.31
                                                                        =======      =======      ======      ======
  Total Return(4) ..................................................       3.61%       (0.75)%     37.71%      (2.89)%

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................       1.25%        1.25%       1.25%       1.25%(5)
Ratio of Net Investment Income to Average Net Assets ...............       3.16%        3.06%       3.27%       1.64%(5)
Portfolio Turnover Rate ............................................        141%         180%        158%        159%
Net Assets, End of Period (in thousands) ...........................    $20,281      $12,251      $  731      $   18

(1) March 7, 1997 (commencement of sale) through March 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Per share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements

            For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                 ------------------------
                                                                  Institutional Class
                                                                 ------------------------
                                                                  2000         1999(1)
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ........................    $  5.95       $ 6.96
                                                                 -------       ------
Income From Investment Operations
  Net Investment Income(2) ..................................       0.22         0.07
  Net Realized and Unrealized Gain on Investment Transactions       0.03         0.06
                                                                 -------       ------
  Total From Investment Operations ..........................       0.25         0.13
                                                                 -------       ------
Distributions
  From Net Investment Income ................................      (0.22)       (0.18)
  From Net Realized Gains on Investment Transactions ........      (0.02)       (0.96)
  In Excess of Net Realized Gains on Investment Transactions       (0.46)          --
                                                                 -------       ------
  Total Distributions .......................................      (0.70)       (1.14)
                                                                 -------       ------
Net Asset Value, End of Period ..............................    $  5.50       $ 5.95
                                                                 =======       ======
  Total Return(3) ...........................................       4.09%        1.60%

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ...........       0.80%        0.80%(4)
Ratio of Net Investment Income to Average Net Assets ........       3.61%        1.61%(4)
Portfolio Turnover Rate .....................................        141%         180%
Net Assets, End of Period (in thousands) ....................    $13,716       $2,654

(1) July 8, 1998 (commencement of sale) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

Small Cap Value — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                 For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                       -----------------------
                                                                            Investor Class
                                                                       -----------------------
                                                                        2000       1999(1)
                                                                       -------     -------
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................   $  4.73     $  5.00
                                                                       -------     -------
Income From Investment Operations
  Net Investment Income(2) .........................................      0.05        0.03
  Net Realized and Unrealized Gain (Loss) on Investment Transactions      0.60       (0.24)
                                                                       -------     -------
  Total From Investment Operations .................................      0.65       (0.21)
                                                                       -------     -------
Distributions
  From Net Investment Income .......................................     (0.06)      (0.02)
  From Net Realized Gains on Investment Transactions ...............     (0.17)      (0.02)
  In Excess of Net Realized Gains on Investment Transactions .......     (0.11)      (0.02)
                                                                       -------     -------
  Total Distributions ..............................................     (0.34)      (0.06)
                                                                       -------     -------
Net Asset Value, End of Period .....................................     $5.04       $4.73
                                                                       =======     =======
  Total Return(3) ..................................................     14.37%      (4.24)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................      1.25%       1.25%(4)
Ratio of Net Investment Income to Average Net Assets ...............      1.04%       1.02%(4)
Portfolio Turnover Rate ............................................       178%        153%
Net Assets, End of Period (in thousands) ...........................   $17,690     $11,410

(1) July 31, 1998 (inception) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

                       For a Share Outstanding Throughout the Period Indicated
                                                                --------------
                                                                Advisor Class
                                                                --------------
                                                                    2000(1)
------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ........................      $  4.73
                                                                   -------
Income From Investment Operations
  Net Investment Income(2) ..................................         0.03
  Net Realized and Unrealized Gain on Investment Transactions         0.29
                                                                   -------
  Total From Investment Operations ..........................         0.32
                                                                   -------
Distributions
  From Net Investment Income ................................        (0.01)
                                                                   -------
Net Asset Value, End of Period ..............................      $  5.04
                                                                   =======
  Total Return(3) ...........................................         6.86%

------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ...........         1.50%(4)
Ratio of Net Investment Income to Average Net Assets ........         2.21%(4)
Portfolio Turnover Rate .....................................          178%
Net Assets, End of Period ...................................      $91,126

(1) December 31, 1999 (commencement of sale) through March 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

                 For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                                                                        ----------------------
                                                                        Institutional Class
                                                                        ----------------------
                                                                         2000       1999(1)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ...............................    $ 4.74      $ 4.83
                                                                        ------      ------
Income From Investment Operations
  Net Investment Income(2) .........................................      0.07        0.03
  Net Realized and Unrealized Gain (Loss) on Investment Transactions      0.58       (0.06)
                                                                        ------      ------
  Total From Investment Operations .................................      0.65       (0.03)
                                                                        ------      ------
Distributions
  From Net Investment Income .......................................     (0.07)      (0.02)
  From Net Realized Gains on Investment Transactions ...............     (0.17)      (0.04)
  In Excess of Net Realized Gains on Investment Transactions .......     (0.11)         --
                                                                        ------      ------
  Total Distributions ..............................................     (0.35)      (0.06)
                                                                        ------      ------
Net Asset Value, End of Period .....................................    $ 5.04      $ 4.74
                                                                        ======      ======
  Total Return(3) ..................................................     14.39%      (0.60)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ..................      1.05%       1.05%(4)
Ratio of Net Investment Income to Average Net Assets ...............      1.24%       1.22%(4)
Portfolio Turnover Rate ............................................       178%        153%
Net Assets, End of Period (in thousands) ...........................    $2,359      $  986

(1) October 26, 1998 (commencement of sale) through March 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

Large Cap Value — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                    For a Share Outstanding Throughout the Period Indicated
                                                             --------------
                                                             Investor Class
                                                             --------------
                                                                 2000(1)
---------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------

Net Asset Value, Beginning of Period ........................   $  5.00
                                                                -------
Income From Investment Operations
  Net Investment Income(2) ..................................      0.05
  Net Realized and Unrealized Loss on Investment Transactions     (0.41)
                                                                -------
  Total From Investment Operations ..........................     (0.36)
                                                                -------
Distributions
  From Net Investment Income ................................     (0.05)
                                                                -------
Net Asset Value, End of Period ..............................   $  4.59
                                                                =======
  Total Return(3) ...........................................     (7.22)%

---------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------

Ratio of Operating Expenses to Average Net Assets ...........      0.90%(4)
Ratio of Net Investment Income to Average Net Assets ........      1.72%(4)
Portfolio Turnover Rate .....................................        51%
Net Assets, End of Period (in thousands) ....................   $12,671

(1) July 30, 1999 (inception) through March 31, 2000.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Fund, Equity Income Fund, Small Cap Value Fund, and Large Cap Value Fund, (collectively the "Funds"), four of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2000, and the related statements of operations for the year then ended (July 30, 1999 [inception] through March 31, 2000 for Large Cap Value Fund), the statements of changes in net assets for each of the two years in the period then ended (July 30, 1999 [inception] through March 31, 2000 for Large Cap Value Fund and for the year then ended and for the period July 31, 1998 [inception] through March 31, 1999 for Small Cap Value Fund), and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Value Fund, Equity Income Fund, Small Cap Value Fund, and Large Cap Value Fund as of March 31, 2000, the results of their operations for the year then ended (July 30, 1999 [inception] through March 31, 2000 for Large Cap Value), the changes in their net assets for each of the two years in the period then ended (July 30, 1999 [inception] through March 31, 2000 for Large Cap Value Fund and for the year then ended and for the period July 31, 1998 [inception] through March 31, 1999 for Small Cap Value Fund), and the financial highlights for periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 12, 2000

Share Class and Retirement Account Information

Share Classes

Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

Advisor Class shares are sold through banks, broker-dealers, insurance com panies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distri bu tion fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distri bu tion services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

Institutional Class shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institu tional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to with hold federal income tax prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be respon s ible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withhold ing and estimated tax payments are not sufficient.

Background Information

Investment Philosophy & Policies

American Century offers 14 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small Cap Value, and Large Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

American Century Value invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

American Century Equity Income purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

American Century Small Cap Value focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

American Century Large Cap Value seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow, reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 Index is a capitalization- weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

The S&P 500/BARRA Value Index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

The Lipper Equity Income Fund Index is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

The Lipper Multi-Cap Value Index consists of the largest funds tracked by Lipper, Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to- current earnings, book value, asset value, or other factors.

The S&P SmallCap 600/BARRA Value Index is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

Portfolio Managers

Value and Equity Income

    Phil Davidson
    Scott Moore, CFA

Small Cap Value

    Todd Vingers, CFA
    Ben Giele, CFA

Large Cap Value

    Mark Mallon
    Charles Ritter, CFA

Glossary

Returns

  Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.
  Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 39-48.

Investment Terms

  Median Market Capitalization — Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.
  Number of Companies — the number of different companies held by a fund on a given date.
  Portfolio Turnover — the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.
  Price/Book Ratio — a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)
  Price/Earnings (P/E) Ratio — a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

Types of Stocks

  Blue Chip Stocks — stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.
  Cyclical Stocks — generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.
  Growth Stocks — stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.
  Large-Capitalization ("Large-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.
  Medium-Capitalization ("Mid-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.
  Small-Capitalization ("Small-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.
  Value Stocks — generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

Fund Classifications

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

Investment Objective

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

  Capital Preservation — offers taxable and tax-free money market funds for relative stability of principal and liquidity.
  Income — offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.
  Growth & Income — offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.
  Growth — offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

  Conservative — these funds generally provide lower return potential with either low or minimal price-fluctuation risk.
  Moderate — these funds generally provide moderate return potential with moderate price-fluctuation risk.
  Aggressive — these funds generally provide high return potential with corresponding high price-fluctuation risk.

INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond

----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free

----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[AMERICAN CENTURY LOGO]

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Advisors, Insurance Companies
1-800-345-6488

American Century Capital Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

[GRAPHIC OMITTED]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                            COMPANIES

0005                               American Century Investment Services, Inc.
SH-ANN-20176                       (C)2000 American Century Services Corporation

March 31, 2000

AMERICAN CENTURY®

      Annual Report

[GRAPHIC OMITTED]

Real Estate

[AMERICAN CENTURY(R) LOGO]

Real Estate
(REACX)

Turn to the inside back
cover of this report to
see a list of American
Century funds classified
by objective and risk.

Receive Your Annual Reports Online

Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

  Receive links to documents by email
  Download select documents and file electronically to save space in your file cabinets
  Read documents at your convenience

To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Get Investment Insight with Fund Advisor*

They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals — short-term and long-term. Fund Advisor helps you:

Get organized.

Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

Get recommendations based on funds available through your current fund family or financial service provider — not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

  Your OnePIN to log in to Fund Advisor
  Your latest tax return
  Your most recent investment account statements

To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Our Message to You

[PHOTO OMITTED]

James E. Stowers III, seated, with James E. Stowers, Jr.

1999 was another difficult year for real estate fund investors. While the overall stock market stormed ahead to record highs and strong returns, real estate stocks were left behind and largely ignored. Investors simply failed to recognize or appreciate the tremendous value offered by real estate investment trusts (REITs).

The first quarter of 2000, however, was a different story. The broader stock market was wracked with extreme bouts of volatility, so investors turned to REITs as an island of relative stability. Although drawn to the REIT sector by the volatile market environment, investors may stay once they discover the strong earnings growth and attractive values.

The new year also brought a change of management for the American Century Real Estate fund. As of January 1, J.P. Morgan Investment Management took over day-to-day responsibilities as sub-advisor for the fund from RREEF America, which had managed the fund since its inception. J.P. Morgan and American Century have been business partners since 1997, and we're confident that the new management team's experience and skills will serve our shareholders well.

Besides serving the nearly two million investors who look to American Century for investment management, we also have an obligation to the 3,000 people who work on your behalf — to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

We do not take this recognition lightly — acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and an essential one in our efforts to provide you with excellent investment management and service.

As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/ James E. Stowers

James E. Stowers, Jr.
Chairman of the Board and Founder

/s/ James E. Stowers III

James E. Stowers III
Vice Chairman of the Board and
Chief Executive Officer

    Report Highlights
    Market Perspective

Real Estate
    Performance Information
    Management Q&A
    Portfolio at a Glance
    Top Ten Holdings
    Yield
    Schedule of Investments

Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statements of Changes in Net Assets
    Notes to Financial Statements
    Financial Highlights
    Independent Auditors' Report
    Proxy Voting Results

Other Information
    Share Class and Retirement Account Information
    Background Information
         Investment Philosophy and Policies
         Fund Management Team
         Fund Background
         Comparative Indices
         Portfolio Manager
    Glossary

Report Highlights

-----------------------------------------
               Real Estate(1)
                  (REACX)
-----------------------------------------
Total Returns:          AS OF 3/31/00
  6 Months ............          1.30%(2)
  1 Year ..............          2.87%
  30-Day SEC Yield: ...          6.77%
Inception Date:               9/21/95
-----------------------------------------
Net Assets:             $94.6 million(3)
-----------------------------------------

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 23-24.

Market Perspective

  American Century Real Estate (ACRE) Fund's fiscal year ended March 31, 2000. The period opened with a brief return to undervalued stocks that had fallen from favor. REITs became attractive to investors who took advantage of the effects of the sustained slump, driving the Morgan Stanley REIT Index to a 12% gain in two months.
  Despite this promising beginning, REITs declined under the pressure of stocks of the "New Economy" — stocks of companies involved in the Internet and other developing technologies — which prospered mightily by enticing investors with remarkable accelerating price momentum. Meanwhile, stocks of the "Old Economy" companies — financial services, industrial and retail — commanded only occasional interest from investors.
  The state of the economy over the period increasingly weighed on investors. Continued economic strength raised inflation fears and the concern over higher interest rates. In the midst of the sound and fury of this volatile environment, REITs became a source of value and stability, offering investors a market of well-balanced supply and demand and growing returns on invested capital.

ACRE

  ACRE posted a return of 2.87% during its fiscal year, just behind its new benchmark, the Morgan Stanley REIT Index, which turned in a 2.94% gain. This return equaled the average return of 138 real estate funds tracked by Lipper Inc., while the S&P 500 gained 17.94%.
  During the period, ACRE came under the direction of new portfolio manager Daniel O'Connor, J.P. Morgan Investment Management. He assumed daily management responsibilities on January 1, 2000. The fund also changed its benchmark to the Morgan Stanley REIT Index. Both events precipitated changes to the portfolio, particularly to align the fund more equally with its new benchmark.
  Portfolio composition for the period was predominated by office, residential and retail REITs. Of these, office REITs were the top performers, aided by two holdings that were poised for success due to managerial and regional strengths. Another positive factor was the acquisition of one of the office REITs held by the fund by another, which stands to reap formidable benefits from the deal.
  Hotel REITs were the worst performers during the fiscal year and our exposure was significantly reduced in this area. Unfavorable fundamentals, such as high vacancy fostered by new supply and decreasing revenue growth, made this sector unappealing.

Market Perspective from Mark Mallon

[PHOTO OMITTED]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

Performance Overview

Volatility was rampant in the U.S. stock market during the year ended March 31, 2000. To a lesser extent, this volatility extended to real estate stocks, including real estate investment trusts (REITs). But when all was said and done, the broader market indices posted double-digit returns for the year, while REIT returns were more modest (see the performance table at right).

They Love Me, They Love Me Not

REITs started the period on a high note. Investors began to shift away from growth stocks, seeking out shares that were undervalued and out of favor. REITs were the perfect candidate — they had been in a steady slump for a year and a half despite a favorable real estate environment. Renewed demand for REITs caused the Morgan Stanley REIT Index to jump by 12% in two months.

Unfortunately, the good times were fleeting. REITs fell along with the rest of the stock market during the summer of 1999 as investors began to worry about rising interest rates and weaker corporate profits. But even when the broader market began to rebound in the fourth quarter of 1999, REITs were left behind as investors focused on technology and other growth-oriented stocks.

By late 1999, REITs had given up their earlier gains and then some (see the chart at right).

A Glimmer of Hope

Although 1999 turned out to be another year of disappointment for REIT investors, the first quarter of 2000 may have represented a turning point. The broader stock market endured a period of extreme volatility — "New Economy" technology stocks soared in January and February, then plunged as investors rediscovered "Old Economy" stocks.

In this environment, REITs were a source of relative stability and even outperformed the S&P 500 for the quarter. More importantly, long-term value investors were finally attracted to the high dividend yields and solid growth rates that many REITs offer.

Sector Performance

Fundamentally, the environment for real estate remained healthy over the past year. Supply and demand in the real estate market were well balanced, and returns on invested capital continued to grow.

Among REITs, apartment companies were the top performers, thanks to strong earnings and high occupancy rates. Industrial and office REITs also performed well — industrial properties boomed as a result of increased demand from growing e-commerce businesses.

Hotel REITs had the worst returns during the year. This sector has been fundamentally weak, with relatively high vacancy rates and slowing revenue growth. Retail and self-storage companies also struggled, although shopping mall REITs have rebounded so far in 2000.

"Fundamentally, the environment for real estate remained healthy over the past year. Supply and demand in the real estate market were well balanced, and returns on invested capital continued to grow."

Market Returns

For the year ended March 31, 2000

                        ---------
S&P 500                     17.94%
                        ---------
Morgan Stanley REIT          2.94%
---------------------------------

Source: Lipper Inc. and Russell/Mellon Analytical

Market Performance (Growth of $1.00)

For the year ended March 31, 2000

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material]

Monthly Growth of $1 as of 3/31/2000

                                      Morgan Stanley    Morgan Stanley     Wilshire      Wilshire
               S&P 500     S&P 500      REIT Index        REIT Index      REIT Index    REIT Index

 3/31/1999                  $1.00                            $1.00                        $1.00
 4/30/1999       3.87       $1.04          9.67              $1.10            9.64        $1.10
 5/31/1999      -2.36       $1.01          2.12              $1.12            2.66        $1.13
 6/30/1999       5.56       $1.07         -1.86              $1.10           -1.77        $1.11
 7/31/1999      -3.13       $1.04         -3.14              $1.06           -3.40        $1.07
 8/31/1999      -0.49       $1.03         -0.96              $1.05           -0.72        $1.06
 9/30/1999      -2.74       $1.00         -4.18              $1.01           -4.35        $1.01
10/31/1999       6.33       $1.07         -2.28              $0.99           -2.10        $0.99
11/30/1999       2.05       $1.09         -1.48              $0.97           -1.35        $0.98
12/31/1999       5.87       $1.15          3.11              $1.00            3.78        $1.02
 1/31/2000      -5.02       $1.10          0.62              $1.01            0.63        $1.02
 2/29/2000      -1.89       $1.07         -1.59              $0.99           -1.55        $1.01
 3/31/2000       9.78       $1.18          3.67              $1.03            3.96        $1.05

1 yr returns:               17.94                             2.94                         4.70

ACRE — Performance

Total Returns as of March 31, 2000

                          ------------------------------   -------------------------------  -----------------------------
                                  Investor Class                    Advisor Class                Institutional Class
                              (inception 9/21/95)(1)             (inception 10/6/98)             (inception 6/16/97)
                          ------------------------------   -------------------------------  -----------------------------
                                               Morgan                             Morgan                        Morgan
                                              Stanley                            Stanley                       Stanley
                                  Wilshire      REIT                 Wilshire      REIT             Wilshire     REIT
                           ACRE     REIT       Index        ACRE       REIT       Index       ACRE    REIT      Index
6 Months(2) .............  1.30%    3.23%       1.90%       1.17%      3.23%       1.90%      1.51%   3.23%      1.90%
1 Year ..................  2.87%    4.70%       2.94%       2.62%      4.70%       2.94%      3.18%   4.70%      2.94%
-------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------------------------------------
3 Years ................. -0.84%   -0.43%      -1.23%         --         --          --         --      --         --
Life of Fund ............  9.27%    8.14%(3)    7.25%(3)    3.30%     -1.14%(4)   -2.75%(4)  -1.53%  -2.11%(5)  -3.06%(5)

(1) The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.
(2) Returns for periods less than one year are not annualized.
(3) Since 9/30/95, the date nearest the class's inception for which data are available.
(4) Since 9/30/98, the date nearest the class's inception for which data are available.
(5) Since 6/30/97, the date nearest the class's inception for which data are available.
See pages 21-23 for information about share classes, the indices, and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material]

$10,000
investment
made 9/21/95

                  Real Estate Fund         Morgan Stanley REIT Index        Wilshire REIT Index
   Date          Value       Return            Value       Return            Value       Return

 9/21/1995      $10,000                       $10,000                       $10,000
12/31/1995      $10,500        5.00           $10,441        4.41           $10,405        4.05
 3/31/1996      $10,883        3.65           $10,651        2.01           $10,685        2.70
 6/30/1996      $11,350        4.29           $11,106        4.27           $11,123        4.10
 9/30/1996      $12,329        8.62           $11,827        6.49           $11,873        6.74
12/31/1996      $14,784       19.92           $14,189       19.97           $14,259       20.10
 3/31/1997      $15,320        3.62           $14,220        0.22           $14,403        1.01
 6/30/1997      $16,096        5.07           $14,921        4.93           $15,076        4.68
 9/30/1997      $18,438       14.55           $16,661       11.66           $16,882       11.98
12/31/1997      $18,510        0.39           $16,825        0.98           $17,063        1.07
 3/31/1998      $18,386       -0.67           $16,704       -0.72           $16,892       -1.00
 6/30/1998      $17,529       -4.66           $15,970       -4.39           $16,189       -4.16
 9/30/1998      $15,189      -13.35           $14,285      -10.55           $14,466      -10.64
12/31/1998      $15,159       -0.20           $13,982       -2.12           $14,161       -2.11
 3/31/1999      $14,518       -4.23           $13,309       -4.81           $13,581       -4.10
 6/30/1999      $16,287       12.19           $14,628        9.91           $15,015       10.56
 9/30/1999      $14,743       -9.48           $13,445       -8.09           $13,774       -8.27
12/31/1999      $14,749        0.04           $13,345       -0.74           $13,806        0.23
 3/31/2000      $14,935        1.25           $13,700        2.66           $14,219        2.99

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Wilshire REIT Index and Morgan Stanley REIT Index are provided for comparison in each graph. The indices returns in both graphs are since 9/30/95, the date nearest the Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

One-Year Returns Over Life of Fund (Periods ended March 31)

[GRAPHIC OMITTED]

[The following table was depicted as a bar graph in the printed material]

Fiscal-Year Returns as 3/31/2000 -- Real Estate Fund

                Real Estate    Morgan Stanley REIT Index    Wilshire REIT Index
  Date             Return               Return                    Return
  ----             ------               ------                    ------
3/31/1996            8.83                 6.51                      6.85
3/31/1997           40.77                33.51                     34.79
3/31/1998           20.03                17.47                     17.28
3/31/1999          -21.04               -20.32                    -19.66
3/31/2000            2.87                 2.94                      4.70

* ACRE return from 9/21/95 to 3/31/96.

ACRE — Q&A

[PHOTO OMITTED]

An interview with Daniel O'Connor, a portfolio manager on the American Century Real Estate (ACRE) fund investment team. Mr. O'Connor works for J.P. Morgan Investment Management, which took over day-to-day management responsibilities of ACRE from RREEF America as of January 1, 2000.

How did ACRE perform during the year ended March 31, 2000?

The fund's return was in line with the overall performance of the real estate investment trust (REIT) market. ACRE's one-year return was 2.87%, which was just behind the 2.94% return of its benchmark, the Morgan Stanley REIT Index.* The fund's return matched the 2.87% average return of the 138 real estate funds tracked by Lipper Inc. (See the previous page for additional fund performance comparisons.) The S&P 500, a broad stock market measure, returned 17.94%.

ACRE's benchmark used to be the Wilshire REIT Index, but now it's the Morgan Stanley REIT Index. Why the change?

Both indexes are considered to be standard, representative benchmarks of the REIT market, but we've always favored the Morgan Stanley Index. When we first began managing REIT portfolios in 1997, the Morgan Stanley Index was the only continuously priced REIT index. Morgan Stanley also set strict standards for inclusion so that the index contains only well-seasoned real estate companies.

In addition, the index excludes REITs that are not part of ACRE's investment universe, such as healthcare REITs, mortgage REITs, and real estate finance companies. We think this index is the most suitable benchmark for ACRE.

Have you made any changes to ACRE's portfolio as a result of the new benchmark?

We've made quite a few changes to the portfolio since we began managing it at the first of the year. That's bound to happen when management changes hands. It also explains why ACRE's turnover was higher during the past year than it was the year before (see the table on page 6).

We made some changes to bring the portfolio in line with our benchmark and investment parameters; others we made based on our own outlook for certain sectors of the REIT market.

Can you give some examples?

We reduced the size of several fund holdings. One example is Mack-Cali Realty, an office REIT based in the Northeast. Mack-Cali was a top ten holding for most of 1999, with a weighting in the portfolio that was about twice that of the index. We have cut back this position to a weighting more in line with the benchmark.

We also sold TrizecHahn because it didn't fit our investment parameters. TrizecHahn concentrates on real estate operation and management rather than property ownership.

What about your sector reallocation?

We significantly reduced ACRE's exposure to hotel REITs. The fundamentals of the hotel sector were not favorable — an enormous amount of new supply has led to high vacancy rates and slowing revenue growth — and we don't think things will get better any time soon.

* All fund returns referenced in this interview are for Investor Class shares.

"The fund's return was in line with the overall performance of the real estate investment trust (REIT) market."

Fund Allocation

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

--------------------------------------
                  As of March 31, 2000
--------------------------------------
Office                             23%
Mall & Shopping Center             23%
Multi-family Residential           20%
Diversified                        11%
Other                               9%
Industrial                          7%
Storage                             7%

--------------------------------------
              As of September 30, 1999
--------------------------------------
Office                             36%
Mall & Shopping Center             13%
Multi-family Residential           25%
Diversified                         4%
Other                              10%
Industrial                         10%
Storage                             2%

Top Ten Holdings

------------------------------------------------
                           % of fund investments
------------------------------------------------
                             As of         As of
                           3/31/00       9/30/99
Equity Residential
   Properties Trust            6.1%          4.5%
Equity Office
   Properties Trust            5.6%          3.3%
Prologis Trust                 5.4%          2.8%
Public Storage, Inc.           5.2%          2.1%
Cornerstone
   Properties, Inc.            5.1%           --
Vornado Realty Trust           4.5%          3.7%
National Golf
   Properties Inc.             3.5%           --
Arden Realty, Inc.             3.4%          4.8%
Meristar Hospitality
   Corp                        3.4%          3.1%
Crescent Real Estate
  Equities Co.                 3.4%           --

Portfolio at a Glance

------------------------------------------------
                           3/31/00       3/31/99
------------------------------------------------
No. of Companies                36            41
Median REIT FFO*
   Ratio                       7.9           8.9
Median Market                $1.25         $1.00
   Capitalization          billion       billion
Portfolio Turnover             102%           66%
Expense Ratio (for
   Investor Class)            1.20%         1.20%

*Funds from operations

Investment terms are defined in the Glossary on pages 23-24.

As a result, we sold nearly all of the fund's hotel REITs, including Starwood, Wyndham, and Host Marriott. The only one we held onto is Meristar Hospitality, which specializes in high-end luxury hotels. Unlike its peers, Meristar has a good balance sheet and operates in strong markets.

Overall, though, the fund is still dominated by office, residential, and retail REITs, with a smattering of other sectors. For the most part, change was limited to adjusting position sizes of the holdings in these sectors.

ACRE's top two holdings from six months ago — Highwoods Properties and CarrAmerica Realty — are no longer in the portfolio. That's a pretty substantial change.

We felt that these two companies were financially weak relative to other office REITs. In particular, CarrAmerica is dependent on a significant amount of debt financing, and given the recent rise in interest rates, this need for financing is likely to hurt its performance. As for Highwoods, the company is suffering from internal conflict, and we thought it best to avoid the stock until its problems are resolved.

We've talked quite a bit about what you dropped from ACRE's portfolio. What did you add?

One company that we like a lot is Cornerstone Properties, which was not in the portfolio when we began managing it but now makes up about 5% (see the top ten holdings table at left). Cornerstone is an office REIT with a premier portfolio of office towers in central business districts around the country.

In February, Cornerstone agreed to be acquired by Equity Office Properties (another top ten holding). When the deal is completed, the combined company will be the largest owner and operator of office properties in the United States. It will also be the dominant landlord in several key metropolitan areas with high barriers to entry, including San Francisco, Boston, Chicago, and Washington DC.

Cornerstone shares surged by almost 20% after the deal was announced, while Equity Office Properties declined a little. Over the long term, though, we think this acquisition will strengthen Equity Office's strategic and financial position.

Can you talk about other strong performers in ACRE's portfolio?

One of our best performers over the past year was Spieker Properties, an office property owner based in Silicon Valley. Spieker is one of the few regional office REITs still around, but what a region to be in. Demand for office space in Silicon Valley has exploded over the past few years, and Spieker has benefited significantly. Spieker was up 25% in the first quarter of 2000.

Another top-performing company that we like is Cousins Properties, which is also an office REIT. Cousins is a well-managed company with a lot of flexibility, which has enabled it to enter into a number of attractive joint ventures. The company has experienced a 15% increase in funds from operations (FFO), the REIT equivalent of earnings. We think Cousins is in an excellent position to succeed.

What holdings hurt fund performance during the past year?

As I mentioned before, hotel REITs have been the worst performers in the REIT market, and the fund held several of them for most of the fiscal year.

More recently, one of the weaker-performing REITs in the fund's portfolio has been Public Storage. Storage companies in general have been up and down over the past six months, and Public Storage had the added burden of rumors that it was negotiating an acquisition of smaller rival Shurgard Storage.

However, we think Public Storage has a favorable long-term outlook. The company should ultimately benefit from consolidation in its industry, and it has already shown the ability to improve its operating efficiency. We've established an overweight position in this company.

What's your outlook for REITs going forward?

We think REITs are still as attractive as they've been over the past two years. They continue to trade at a substantial discount to their underlying property values. In addition, the fundamentals of the real estate market remain favorable — balanced supply and demand, healthy rent growth, and rising returns on invested capital.

REITs also offer relatively high dividend yields. As of March 31, ACRE's 30-day SEC yield was 6.77%, up from 5.87% six months ago. ACRE's yield was also higher than the 6.01% yield on the 10-year Treasury bond.

What are your plans for ACRE in the coming months?

We plan to continue focusing on selecting real estate companies that we feel have the best prospects. REITs have been beaten down as a group over the past two years, but as they start to recover, the best operators are beginning to distinguish themselves from the pack. Those are the companies we are striving to own.

"...the fundamentals of the real estate market remain favorable — balanced supply and demand, healthy rent growth, and rising returns on invested capital."

Yield as of March 31, 2000

----------------------------------
                  30-Day SEC Yield
----------------------------------
Investor Class               6.77%
Advisor Class                6.52%
Institutional Class          6.97%

ACRE — Schedule of Investments

MARCH 31, 2000

Shares                                                         Value
------------------------------------------------------------------------
COMMON STOCKS - 94.0%
------------------------------------------------------------------------
DIVERSIFIED COMPANIES - 10.9%
        38,800  Colonial Properties Trust                    $   921,500
       187,700  Crescent Real Estate Equities Co.              3,284,750
        36,150  Developers Diversified Realty Corp.              501,581
       132,124  Duke-Weeks Realty Corp.                        2,526,872
       163,800  National Golf Properties Inc.                  3,450,038
                                                             -----------
                                                              10,684,741
                                                             -----------
HOTELS - 3.4%
       189,955  Meristar Hospitality Corp.                     3,312,340
                                                             -----------
INDUSTRIAL - 6.9%
        63,200  Liberty Property Trust                         1,512,850
       274,210  Prologis Trust                                 5,278,543
                                                             -----------
                                                               6,791,393
                                                             -----------
MULTI-FAMILY RESIDENTIAL - 19.5%
        69,169  AvalonBay Communities Inc.                     2,533,315
        93,389  Camden Property Trust                          2,527,340
       149,522  Equity Residential Properties Trust            6,008,915
        43,530  Gables Residential Trust                         979,425
        34,500  Home Properties of New York, Inc.                922,875
        44,400  Post Properties, Inc.                          1,789,875
       122,100  Summit Properties Inc.                         2,335,162
       199,050  United Dominion Realty Trust, Inc.             2,002,941
                                                             -----------
                                                              19,099,848
                                                             -----------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS - 9.4%
       144,600  Federal Realty Investment Trust                2,792,588
        53,500  Kimco Realty Corporation                       2,006,250
       130,600  Vornado Realty Trust                           4,375,100
                                                             -----------
                                                               9,173,938
                                                             -----------
OFFICE - 23.4%
       160,700  Arden Realty, Inc.                             3,354,612
        30,900  Boston Properties, Inc.                          983,006
       287,930  Cornerstone Properties, Inc.                   5,020,779
        84,400  Cousins Properties Inc.                        3,106,975
       216,300  Equity Office Properties Trust                 5,434,538
       125,500  Mack-Cali Realty Corp.                         3,200,250
        63,200  Mission West Properties Inc.                     541,150
        28,200  Spieker Properties, Inc.                       1,254,900
                                                             -----------
                                                              22,896,210
                                                             -----------
REGIONAL MALLS - 13.7%
        91,600  CBL & Associates Properties, Inc.              1,872,075
        94,200  General Growth Properties, Inc.                2,867,212
       117,800  IRT Property Co.                                 942,400
       146,100  Macerich Co. (The)                             3,013,312
       114,400  Mills Corp.                                    2,059,200
        39,600  Simon Property Group, Inc.                       950,400
        58,800  Urban Shopping Centers, Inc.                   1,708,875
                                                             -----------
                                                              13,413,474
                                                             -----------
STORAGE - 6.8%
        41,660  CenterPoint Properties Corp. CI A              1,517,986
       243,148  Public Storage, Inc.                           5,106,108
                                                             -----------
                                                               6,624,094
                                                             -----------
TOTAL COMMON STOCKS
     (Cost $92,947,791)                                       91,996,038
                                                             -----------
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 6.0%
------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs & Co.,
   Inc., (U.S. Treasury obligations), in a joint
   trading account at 6.08%, dated 3/31/00,
   due 4/3/00 (Delivery value $4,802,432)                      4,800,000
Repurchase Agreement, State Street Boston
   Corp., (U.S. Treasury obligations), in a joint
   trading account at 6.05%, dated 3/31/00,
   due 4/3/00 (Delivery value $1,100,555)                      1,100,000
                                                             -----------
TOTAL TEMPORARY CASH INVESTMENTS                               5,900,000
     (Cost $5,900,000)
                                                             -----------
TOTAL INVESTMENT SECURITIES - 100.0%
     (Cost $98,847,791)                                      $97,896,038
                                                             ===========

See Notes to Financial Statements

Statement of Assets and Liabilities

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000

--------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------
Investment securities, at value (identified cost of $98,847,791) (Note 3) .... $  97,896,038
Cash .........................................................................        45,072
Receivable for investments sold ..............................................       445,072
Dividends and interest receivable ............................................       670,033
                                                                               -------------
 .............................................................................    99,056,215
                                                                               -------------
--------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------
Payable for investments purchased ............................................     1,475,940
Payable for capital shares redeemed ..........................................     2,859,944
Payable for management fees (Note 2) .........................................        95,993
Distribution fees payable (Note 2) ...........................................         1,085
Service fees payable (Note 2) ................................................         1,085
Payable for directors' fees and expenses .....................................            65
Accrued expenses and other liabilities .......................................           140
                                                                               -------------
 .............................................................................     4,434,252
                                                                               -------------
Net Assets ................................................................... $  94,621,963
                                                                               =============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus) ...................................... $ 132,696,095
Undistributed net investment income ..........................................        48,198
Accumulated net realized loss on investment transactions .....................   (37,170,577)
Net unrealized depreciation on investments (Note 3) ..........................      (951,753)
                                                                               -------------
 ............................................................................. $  94,621,963
                                                                               =============

Investor Class, $0.01 Par Value
Net assets ................................................................... $  73,812,218
Shares outstanding ...........................................................     6,285,284
Net asset value per share .................................................... $       11.74

Advisor Class, $0.01 Par Value
Net assets ................................................................... $   5,352,916
Shares outstanding ...........................................................       455,920
Net asset value per share .................................................... $       11.74

Institutional Class, $0.01 Par Value
Net assets ................................................................... $  15,456,829
Shares outstanding ...........................................................     1,315,810
Net asset value per share .................................................... $       11.75

See Notes to Financial Statements

Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000

-----------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,187) ............ $  9,366,500
Interest .......................................................      201,604
                                                                 ------------
 ...............................................................    9,568,104
                                                                 ------------
Expenses (Note 2):
Management fees ................................................    1,552,784
Distribution fees -- Advisor Class .............................        7,971
Service fees -- Advisor Class ..................................        7,971
Directors' fees and expenses ...................................        1,102
                                                                 ------------
 ...............................................................    1,569,828
                                                                 ------------
Net investment income ..........................................    7,998,276
                                                                 ------------
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
-----------------------------------------------------------------------------
Net realized loss on investments ...............................  (22,624,326)
Change in net unrealized depreciation on investments ...........   17,189,552
                                                                 ------------
Net realized and unrealized loss on investments ................   (5,434,774)
                                                                 ------------
Net Increase in Net Assets Resulting from Operations ........... $  2,563,502
                                                                 ============

See Notes to Financial Statements

Statements of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2000 AND MARCH 31, 1999

Decrease in Net Assets                                                          2000                1999
------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------
Net investment income .................................................... $   7,998,276       $   7,908,100
Net realized loss on investments .........................................   (22,624,326)        (18,562,395)
Change in net unrealized depreciation on investments .....................    17,189,552         (23,965,828)
                                                                           -------------       -------------
Net increase (decrease) in net assets resulting from operations ..........     2,563,502         (34,620,123)
                                                                           -------------       -------------
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------
From net investment income:
  Investor Class .........................................................    (5,683,209)         (4,933,750)
  Advisor Class ..........................................................      (208,155)             (4,632)
  Institutional Class ....................................................    (1,271,720)         (1,054,610)
In excess of net realized gains on investment transactions:
  Investor Class .........................................................            --          (1,111,296)
  Advisor Class ..........................................................            --                (325)
  Institutional Class ....................................................            --            (266,386)
                                                                           -------------       -------------
Decrease in net assets from distributions ................................    (7,163,084)         (7,370,999)
                                                                           -------------       -------------
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share transactions ....   (37,826,998)         28,322,183
                                                                           -------------       -------------
Net decrease in net assets ...............................................   (42,426,580)        (13,668,939)
------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------
Beginning of period ......................................................   137,048,543         150,717,482
                                                                           -------------       -------------
End of period ............................................................ $  94,621,963       $ 137,048,543
                                                                           =============       =============
Undistributed net investment income ...................................... $      48,198       $     746,412
                                                                           =============       =============

See Notes to Financial Statements

Notes to Financial Statements

MARCH 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

Multiple Class — The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Security Valuations — Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

Investment Income — Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the policy of the fund to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

At March 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $17,682,932 (expiring in 2007 through 2008) which may be used to offset future taxable gains.

For the five month period ended March 31, 2000, Real Estate incurred net capital losses of $17,337,181. The fund has elected to treat such losses as having been incurred in the following fiscal year.

Additional Information — Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

2. Transactions with Related Parties

The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

The annual management fee is for each class of Real Estate is as follows.

                            INVESTOR    ADVISOR   INSTITUTIONAL
                              CLASS      CLASS       CLASS
---------------------------------------------------------------
FUND AVERAGE NET ASSETS
---------------------------------------------------------------
$0 to $100,000,000 ........    1.20%      0.95%       1.00%
over $100,000,000 .........    1.15%      0.90%       0.95%

RREEF America L.L.C. ("RREEF") voluntarily resigned as the fund's investment advisor on December 31, 1999. The Board of Directors and a majority of the fund's shareholders approved a new subadvisory agreement with J.P. Morgan Investment Management Inc. (JPMIM), effective January 1, 2000. The terms of the new subadvisory agreement between JPMIM and ACIM are identical in all substantive respects to the old subadvisory agreement. The subadvisor will continue to make investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM will continue to pay all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, an equity investor in American Century Companies, Inc.

The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the year ended March 31, 2000 were $15,942.

Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2000, were $132,179,820 and $169,402,521, respectively.

As of March 31, 2000, accumulated net unrealized depreciation was $3,099,432, based on the aggregate cost of investments for federal income tax purposes of $100,995,470, which consisted of unrealized appreciation of $2,387,902 and unrealized depreciation of $5,487,334.

For the year ended March 31, 2000, the fund incurred net realized losses of $456,413 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

                                                Shares            Amount
----------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------
Shares Authorized ..........................  50,000,000
                                             ===========
Year ended March 31, 2000
Sold .......................................  10,178,382       $ 125,814,882
Issued in reinvestment of distributions ....     443,712           5,211,042
Redeemed ................................... (13,447,772)       (164,093,568)
                                             -----------       -------------
Net decrease ...............................  (2,825,678)      $ (33,067,644)
                                             ===========       =============
Year ended March 31, 1999
Sold .......................................   8,944,040       $ 124,299,797
Issued in reinvestment of distributions ....     425,283           5,522,971
Redeemed ...................................  (8,692,855)       (118,594,866)
                                             -----------       -------------
Net increase ...............................     676,468       $  11,227,902
                                             ===========       =============
----------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------
Shares Authorized ..........................  25,000,000
                                             ===========
Year ended March 31, 2000
Sold .......................................     496,150       $   6,097,594
Issued in reinvestment of distributions ....      16,812             192,141
Redeemed ...................................     (94,105)         (1,087,568)
                                             -----------       -------------
Net decrease ...............................     418,857       $   5,202,167
                                             ===========       =============
October 6, 1998 through March 31, 1999
Sold .......................................      38,324       $     475,941
Issued in reinvestment of distributions ....         418               4,957
Redeemed ...................................      (1,678)            (21,062)
                                             -----------       -------------
Net increase ...............................      37,064       $     459,836
                                             ===========       =============
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
Shares Authorized ..........................  25,000,000
                                             ===========
Year ended March 31, 2000
Sold .......................................   2,415,404       $  28,971,588
Issued in reinvestment of distributions ....      91,834           1,074,105
Redeemed ...................................  (3,364,595)        (40,007,214)
                                             -----------       -------------
Net decrease ...............................    (857,357)      $  (9,961,521)
                                             ===========       =============
Year ended March 31, 1999
Sold .......................................   2,180,812       $  28,623,703
Issued in reinvestment of distributions ....      82,762           1,052,355
Redeemed ...................................  (1,008,425)        (13,041,613)
                                             -----------       -------------
Net increase ...............................   1,255,149       $  16,634,445
                                             ===========       =============

5. Bank Loans

The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.

ACRE — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                 For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                       ----------------------------------------------------------------------
                                                                                     Investor Class
                                                       ----------------------------------------------------------------------
                                                         2000        1999        1998(1)       1997        1996      1995(2)
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ................. $ 12.10     $  16.12     $  16.06      $ 12.29     $ 9.82     $10.00
                                                       -------     --------     --------      -------     ------     ------
Income From Investment Operations
  Net Investment Income ..............................    0.74(3)      0.73(3)      0.25(3)      0.67(3)    0.55       0.07
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ............................   (0.41)       (4.09)        0.26         4.13       2.27      (0.25)
                                                       -------     --------     --------      -------     ------     ------
  Total From Investment Operations ...................    0.33        (3.36)        0.51         4.80       2.82      (0.18)
                                                       -------     --------     --------      -------     ------     ------
  From Net Investment Income .........................   (0.69)       (0.54)       (0.18)       (0.48)     (0.35)        --
  From Net Realized Gains on Investment Transactions..      --        (0.12)       (0.27)       (0.55)        --         --
                                                       -------     --------     --------      -------     ------     ------
  Total Distributions ................................   (0.69)       (0.66)       (0.45)       (1.03)     (0.35)        --
                                                       -------     --------     --------      -------     ------     ------
Net Asset Value, End of Period ....................... $ 11.74     $  12.10     $  16.12      $ 16.06     $12.29     $ 9.82
                                                       =======     ========     ========      =======     ======     ======
  Total Return(4) ....................................    2.87%      (21.04)%       3.26%       40.69%     29.28%     (1.80)%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
Average Net Assets ...................................    1.20%        1.20%        1.15%(5)     1.17%      1.00%      1.50%(5)

Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) .......    1.20%        1.20%        1.20%(5)     1.82%      6.83%     14.83%(5)

Ratio of Net Investment Income to
Average Net Assets ...................................    5.95%        5.41%        3.75%(5)     4.48%      5.84%      6.66%(5)

Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) .......    5.95%        5.41%        3.70%(5)     3.84%      0.01%     (6.67)%(5)

Portfolio Turnover Rate ..............................     102%          66%          28%          69%        86%        --
Net Assets, End of Period (in thousands) ............. $73,812     $110,285     $135,922      $76,932     $7,209     $2,983

(1) The period ended March 31, 1998 represents a five month reporting period. The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.
(2) September 21, 1995 (inception) through October 31, 1995.
(3) Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6) During the periods ended October 31, 1996 and October 31, 1995 and for a portion of the period ended October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective June 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

              For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                    -----------------------
                                                                         Advisor Class
                                                                    -----------------------
                                                                       2000      1999(1)
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ..............................   $12.10     $12.22
Income From Investment Operations
  Net Investment Income(2) ........................................     0.75       0.43
  Net Realized and Unrealized Loss on Investment Transactions .....    (0.45)     (0.15)
                                                                      ------     ------
  Total From Investment Operations ................................     0.30       0.28
                                                                      ------     ------
Distributions
  From Net Investment Income ......................................    (0.66)     (0.28)
  From Net Realized Gains on Investment Transactions ..............       --      (0.12)
                                                                      ------     ------
  Total Distributions .............................................    (0.66)     (0.40)
                                                                      ------     ------
Net Asset Value, End of Period ....................................   $11.74     $12.10
                                                                      ======     ======
  Total Return(3) .................................................     2.62%      2.25%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets .................     1.45%      1.45%(4)
Ratio of Net Investment Income to Average Net Assets ..............     5.70%      5.16%(4)
Portfolio Turnover Rate ...........................................      102%        66%
Net Assets, End of Period (in thousands) ..........................   $5,353     $  449

(1) October 6, 1998 (commencement of sale) through March 31, 1999.
(2) Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.

                                       For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                                       ---------------------------------------------
                                                                                     Institutional Class
                                                                       ---------------------------------------------
                                                                         2000       1999    1998(1)      1997(2)
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .................................  $12.11     $16.12    $16.06       $14.24
                                                                       -------    -------   -------      -------
Income From Investment Operations

  Net Investment Income(3) ...........................................    0.75       0.78      0.26         0.28
  Net Realized and Unrealized Gain (Loss) on Investment Transactions     (0.38)     (4.09)     0.26         1.63
                                                                       -------    -------   -------      -------
  Total From Investment Operations ...................................    0.37      (3.31)     0.52         1.91
                                                                       -------    -------   -------      -------
Distributions
  From Net Investment Income .........................................   (0.73)     (0.58)    (0.19)       (0.09)
  From Net Realized Gains on Investment Transactions .................      --      (0.12)    (0.27)          --
                                                                       -------    -------   -------      -------
  Total Distributions ................................................   (0.73)     (0.70)    (0.46)       (0.09)
                                                                       -------    -------   -------      -------
Net Asset Value, End of Period .......................................  $11.75     $12.11    $16.12       $16.06
                                                                       =======    =======   =======      =======
  Total Return(4) ....................................................    3.18%    (20.77)%    3.32%       13.40%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets ....................    1.00%      1.00%     0.95%(5)     1.00%(5)
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) .......................    1.00%      1.00%     1.00%(5)     1.00%(5)
Ratio of Net Investment Income to Average Net Assets .................    6.15%      5.61%     4.00%(5)     4.85%(5)
Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) .......................    6.15%      5.61%     3.95%(5)     4.85%(5)
Portfolio Turnover Rate ..............................................     102%        66%       28%          69%
Net Assets, End of Period (in thousands) ............................. $15,457    $26,315   $14,795      $13,365

(1) The period ended March 31, 1998 represents a five month reporting period. The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.
(2) June 16, 1997 (commencement of sale) through October 31, 1997.
(3) Computed using average shares outstanding throughout the period.
(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.
(6) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services, was waived.

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 12, 2000

Proxy Voting Results

A special meeting of shareholders, in the Real Estate Fund, was held on December 17, 1999, to vote on the following proposals. The proposals received the required majority of votes and were adopted.

A summary of voting results is listed below each proposal.

See Note 2 in the Notes to Financial Statements.

Proposal 1:

To vote on the approval of a new subadvisory agreement.

                 Investor    Institutional    Advisor

   For:         5,951,274      1,190,964      322,210
   Against:        61,055          4,233        1,209
   Abstain:        60,118         48,956        6,735

Proposal 2:

To vote on the approval of an amendment to reduce the management fee schedule.

                 Investor    Institutional    Advisor

   For:         5,960,181      1,189,676      322,331
   Against:        53,762          3,911          651
   Abstain:        58,504         50,566       7,172

Share Class and Retirement Account Information

Share Classes

Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker- dealer a transaction fee.

Advisor Class shares are sold through banks, broker-dealers, insurance com panies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

Institutional Class shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to with hold federal income tax prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be respon s ible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Background Information

Portfolio Manager

ACRE

Daniel O'Connor

Investment Philosophy and Policies

American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

American Century Real Estate Fund's primary investment objective is long-term capital appreciation, with income as a secondary objective.

ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

Fund Management Team

RREEF America LLC, and its predecessor company, served as the fund's investment subadvisor from its inception until it resigned on December 31, 1999. In connection with its resignation, RREEF informed ACIM and the fund that RREEF had entered into an arrangement with J.P. Morgan Investment Management Inc. (JPMIM) providing for RREEF's resignation as subadvisor and the purchase by JPMIM from RREEF of certain books and records relating to the fund. JPMIM began subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial Statements.)

Fund Background

To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

Comparative Indices

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

The S&P MidCap 400 Index is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks in general.

The S&P 500 Index is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

The Morgan Stanley REIT Index is a market capitalization-weighted total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

The Wilshire REIT Index (full name: Wilshire Real Estate Securities Index - REIT component) is a market capitalization-weighted index composed of 98 equity REITs. It does not include special purpose or healthcare REITs.

Glossary

Returns

  Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.
  Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

Investment Terms

  Funds From Operations (FFO) — FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.
  Median Market Capitalization — Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.
  Number of Companies — the number of different companies held by a fund on a given date.
  Portfolio Turnover — the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.
  Price/Book Ratio — a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)
  Price/Earnings (P/E) Ratio — a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

Types of Stocks

  Blue Chip Stocks — stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.
  Cyclical Stocks — generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.
  Growth Stocks — stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.
  Large-Capitalization ("Large-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.
  Medium-Capitalization ("Mid-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.
  Small-Capitalization ("Small-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.
  Value Stocks — generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

Fund Classifications

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

Investment Objective

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

  Capital Preservation — offers taxable and tax-free money market funds for relative stability of principal and liquidity.
  Income — offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.
  Growth & Income — offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.
  Growth — offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

  Conservative — these funds generally provide lower return potential with either low or minimal price-fluctuation risk.
  Moderante — these funds generally provide moderate return potential with moderate price-fluctuation risk.
  Aggressive — these funds generally provide high return potential with corresponding high price-fluctuation risk.
                                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond

----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free

----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[AMERICAN CENTURY LOGO]

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers,
Financial Advisors, Insurance Companies
1-800-345-6488

American Century Capital Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

[GRAPHIC OMITTED]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      American century
www.americancentury.com                                            COMPANIES

0004                              American Century Investment Services, Inc.
SH-ANN-20174                      (C)2000 American Century Services Corporation

March 31, 2000

AMERICAN CENTURY®

      Annual Report

[GRAPHIC OMITTED]

Equity Index

[AMERICAN CENTURY(R) LOGO]

Equity Index
(ACIVX)

Turn to the inside back
cover of this report to
see a list of American
Century funds classified
by objective and risk.

Receive Your Annual Reports Online

Now you can receive documents such as annual reports, prospectuses, and newsletters online rather than regular mail. Your link to American Century documents is a click away with the Electronic Communication option.

  Receive links to documents by email
  Download select documents and file electronically to save space in your file cabinets
  Read documents at your convenience

To sign up for this option, visit www.americancentury.com and log in with your secure OnePIN. Then simply select an account on your account list and choose the Electronic Communication link. Questions? Call 1-800-345-2021. Log in and take control today!

Get Investment Insight with Fund Advisor*

They say hindsight is 20/20. But what about insight? That's what you really want when choosing mutual funds. Now you can get the insight you need with Fund Advisor, an online tool that helps you select the right no-load funds for your goals — short-term and long-term. Fund Advisor helps you:

Get organized.

Compile all your investments in one place, review their performance, and see if you're on track to meet your personal financial goals.

Get direction.

Get recommendations based on funds available through your current fund family or financial service provider — not just American Century funds. This innovative service brings expert guidance directly to you based on your needs, your goals and your life.

Get control.

Whether you want to analyze your current investments, or find new ones, Fund Advisor can help you feel confident with the decisions you make.

How does it work?

Just tell Fund Advisor about your investing style, your current investments and goals. It will analyze your investments and offer impartial recommendations to help you get on track for your future.

To get Fund Advisor's unique perspective, go to www.americancentury.com and select Fund Advisor at the top of the page. For the initial set-up, you will need:

  Your OnePIN to log in to Fund Advisor
  Your latest tax return
  Your most recent investment account statements

To learn more about this new tool and how it can help you better manage your financial future, select the "Online Demo" from the Fund Advisor introduction page.

*Patent pending. Fund Advisor is guided by the portfolio management expertise of leading investment professionals. It was developed for Acumation, Inc., a registered investment advisor and wholly owned subsidiary of American Century.

American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service or other fees from funds recommended through Fund Advisor. These agreements are described in Acumation, Inc.'s Form ADV Part II.

Our Message to You

[PHOTO OMITTED]

James E. Stowers III, seated, with James E. Stowers, Jr.

The year ended March 31, 2000, rewarded investors in the broad stock market, as represented by the Standard & Poor's 500 Index, with a double-digit gain. Technology stocks led the market over the period and were responsible for the lion's share of the S&P 500's increase. Your investment managers' detailed review of the S&P 500's experience over the period begins on page 3.

Turning to corporate matters, the months covered in this report have been important ones for American Century. Besides serving the nearly two million investors who look to American Century for investment management, we also worked hard to serve and support the 3,000 people who work on your behalf to create a positive, safe, and productive work environment for American Century staff. This commitment was recognized and rewarded in late 1999 when American Century ranked in the top 40 of Fortune magazine's "100 Best Companies to Work For."

We do not take this recognition lightly; acknowledgements like this allow us to recruit talented and dedicated people, from service representatives to investment professionals. This intellectual capital is our most valuable resource and is essential in our efforts to provide you with excellent investment management and service.

As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/ James E. Stowers

James E. Stowers, Jr.
Chairman and Founder

/s/ James E. Stowers III

James E. Stowers III
Vice Chairman and Chief Executive Officer

    Report Highlights
    Market Perspective

Equity Index
    Performance Information
    Management Q&A
    Portfolio at a Glance
    Top Ten Holdings
    Top Five Industries
    Schedule of Investments

Financial Statements
    Statement of Assets and Liabilities
    Statement of Operations
    Statements of Changes in Net Assets
    Notes to Financial Statements
    Financial Highlights
    Independent Auditors Report

Other Information
    Share Class and Retirement Account Information
    Background Information
         Investment Philosophy and Policies
         Fund Management
         Comparative Indices
    Glossary

Report Highlights

---------------------------------------
             Equity Index(1)
                 (ACIVX)
---------------------------------------
Total Returns:        AS OF 3/31/00
  6 Months ..........         17.15%(2)
  1 Year ............         17.17%
Inception Date: .....       2/26/99
---------------------------------------
Net Assets:          $467.5 million(3)
---------------------------------------

(1) Investor Class.
(2) Not annualized.
(3) Includes Investor and Institutional classes.

Investment terms are defined in the Glossary on pages 26-27.

Market Perspective

  The year ended March 31, 2000, introduced investors to stocks of the "New Economy" — stocks of companies involved in the Internet and other developing technologies — which prospered mightily by enticing investors with remarkable accelerating price momentum. Meanwhile, stocks of the "Old Economy" companies — financial services, industrial and retail — commanded only occasional investor interest.
  The stellar performance of a select few securities created an extremely narrow market: just ten stocks created 75% of the S&P 500's return. Such dominance came at the expense of Old Economy companies.
  The record-long economic expansion reached its 109th month in March, driving speculation about the ability of the market to sustain such astounding growth.

Equity Index

  Equity Index posted a gain of 17.17% during its fiscal year. The S&P 500 gained 17.94%.
  Interest rates and the New Economy were pivotal issues in the market during the fund's fiscal year. The continued strong economy led the Federal Reserve to increase short-term interest rates five times during the period. Exponential growth of the Internet drove performance for electrical equipment providers, semiconductor firms, computer hardware and software providers, and wireless telecommunications firms, which were the market's growth engines.
  The same companies drove fund performance during the period. Nine of the 10 top contributors to performance were technology or related firms.
  Equity Index's position in pharmaceutical companies was a drain on performance. This group stumbled after years of solid market leadership. Consumer products and food and beverage also detracted. The slower and steadier earnings growth in these industries was outmatched by the dizzying returns posted by technology firms.

Market Perspective from Mark Mallon

[PHOTO OMITTED]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

The Standard & Poor's 500 Index posted a return of 17.94% for the 12 months ended March 31, 2000, with virtually all of its gain registered during the last half of the period. While enroute, the index closed out the decade at a record high — as did the Dow Jones Industrial Average and the Nasdaq Composite — making 1999 its fifth consecutive year with a return of 20% or more.

The period will also be remembered for adding a new phrase to the investment lexicon: "New Economy" stocks — technology-oriented firms in areas such as computers, software, electronic components, telecommunications equipment and services, and nearly anything dealing with the Internet.

Investors sought those companies and little else, and at seemingly any cost judging by the 85% return over the period for the technology-heavy Nasdaq Composite Index. In fact, over Equity Index's fiscal year, the average science and technology fund tracked by Lipper Inc., gained 137%. Even the large-company tech stocks in the S&P 500 had an average gain of 77%. Tech stocks accounted for 89% of the S&P 500's return, and an even larger percentage in small-cap and mid-cap indices, such as the Russell 2000 and the Russell 2500 growth indices. Not even five increases in short-term interest rates by the Federal Reserve over the period, moves that normally pound high-priced (relative to earnings) stocks, slowed the frenzy for New Economy stocks.

But a few stocks did the work

Those spectacular returns, however, masked what was really a very narrow equity market. Ten stocks accounted for more than 75% of the S&P 500's return during the period, and 20 stocks (or less than 4% of the 500 stocks that contributed to the S&P's performance) accounted for the index's entire return. In fact, over 50% of the stocks in the index had negative returns during Equity Index's fiscal year.

Many languishing shares belonged to value-oriented companies (all of which were "Old Economy" stocks) whose time in the sun was limited to the first and last months of the period. March came in like a bull, but went out like a bear, as even steel-nerved investors began to question soaring valuations of technology stocks. Suddenly, underdog Old Economy stocks began posting gains — the S&P 500 gained almost 9% in March alone, while the NASDAQ lost ground.

The economy continues to grow, but will earnings?

March represented the 109th month in a record-long economic expansion, beating the previous record set in the 1960s. But the heady market returns over the last nine years have hidden the fact that corporate earnings growth averaged only about 7% during the 1990s, even taking into account 1999's 15% clip. Most analysts expect earnings growth in 2000 to slow, a situation generally not consistent with accelerating stock prices. We can probably expect market volatility to remain part of the picture, as well. Investors used to double-digit annual returns will have little patience for companies whose earnings come in below expectations.

"March represented the 109th month in a record-long economic expansion, beating the previous record set in the 1960s."

Market Returns

For the year ended March 31, 2000

S&P 500                    17.94%
                      ----------
S&P MidCap 400             38.08%
                      ----------
Russell 2000               37.29%
--------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

Market Performance (Growth of $1.00)

For the year ended March 31, 2000

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material]

Monthly Growth of $1 as of 3/31/2000

             S&P 500 Index   S&P 500 Index   S&P Mid-Cap 400   S&P Mid-Cap 400   Russell 2000   Russell 2000

 3/31/1999                        $1.00                              $1.00                          $1.00
 4/30/1999         3.87           $1.04             7.88             $1.08            8.96          $1.09
 5/31/1999        -2.36           $1.01             0.44             $1.08            1.46          $1.11
 6/30/1999         5.56           $1.07             5.34             $1.14            4.52          $1.16
 7/31/1999        -3.13           $1.04            -2.12             $1.12           -2.74          $1.12
 8/31/1999        -0.49           $1.03            -3.42             $1.08           -3.70          $1.08
 9/30/1999        -2.74           $1.00            -3.09             $1.05            0.02          $1.08
10/31/1999         6.33           $1.07             5.10             $1.10            0.40          $1.09
11/30/1999         2.05           $1.09             5.25             $1.16            5.97          $1.15
12/31/1999         5.87           $1.15             5.94             $1.23           11.32          $1.28
 1/31/2000        -5.02           $1.10            -2.82             $1.19           -1.61          $1.26
 2/29/2000        -1.89           $1.07             7.00             $1.27           16.51          $1.47
 3/31/2000         9.78           $1.18             8.37             $1.38           -6.59          $1.37

1 yr Rtns:        17.94                            38.08                             37.29

Equity Index — Performance

Total Returns as of March 31, 2000

                            ----------------------------------    ---------------------------------------
                            Investor Class (inception 2/26/99)    Institutional Class (inception 2/26/99)
                            ----------------------------------    ---------------------------------------
                                 Equity Index     S&P 500                 Equity Index     S&P 500

6 Months* ......................     17.15%        17.51%                     17.27%        17.51%
1 Year .........................     17.17%        17.94%                     17.43%        17.94%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
---------------------------------------------------------------------------------------------------------
Life of Fund ...................     19.88%        22.66%                     20.12%        22.66%

*Returns for periods less than one year are not annualized.

See pages 24-26 for information about share classes, the S&P 500 Index, and returns.

Growth of $10,000 Over Life of Fund

[GRAPHIC OMITTED]

[The following table was depicted as a line graph in the printed material]

$10,000
investment
made 2/26/99

                  Equity Index            S&P 500 Index
   Date         Value     Return       Value       Return

 2/26/1999     $10,000                $10,000
 3/31/1999     $10,400      4.00      $10,400        4.00
 4/30/1999     $10,780      3.65      $10,802        3.87
 5/31/1999     $10,520     -2.41      $10,548       -2.36
 6/30/1999     $11,097      5.49      $11,134        5.56
 7/31/1999     $10,757     -3.07      $10,785       -3.13
 8/31/1999     $10,696     -0.56      $10,733       -0.49
 9/30/1999     $10,402     -2.75      $10,439       -2.74
10/31/1999     $11,046      6.19      $11,099        6.33
11/30/1999     $11,267      2.00      $11,327        2.05
12/31/1999     $11,923      5.82      $11,992        5.87
 1/31/2000     $11,314     -5.11      $11,390       -5.02
 2/29/2000     $11,110     -1.80      $11,174       -1.89
 3/31/2000     $12,186      9.69      $12,267        9.78

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 Index is provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

Equity Index — Q&A

An interview with Barclays Global Investors, the subadvisor on the Equity Index Fund.

How did Equity Index Fund perform during the 12 months ended March 31, 2000?

Equity Index Fund returned 17.17% during its fiscal year, compared to 17.94% for the Standard & Poor's 500 Index.* The fund's return slightly trailed that of the index — and will most likely continue to do so — because of costs associated with the fund's operation, such as administrative and management fees that are deducted from assets. In addition, a small portion of the fund's assets are invested in low-risk, low-return liquid securities in order to fund redemptions.

What was the stock market like over the past 12 months?

Two main factors influenced the market during the fund's fiscal year: interest rates and the so-called "New Economy." On the interest rate front, continued robust economic growth both domestically and abroad led the Federal Reserve Board to raise key short-term interest rates five times over the course of the year. By doing so, the Fed hoped to head off inflationary pressures that might build due to strong growth and low unemployment. As it turned out, inflation remained relatively subdued except for sharp rises in energy prices.

The explosive growth of the Internet and e-commerce, deregulation in the telecommunications industry, and Corporate America's continuing drive to improve productivity, spawned investors' insatiable appetite for technology stocks participating in this "New Economy." Internet service providers, dot-com firms, electrical equipment companies, wireless communications businesses, semiconductor concerns and computer hardware and software providers all participated in an incredible run-up in share prices. To illustrate, the tech-heavy Nasdaq Composite Index returned an astounding 85.81% during the 12-month period.

On the other hand, more established "Old Economy" stocks providing stable, but less appealing growth prospects, fell to very low valuations in spite of mostly strong fundamentals driven by steady economic growth. In the end, the market diverged sharply. High-growth technology firms — many of which offered little or no earnings history — were rewarded with momentum-driven stock prices that spiraled upward, while companies offering any hints of earnings disappointments were punished by sell-offs driving their share prices lower and lower.

Can you highlight some of the industries and stocks that led the market?

Not surprisingly, the top five performing industries in the S&P 500 Index and the fund over the past year were, in order: electrical equipment providers, semiconductor firms, computer hardware and business machine companies, computer software providers and wireless telecommunications firms. And, as would be expected, nine of the top 10 best-performing stocks were in the technology or telecommunications sectors.

The top performer was Cisco Systems, an Internet infrastructure provider. Intel and Texas Instruments rode to lofty heights on the strength of consistent demand for computer chips, both domestically and from the newly awakened emerging-market economies. Oracle Systems — the world's largest maker of database management systems software that allows users to create and manage data in computer-based files — saw its strategy of designing its products to work through the Internet succeed, as many companies moved their systems online. Sun Microsystems, a manufacturer of network-based computer systems and software for both commercial and technical applications, enjoyed robust demand as corporations around the world moved into company-wide networking and the Internet.

* All fund returns referenced in this interview are for Investor Class shares.

"Two main factors influenced the market during the fund's fiscal year: interest rates and the so-called 'New Economy.'"

Portfolio at a Glance

-----------------------------------------
                     3/31/00   3/31/99
-----------------------------------------
No. of Companies        502       500
Median P/E Ratio       32.7      22.3
Median Market         $7.61     $7.78
   Capitalization    billion   billion
Portfolio Turnover       13%        0%(1)
Expense Ratio (for
   Investor Class)     0.49%     0.49%(2)

(1) For the period from 2/26/99 (inception) to 3/31/99.
(2) Annualized.

Investment terms are defined in the Glossary on pages 26-27.

Top Ten Holdings

-------------------------------------------------
                            % of fund investments
-------------------------------------------------
                               As of     As of
                              3/31/00   9/30/99

Microsoft Corp.                 4.2%      4.3%
Cisco Systems Inc.              4.0%      2.1%
General Electric
  Co. (U.S.)                    3.9%      3.6%
Intel Corp.                     3.3%      2.3%
Exxon Mobil Corp.               2.0%      2.4%(1)
Wal-Mart Stores, Inc.           1.9%      2.0%
Oracle Corp.                    1.7%      0.6%
International Business
  Machines Corp.                1.6%      2.0%
Citigroup Inc.                  1.5%      1.4%
Lucent Technologies
  Inc                           1.5%      1.8%

(1) Exxon Corp. and Mobil Corp. merged on 11/30/99. The 9/30/99 percentage represents both Exxon Corp. and Mobil Corp. shares owned by the fund.

Top Five Industries

-------------------------------------------------
                            % of fund investments
-------------------------------------------------
                               As of     As of
                              3/31/00   9/30/99

Electrical Equipment            9.3%      4.2%
Computer Software               8.9%      7.8%
Telephone                       6.3%      7.5%
Financial Services              6.2%      6.4%
Banks                           6.2%      7.2%

Hewlett-Packard's printer business thrived. Its share price also rose because of its association with a company it recently spun off, Agilent Technologies, a test-equipment provider. Qualcomm — a manufacturer of handsets used for wireless digital voice and data communications — performed well, as did Nortel Networks, a leading supplier of equipment for telecommunications systems. As of this writing, Microsoft proved resilient to the pressures brought on by its ongoing antitrust suit, helped by a steady stream of new-product introductions. The one member of the top 10 performers that fell outside of the technology sector, General Electric, was rewarded for its ability to consistently cut costs and post strong earnings growth.

Which parts of the market struggled over the course of the year?

Some of the steady-growth "Old Economy" industries and stocks suffered from lackluster growth and negative returns. Pharmaceutical stocks, for example, tumbled after providing fairly strong market leadership for the past couple of years. Companies like Merck, Pfizer and Schering-Plough — among the market's worst performers over the past year — suffered from the perception that they wouldn't be able to sustain their earnings growth rates because the latest new-product cycle looked to be coming to an end. In addition, fears of legislation implementing prescription drug price caps hurt these companies.

Consumer products and food and beverage stocks were two other areas of the market that hit the doldrums. These companies provide steady but unexciting earnings growth, and are often seen as safe havens in times of economic uncertainty. However, with the economy firing on all cylinders and technology companies showing the potential for explosive growth, they stood little chance to post share price gains. Among the consumer products stocks that tumbled was Procter & Gamble, which was the worst performer during the period. The company experienced a well-publicized earnings shortfall and was the prime example of how the market punished companies that didn't meet earnings expectations. Other consumer nondurable companies that struggled were Coca-Cola, Johnson & Johnson and Philip Morris, the last of which encountered continuing difficulties related to tobacco litigation.

Financial services and banks currently comprise two of the fund's top five industries. How did these stocks fare?

One might expect these two parts of the broad finance sector to move in lock step — especially within a rising interest-rate environment — but that wasn't the case during the fund's fiscal year. Banks did suffer from the negative effects of rising interest rates, as well as from company-specific issues. Banc One, for example, stumbled due to an unexpected slowdown in one of its credit card operations. Financial services stocks, on the other hand, prospered during the period due to the vibrant health of the capital markets, where trading activity reached record levels. For example, Citigroup performed well on the strength of its Salomon Smith Barney brokerage and investment banking franchise.

What about telephone companies, another of the fund's top five industries?

These firms also provided mixed performance. They did quite well at the beginning of 1999, but since then they moved up and down depending on how investors felt about the potential success of each of the many mergers occurring in the industry. Sprint is merging with MCI WorldCom, and both of these stocks performed well. Interestingly, two parts of another merger provided divergent performance. Bell Atlantic enjoyed positive performance largely because it won approval to provide long-distance service in New York State. Its merger partner, however, GTE, was one of the worst performers during the year ended March 31, 2000.

What is the outlook for the foreseeable future?

The main question is how long the new economy technology stocks can enjoy the astronomical momentum-based run-up evident over the past several months. The other side of that question is how long will it be before investors gravitate back toward old economy stocks that offer solid fundamentals, but that have been punished with depressed valuations because of investor neglect. Toward the end of the period, signs began to emerge that investors were becoming less confident that many of the high-flying technology stocks would be able to sustain the substantial, long-term growth implicit in their extended valuations. As a corollary, it appeared that more traditional, old economy blue-chip stocks might be beginning to benefit from rekindled investor interest.

The outlook will likely be importantly impacted by how economic growth and inflation data affect the Federal Reserve Board's monetary policy. As of the end of the period covered by this report, market sentiment overwhelmingly reflected the expectation that the Fed would continue to raise short-term rates over the rest of the year to head off inflationary pressures that might be building. Stocks, for the most part, have shrugged off the negative effects of rising interest rates, including higher corporate borrowing costs and the increased attractiveness of alternative asset classes offering higher fixed interest rates. However, it remains to be seen whether or not the economy — and the stock market — will continue to be immune to the effects of further Fed rate hikes.

"The outlook will likely be importantly impacted by how economic growth and inflation data affect the Federal Reserve Board's monetary policy."

Types of Investments in the Portfolio

[GRAPHIC OMITTED]

[The following tables were depicted as pie charts in the printed material.]

-----------------------------------------------------
                               As of March 31, 2000
-----------------------------------------------------
Common Stocks & Futures               99.7%

Temporary Cash Investments             0.3%

-----------------------------------------------------
                             As of September 30, 1999
-----------------------------------------------------
Common Stocks & Futures               99.8%

Temporary Cash Investments             0.2%

Equity Index — Schedule of Investments

MARCH 31, 2000

Shares                                                                         Value
---------------------------------------------------------------------------------------
COMMON STOCKS - 96.9%
---------------------------------------------------------------------------------------
AIRLINES - 0.2%
            5,292  AMR Corp.(1)                                            $    168,682
            4,593  Delta Air Lines Inc.                                         244,577
           17,992  Southwest Airlines Co.                                       374,458
            2,596  US Airways Group Inc.(1)                                      72,201
                                                                           ------------
                                                                                859,918
                                                                           ------------
ALCOHOL - 0.3%
           16,545  Anheuser-Busch Companies, Inc.                             1,029,926
            2,478  Brown-Forman Corp. Cl B                                      134,896
            1,313  Coors (Adolph) Co. Cl B                                       62,778
                                                                           ------------
                                                                              1,227,600
                                                                           ------------
APPAREL & TEXTILES - 0.3%
            2,152  Liz Claiborne, Inc.                                           98,588
            9,854  NIKE, Inc.                                                   390,465
            1,955  Reebok International Ltd.(1)                                  18,084
            1,244  Russell Corp.                                                 17,805
           32,349  Sara Lee Corp.                                               582,282
              677  Springs Industries, Inc. CI A                                 25,726
            4,235  VF Corp.                                                     101,905
                                                                           ------------
                                                                              1,234,855
                                                                           ------------
BANKS - 6.2%
           13,253  AmSouth Bancorporation                                       197,967
           40,812  Banc One Corp.                                             1,402,912
           60,694  Bank of America Corp.                                      3,182,642
           26,184  Bank of New York Co., Inc. (The)                           1,088,272
           12,001  BB & T Corp.                                                 336,778
           29,315  Chase Manhattan Corp.                                      2,555,902
          119,865  Citigroup Inc.                                             7,109,493
            5,579  Comerica, Inc.                                               233,621
           10,836  Fifth Third Bancorp                                          684,022
           34,965  First Union Corp.                                          1,302,446
           34,880  Firstar Corp.                                                800,060
           32,596  Fleet Boston Financial Corp.                               1,189,754
            8,203  Huntington Bancshares Inc.                                   183,798
           15,970  KeyCorp                                                      303,430
           18,114  Mellon Bank Corp.                                            534,363
            6,146  Morgan (J.P.) & Co.                                          809,736
           21,952  National City Corp.                                          452,760
            7,908  Northern Trust Corp.                                         534,531
            4,007  Old Kent Financial Corp.                                     129,476
           10,487  PNC Bank Corp.                                               472,570
            7,811  Regions Financial Corp.                                      178,433
            6,013  SouthTrust Corp.                                             153,144
            5,681  State Street Corp.                                           550,347
            6,254  Summit Bancorp.                                              164,168
           11,403  SunTrust Banks, Inc.                                         658,523
            9,849  Synovus Financial Corp.                                      185,900
           26,390  U.S. Bancorp                                                 577,281
            5,042  Union Planters Corp.                                         155,357
            7,221  Wachovia Corp.                                               487,869
           58,715  Wells Fargo & Co.                                          2,403,645
                                                                           ------------
                                                                             29,019,200
                                                                           ------------
CHEMICALS - 1.8%
            8,215  Air Products and Chemicals, Inc.                             233,614
            2,587  Ashland Inc.                                                  86,503
            4,002  Avery Dennison Corp.                                         244,372
            7,796  Dow Chemical Co.                                             888,744
           37,131  du Pont (E.I.) de Nemours & Co.                            1,963,302
            2,787  Eastman Chemical Co.                                         126,808
            4,630  Ecolab Inc.                                                  169,863
            4,514  Engelhard Corp.                                               68,274
            1,121  FMC Corp.(1)                                                  63,336
            5,609  Goodyear Tire & Rubber Co. (The)                             130,760
            2,598  Grace (W.R.) & Co. (Del.)(1)                                  32,962
            2,082  Great Lakes Chemical Corp.                                    70,788
            3,703  Hercules Inc.                                                 59,711
           14,215  Minnesota Mining & Manufacturing Co.                       1,258,916
            6,191  PPG Industries, Inc.                                         323,867
           22,594  Pharmacia Corp.                                            1,163,591
            5,668  Praxair, Inc.                                                235,930
            7,812  Rohm and Haas Co.                                            348,610
            3,014  Sealed Air Corp.(1)                                          163,698
            5,951  Sherwin-Williams Co.                                         130,550
            4,762  Union Carbide Corp.                                          277,684
            3,326  Vulcan Materials Co.                                         152,372
                                                                           ------------
                                                                              8,194,255
                                                                           ------------
CLOTHING STORES - 0.5%
           30,268  Gap, Inc. (The)                                            1,507,725
            7,680  Limited, Inc. (The)                                          323,520
            4,825  Nordstrom, Inc.                                              142,338
           11,064  TJX Companies, Inc. (The)                                    245,482
                                                                           ------------
                                                                              2,219,065
                                                                           ------------
COMPUTER HARDWARE & BUSINESS MACHINES - 5.5%
            3,475  Adaptec, Inc.(1)                                             134,113
            5,739  Apple Computer, Inc.(1)                                      779,249
           60,242  Compaq Computer Corp.                                      1,603,943
           91,191  Dell Computer Corp.(1)                                     4,921,464
           36,194  EMC Corp. (Mass.)(1)                                       4,524,250
           11,282  Gateway Inc.(1)                                              597,946
           35,747  Hewlett-Packard Co.                                        4,738,712
            5,365  IKON Office Solutions Inc.                                    33,196
            4,476  Lexmark International Group, Inc. CI A(1)                    473,337
           10,752  Network Appliances, Inc.(1)                                  889,392
            9,440  Pitney Bowes Inc.                                            421,850
            7,540  Seagate Technology, Inc.(1)                                  454,285
            6,630  Silicon Graphics, Inc.(1)                                     70,029
           56,094  Sun Microsystems, Inc.(1)                                  5,257,060
           23,636  Xerox Corp.                                                  614,536
                                                                           ------------
                                                                             25,513,362
                                                                           ------------
COMPUTER SOFTWARE - 8.9%
            4,249  Adobe Systems Inc.                                           472,834
            2,180  Autodesk, Inc.                                                98,918
            8,722  BMC Software, Inc.(1)                                        430,376
            6,370  Citrix Systems, Inc.(1)                                      421,813
           19,270  Computer Associates International, Inc.                    1,140,543
           12,874  Compuware Corp.(1)                                           270,756
            2,721  Comverse Technology, Inc.(1)                                 514,184
           64,074  International Business Machines Corp.                      7,560,732
          184,979  Microsoft Corp.(1)                                        19,706,051
            3,196  NCR Corp.(1)                                                 128,240
           11,668  Novell, Inc.(1)                                              333,632
          100,315  Oracle Corp.(1)                                            7,821,435
            9,761  Parametric Technology Corp.(1)                               205,896
            9,132  PeopleSoft, Inc.(1)                                          183,496
            4,629  Sabre Holdings Corp.                                         170,984
           10,684  Unisys Corp.(1)                                              272,442
           13,828  Veritas Software Corp.(1)                                  1,788,565
                                                                           ------------
                                                                             41,520,897
                                                                           ------------
CONSTRUCTION & REAL PROPERTY - 0.1%
            1,495  Armstrong World Industries, Inc.                              26,723
            2,188  Centex Corp.                                                  52,102
            2,748  Fluor Corp.                                                   85,188
            1,773  Kaufman & Broad Home Corp.                                    38,009
           15,461  Masco Corp.                                                  316,950
            2,040  Owens Corning                                                 39,525
            1,577  Pulte Corp.                                                   32,920
                                                                           ------------
                                                                                591,417
                                                                           ------------
CONSUMER DURABLES - 0.1%
            3,102  Black & Decker Corp. (The)                                   116,519
            3,318  Grainger (W.W.), Inc.                                        180,002
            6,455  Leggett & Platt, Inc.                                        138,782
            3,023  Maytag Corp.                                                 100,137
            2,688  Whirlpool Corp.                                              157,584
                                                                           ------------
                                                                                693,024
                                                                           ------------
DEFENSE/AEROSPACE - 0.9%
           30,919  Boeing Co.                                                 1,172,990
            6,940  General Dynamics Corp.                                       345,265
            3,566  Goodrich (B.F.) Company (The)                                102,300
           28,153  Honeywell Inc.                                             1,483,311
           14,135  Lockheed Martin Corp.                                        288,884
            2,510  Northrop Grumman Corp.                                       132,873
           12,109  Raytheon Co. Cl B                                            214,935
            4,366  TRW Inc.                                                     255,411
                                                                           ------------
                                                                              3,995,969
                                                                           ------------
DEPARTMENT STORES - 2.8%
           15,835  Costco Companies, Inc.(1)                                    831,832
            3,855  Dillard's Inc. CI A                                           63,367
            8,980  Dollar General Corp.                                         241,338
            7,492  Federated Department Stores, Inc.(1)                         312,791
           17,439  Kmart Corp.(1)                                               168,940
            5,789  Kohl's Corp.(1)                                              593,372
           11,876  May Department Stores Co. (The)                              338,466
            9,337  Penney (J.C.) Company, Inc.                                  138,888
           13,481  Sears, Roebuck & Co.                                         416,226
           15,575  Target Corp.                                               1,164,231
          158,297  Wal-Mart Stores, Inc.                                      8,785,484
                                                                           ------------
                                                                             13,054,935
                                                                           ------------
DRUGS - 6.2%
            4,682  Allergan, Inc.                                               234,100
           46,406  American Home Products Corp.                               2,488,522
           36,301  Amgen Inc.(1)                                              2,224,571
            5,360  Biogen, Inc.(1)                                              374,195
           70,509  Bristol-Myers Squibb Co.                                   4,071,895
            9,973  Cardinal Health, Inc.                                        457,511
           38,763  Lilly (Eli) & Co.                                          2,442,069
           10,056  McKesson HBOC, Inc.                                          211,176
           83,086  Merck & Co., Inc.                                          5,161,718
          137,622  Pfizer, Inc.                                               5,031,804
           18,434  Pharmacia & Upjohn Inc.                                    1,092,214
           52,248  Schering-Plough Corp.                                      1,920,114
            3,644  Sigma-Aldrich Corp.                                           97,932
           30,526  Warner-Lambert Co.                                         2,976,285
            3,443  Watson Pharmaceuticals, Inc.(1)                              136,644
                                                                           ------------
                                                                             28,920,750
                                                                           ------------
ELECTRICAL EQUIPMENT - 9.3%
           12,202  3Com Corp.(1)                                                678,736
           10,522  ADC Telecommunications, Inc.(1)                              567,202
            2,914  Andrew Corp.(1)                                               66,111
            6,289  Cabletron Systems, Inc.(1)                                   184,346
          243,178  Cisco Systems Inc.(1)                                     18,800,699
            9,814  Corning Inc.                                               1,903,916
            4,945  Danaher Corp.                                                252,195
            2,606  Eaton Corp.                                                  203,268
            3,156  ITT Industries, Inc.                                          98,033
            6,475  KLA-Tencor Corporation(1)                                    545,316
          113,307  Lucent Technologies Inc.                                   6,883,400
            1,634  Millipore Corp.                                               92,219
            6,823  Molex Inc.                                                   400,851
           25,231  Motorola, Inc.                                             3,592,264
           51,343  Nortel Networks Corp.                                      6,469,218
            5,626  Scientific-Atlanta, Inc.                                     356,899
           20,910  Solectron Corp.(1)                                           837,707
            1,713  Tektronix, Inc.                                               95,928
           14,243  Tellabs, Inc.(1)                                             896,864
            6,081  Teradyne, Inc.(1)                                            500,162
            5,661  Thermo Electron Corp.(1)                                     115,343
                                                                           ------------
                                                                             43,540,677
                                                                           ------------
ELECTRICAL UTILITIES - 1.5%
            7,236  AES Corp. (The)(1)                                           569,835
            4,905  Ameren Corp.                                                 151,748
            6,945  American Electric Power Co., Inc.                            207,048
            5,610  Carolina Power & Light Co.                                   181,974
            6,980  Central & South West Corp.                                   119,096
            5,716  CINergy Corp.                                                122,894
            4,224  CMS Energy Corp.                                              76,560
            7,903  Consolidated Edison, Inc.                                    229,187
            5,344  Constellation Energy Group                                   170,340
            8,497  Dominion Resources, Inc. (Va.)                               326,603
            5,182  DTE Energy Company                                           150,278
           13,045  Duke Energy Corp.                                            684,862
           12,386  Edison International                                         205,143
            8,835  Entergy Corp.                                                178,357
            8,327  FIRSTENERGY CORP.                                            171,744
            3,517  Florida Progress Corp.                                       161,342
            6,390  FPL Group, Inc.                                              294,339
            4,412  GPU Inc.                                                     120,778
            4,031  New Century Energies, Inc.                                   121,182
            6,750  Niagara Mohawk Holdings Inc.(1)                               91,125
            4,982  Northern States Power Co. (Minn.)                             99,017
            6,659  PECO Energy Co.                                              245,551
           13,693  PG&E Corp.                                                   287,553
            2,653  Pinnacle West Capital Corp.                                   74,781
            5,158  PP&L Resources, Inc.                                         107,996
            7,801  Public Service Enterprise Group Inc.                         231,105
           10,583  Reliant Energy, Inc.                                         248,039
            7,310  Sempra Energy                                                122,442
           23,966  Southern Co.                                                 521,260
            9,876  Texas Utilities Co.                                          293,194
            7,754  Unicom Corp.                                                 283,021
                                                                           ------------
                                                                              6,848,394
                                                                           ------------
ENERGY RESERVES & PRODUCTION - 4.4%
            3,223  Amerada Hess Corp.                                           208,286
            4,553  Anadarko Petroleum Corp.                                     176,144
            4,073  Apache Corp.                                                 202,632
           11,492  Atlantic Richfield Co.                                       976,820
            7,438  Burlington Resources Inc.                                    275,206
           23,349  Chevron Corp.                                              2,158,323
           22,288  Conoco Inc. Cl B                                             571,130
          122,733  Exxon Mobil Corp.                                          9,550,162
            3,213  Kerr-McGee Corp.                                             185,551
           12,693  Occidental Petroleum Corp.                                   263,380
            9,040  Phillips Petroleum Co.                                       418,100
           76,243  Royal Dutch Petroleum Co.
                      New York Shares                                         4,388,738
            4,758  Tosco Corp.                                                  144,822
            9,085  Union Pacific Resources                                      131,732
            8,638  Unocal Corp.                                                 256,980
           15,461  Williams Companies, Inc. (The)                               679,318
                                                                           ------------
                                                                             20,587,324
                                                                           ------------
ENTERTAINMENT - 0.1%
           21,955  Carnival Corp. CI A                                          544,758
                                                                           ------------
ENVIRONMENTAL SERVICES - 0.1%
            4,985  Allied Waste Industries, Inc.(1)                              32,714
           22,125  Waste Management, Inc.                                       302,836
                                                                           ------------
                                                                                335,550
                                                                           ------------
FINANCIAL SERVICES - 6.2%
           15,898  American Express Co.                                       2,367,808
            9,153  Aon Corp.                                                    295,184
           25,937  Associates First Capital Corp.                               556,024
            3,512  Block (H & R), Inc.                                          157,162
            7,028  Capital One Financial Corp.                                  336,905
           25,168  Cendant Corp.(1)                                             465,608
            4,063  Countrywide Credit Industries, Inc.                          110,717
            5,071  Equifax Inc.                                                 128,043
           36,428  Fannie Mae                                                 2,055,905
           24,713  Federal Home Loan Mortgage Corp.                           1,092,006
          116,609  General Electric Co. (U.S.)                               18,096,259
           16,730  Household International, Inc.                                624,238
            3,966  Kansas City Southern Industries, Inc.                        340,828
            9,493  Marsh & McLennan Companies, Inc.                           1,047,197
           28,545  MBNA Corp.                                                   727,898
            5,042  Providian Financial Corp.                                    436,763
            5,681  SLM Holding Corp.                                            189,248
                                                                           ------------
                                                                             29,027,793
                                                                           ------------
FOOD & BEVERAGE - 2.6%
           21,711  Archer-Daniels-Midland Co.                                   225,252
            9,940  Bestfoods                                                    465,316
           15,178  Campbell Soup Co.                                            466,724
           87,823  Coca-Cola Company (The)                                    4,122,192
           15,172  Coca-Cola Enterprises, Inc.                                  327,146
           17,585  ConAgra, Inc.                                                318,728
           10,753  General Mills, Inc.                                          389,124
           12,617  Heinz (H.J.) Co.                                             440,018
            4,965  Hershey Foods Corp.                                          242,044
           14,440  Kellogg Co.                                                  370,025
           11,706  Nabisco Group Holdings Corp.                                 140,472
            5,457  Owens-Illinois, Inc.(1)                                       92,087
           51,779  PepsiCo, Inc.                                              1,789,612
            4,756  Quaker Oats Co. (The)                                        288,332
           15,410  Seagram Co. Ltd. (The)                                       916,895
            4,383  Supervalu Inc.                                                83,003
           11,787  SYSCO Corp.                                                  420,649
           20,340  Unilever N.V. New York Shares                                978,862
            4,109  Wrigley (Wm.) Jr. Company                                    315,623
                                                                           ------------
                                                                             12,392,104
                                                                           ------------
FOREST PRODUCTS & PAPER - 0.8%
            1,918  Bemis Co., Inc.                                               70,726
            2,058  Boise Cascade Corp.                                           71,516
            3,465  Champion International Corp.                                 184,511
            7,767  Fort James Corp.                                             170,874
            6,102  Georgia-Pacific Corp.                                        241,410
           14,726  International Paper Co.                                      629,536
           19,648  Kimberly-Clark Corp.                                       1,100,288
            3,867  Louisiana-Pacific Corp.                                       53,655
            3,703  Mead Corp. (The)                                             129,374
            6,277  Pactiv Corp.(1)                                               54,924
            1,037  Potlatch Corp.                                                44,591
            2,030  Temple-Inland Inc.                                           101,119
            3,590  Westvaco Corp.                                               119,816
            8,204  Weyerhaeuser Co.                                             467,628
            3,977  Willamette Industries, Inc.                                  159,577
                                                                           ------------
                                                                              3,599,545
                                                                           ------------
GAS & WATER UTILITIES - 0.5%
            2,930  Columbia Energy Group                                        173,602
              825  Eastern Enterprises                                           49,397
            7,863  El Paso Energy Corp.                                         317,469
           25,425  Enron Corp.                                                1,903,697
            1,730  NICOR Inc.                                                    56,982
            1,163  ONEOK, Inc.                                                   29,075
            1,301  People's Energy Corp.                                         35,696
                                                                           ------------
                                                                              2,565,918
                                                                           ------------
GOLD - 0.1%
           14,090  Barrick Gold Corp.                                           221,037
            5,922  Freeport-McMoran Copper & Gold, Inc. Cl B(1)                  71,434
            9,525  Homestake Mining Co.                                          57,150
            6,002  Newmont Mining Corp.                                         134,670
           11,760  Placer Dome Inc.                                              95,550
                                                                           ------------
                                                                                579,841
                                                                           ------------
GROCERY STORES - 0.4%
           15,111  Albertson's, Inc.                                            468,441
            1,380  Great Atlantic & Pacific Tea Co., Inc. (The)                  26,910
           29,708  Kroger Co. (The)(1)                                          521,747
           18,110  Safeway Inc.(1)                                              819,478
            5,227  Winn-Dixie Stores, Inc.                                      101,600
                                                                           ------------
                                                                              1,938,176
                                                                           ------------
HEAVY ELECTRICAL EQUIPMENT - 0.4%
            3,362  Cooper Industries, Inc.                                      117,670
            1,517  Cummins Engine Company, Inc.                                  56,982
            7,248  Dover Corp.                                                  346,998
           15,334  Emerson Electric Co.                                         810,785
            6,769  Rockwell International Corp.                                 283,029
            2,059  Thomas & Betts Corp.                                          58,167
                                                                           ------------
                                                                              1,673,631
                                                                           ------------
HEAVY MACHINERY - 0.1%
            8,333  Deere & Co.                                                  316,654
              180  NACCO Industries, Inc. CI A                                    8,629
                                                                           ------------
                                                                                325,283
                                                                           ------------
HOME PRODUCTS - 1.4%
            2,058  Alberto-Culver Company Cl B                                   49,006
            8,661  Avon Products, Inc.                                          251,710
            8,444  Clorox Co. (The)                                             274,430
           20,732  Colgate-Palmolive Co.                                      1,168,766
            5,877  Fortune Brands, Inc.                                         146,925
           38,154  Gillette Company                                           1,437,929
            3,758  International Flavors & Fragrances Inc.                      131,765
           10,087  Newell Co.                                                   250,284
           46,804  Procter & Gamble Co. (The)                                 2,632,725
           10,795  Ralston Purina Co.                                           295,513
            2,169  Tupperware Corp.                                              34,297
                                                                           ------------
                                                                              6,673,350
                                                                           ------------
HOTELS - 0.1%
            4,554  Harrah's Entertainment, Inc.(1)                               84,534
           11,702  Hilton Hotels Corp.                                           90,690
            8,899  Marriott International, Inc.                                 280,318
            6,900  Mirage Resorts, Inc.(1)                                      133,688
                                                                           ------------
                                                                                589,230
                                                                           ------------
INDUSTRIAL PARTS - 0.7%
              832  Briggs & Stratton Corp.                                       34,216
           12,692  Caterpillar Inc.                                             500,541
            2,376  Crane Co.                                                     55,984
            6,373  Genuine Parts Co.                                            152,155
           10,561  Illinois Tool Works Inc.                                     583,495
            5,836  Ingersoll-Rand Co.                                           258,243
            1,271  Milacron Inc.                                                 18,350
            1,506  National Service Industries, Inc.                             31,720
            4,481  Pall Corp.                                                   100,542
            3,964  Parker-Hannifin Corp.                                        163,763
            2,148  Snap-on Inc.                                                  56,251
            3,226  Stanley Works (The)                                           85,086
            5,288  Textron Inc.                                                 321,907
            2,311  Timken Co.                                                    37,554
           16,895  United Technologies Corp.                                  1,067,553
                                                                           ------------
                                                                              3,467,360
                                                                           ------------
INDUSTRIAL SERVICES(2)
            2,323  Ryder System, Inc.                                            52,703
                                                                           ------------
INFORMATION SERVICES - 1.2%
           22,386  Automatic Data Processing, Inc.                            1,080,124
            5,220  Ceridian Corp.(1)                                            100,159
            5,836  Computer Sciences Corp.(1)                                   461,774
            5,762  Dun & Bradstreet Corp. (The)                                 164,937
           16,731  Electronic Data Systems Corp.                              1,073,921
           14,910  First Data Corp.                                             659,768
           11,012  IMS Health Inc.                                              186,516
            9,995  Interpublic Group of Companies, Inc.                         472,264
            6,308  Omnicom Group Inc.                                           589,404
            8,785  Paychex, Inc.                                                459,840
            4,122  Quintiles Transnational Corp.(1)                              70,460
              962  Shared Medical Systems Corp.                                  49,904
            2,244  Young & Rubicam Inc.                                         105,468
                                                                           ------------
                                                                              5,474,539
                                                                           ------------
INTERNET - 1.8%
           81,092  America Online Inc.(1)                                     5,453,437
           18,710  Yahoo! Inc.(1)                                             3,202,333
                                                                           ------------
                                                                              8,655,770
                                                                           ------------
LEISURE - 0.3%
            3,309  Brunswick Corp.                                               62,664
           11,254  Eastman Kodak Co.                                            611,233
            5,370  Harley-Davidson, Inc.                                        426,244
            6,333  Hasbro, Inc.                                                 104,494
           12,101  Mattel, Inc.                                                 126,304
            1,636  Polaroid Corp.                                                38,855
                                                                           ------------
                                                                              1,369,794
                                                                           ------------
LIFE & HEALTH INSURANCE - 0.5%
            5,093  Aetna Inc.                                                   283,616
            9,491  AFLAC Inc.                                                   432,434
            8,806  American General Corp.                                       494,237
            5,993  CIGNA Corp.                                                  453,970
           11,732  Conseco Inc.                                                 134,185
            6,980  Lincoln National Corp.                                       233,830
            4,733  Torchmark Corp.                                              109,451
            8,594  UNUM Corp.                                                   146,098
                                                                           ------------
                                                                              2,287,821
                                                                           ------------
MEDIA - 3.2%
           27,102  CBS Corp.(1)                                               1,534,651
           12,064  Clear Channel Communications, Inc.(1)                        833,170
           32,973  Comcast Corp. CI A(1)                                      1,429,173
           73,574  Disney (Walt) Co.                                          3,044,124
           21,783  MediaOne Group Inc.(1)                                     1,764,423
            1,864  Meredith Corp.                                                51,610
           45,759  Time Warner Inc.                                           4,575,900
            8,479  Tribune Co.                                                  310,013
           24,773  Viacom, Inc. Cl B(1)                                       1,306,776
                                                                           ------------
                                                                             14,849,840
                                                                           ------------
MEDICAL PRODUCTS & SUPPLIES - 2.3%
           54,686  Abbott Laboratories                                        1,924,264
            3,642  ALZA Corp.(1)                                                136,803
            1,877  Bard (C.R.), Inc.                                             72,616
            2,061  Bausch & Lomb Inc. CI A                                      107,558
           10,420  Baxter International, Inc.                                   653,204
            8,974  Becton, Dickinson and Co.                                    236,128
            4,027  Biomet, Inc.                                                 145,853
           14,599  Boston Scientific Corp.(1)                                   311,141
           10,950  Guidant Corp.(1)                                             643,997
           49,451  Johnson & Johnson                                          3,464,661
            2,465  Mallinckrodt Inc.                                             70,869
           42,484  Medtronic, Inc.                                            2,185,271
            7,260  PE Corp-PE Biosystems Group                                  700,590
            3,023  St. Jude Medical, Inc.(1)                                     78,031
                                                                           ------------
                                                                             10,730,986
                                                                           ------------
MEDICAL PROVIDERS & SERVICES - 0.3%
           20,083  Columbia/HCA Healthcare Corp.                                508,351
            3,801  HCR Manor Care, Inc.(1)                                       51,314
           13,974  HEALTHSOUTH Corp.(1)                                          77,730
            6,055  Humana Inc.(1)                                                44,277
           11,164  Tenet Healthcare Corp.                                       256,772
            6,042  United HealthCare Corp.                                      360,254
            2,300  Wellpoint Health Networks Inc.(1)                            160,712
                                                                           ------------
                                                                              1,459,410
                                                                           ------------
MINING & METALS - 0.4%
            3,350  Allegheny Technologies, Inc.                                  67,209
            7,809  Alcan Aluminium Ltd.                                         264,530
           13,118  Alcoa Inc.                                                   921,540
              636  Arch Coal Inc.                                                 4,452
            1,103  Ball Corporation                                              38,122
            4,685  Bethlehem Steel Corporation(1)                                28,110
            4,509  Crown Cork & Seal Co., Inc.                                   72,144
            6,926  Inco Ltd.(1)                                                 126,832
            3,102  Nucor Corp.                                                  155,100
            2,682  Phelps Dodge Corp.                                           127,395
            2,287  Reynolds Metals Co.                                          152,943
            3,172  USX-U.S. Steel Group                                          79,300
            3,315  Worthington Industries, Inc.                                  41,127
                                                                           ------------
                                                                              2,078,804
                                                                           ------------
MOTOR VEHICLES & PARTS - 1.0%
            2,749  Cooper Tire and Rubber Company                                34,534
            5,892  Dana Corp.                                                   166,081
           20,137  Delphi Automotive Systems Corp.                              322,192
           42,971  Ford Motor Co.                                             1,973,980
           22,778  General Motors Corp.                                       1,886,303
            3,081  Johnson Controls, Inc.                                       166,567
            2,298  Navistar International Corp.(1)                               92,207
            2,833  PACCAR Inc.                                                  141,296
                                                                           ------------
                                                                              4,783,160
                                                                           ------------
MULTI-INDUSTRY - 0.6%
           60,120  Tyco International Ltd.                                    2,998,485
                                                                           ------------
OIL REFINING - 0.4%
            7,623  Coastal Corp. (The)                                          350,658
            3,255  Sunoco, Inc.                                                  89,106
           19,690  Texaco Inc.                                                1,055,876
           11,109  USX-Marathon Group                                           289,528
                                                                           ------------
                                                                              1,785,168
                                                                           ------------
OIL SERVICES - 0.6%
           11,730  Baker Hughes Inc.                                            354,832
           15,716  Halliburton Co.                                              644,356
            2,184  McDermott International, Inc.                                 20,066
            3,025  Rowan Companies, Inc.(1)                                      89,048
           19,551  Schlumberger Ltd.                                          1,495,652
            7,220  Transocean Sedco Forex, Inc.                                 370,476
                                                                           ------------
                                                                              2,974,430
                                                                           ------------
PROPERTY & CASUALTY INSURANCE - 2.0%
           28,687  Allstate Corp.                                               683,109
           55,048  American International Group, Inc.                         6,027,756
            6,091  Chubb Corp. (The)                                            411,523
            5,890  Cincinnati Financial Corp.                                   221,795
            7,902  Hartford Financial Services Group Inc. (The)                 416,830
            3,718  Jefferson-Pilot Corp.                                        247,479
            3,546  Loews Corp.                                                  177,300
            3,544  MBIA Inc.                                                    184,510
            3,774  MGIC Investment Corp.                                        164,641
            2,638  Progressive Corp. (Ohio)                                     200,653
            4,667  SAFECO Corp.                                                 124,113
            8,126  St. Paul Companies, Inc.                                     277,300
                                                                           ------------
                                                                              9,137,009
                                                                           ------------
PUBLISHING - 0.5%
            2,401  American Greetings Corp. CI A                                 43,818
            2,663  Deluxe Corp.                                                  70,570
            4,577  Donnelley (R.R.) & Sons Co.                                   95,831
            3,230  Dow Jones & Co., Inc.                                        231,954
            9,928  Gannett Co., Inc.                                            698,683
            2,552  Harcourt General Inc.                                         95,062
            1,244  Jostens, Inc.                                                 30,322
            2,872  Knight-Ridder, Inc.                                          146,292
            6,982  McGraw-Hill Companies, Inc. (The)                            317,681
            6,109  New York Times Co. (The) CI A                                262,305
            2,159  Times Mirror Co. (New) CI A                                  200,652
                                                                           ------------
                                                                              2,193,170
                                                                           ------------
RAILROADS - 0.2%
           16,298  Burlington Northern Santa Fe Corp.                           360,593
            7,824  CSX Corp.                                                    183,864
           13,678  Norfolk Southern Corp.                                       196,621
            8,862  Union Pacific Corp.                                          346,726
                                                                           ------------
                                                                              1,087,804
                                                                           ------------
RESTAURANTS - 0.5%
            4,607  Darden Restaurants, Inc.                                      82,062
           48,147  McDonald's Corp.                                           1,808,522
            5,392  Tricon Global Restaurants Inc.(1)                            167,489
            4,265  Wendy's International, Inc.                                   86,100
                                                                           ------------
                                                                              2,144,173
                                                                           ------------
SECURITIES & ASSET MANAGEMENT - 1.6%
            4,037  Bear Stearns Companies Inc.                                  184,188
            8,891  Franklin Resources, Inc.                                     297,293
            4,254  Lehman Brothers Holdings Inc.                                412,638
           13,202  Merrill Lynch & Co., Inc.                                  1,386,210
           40,494  Morgan Stanley Dean Witter & Co.                           3,302,792
            5,125  Paine Webber Group, Inc.                                     225,500
            3,974  Price (T. Rowe) Associates, Inc.                             157,097
           29,163  Schwab (Charles) Corp.                                     1,656,823
                                                                           ------------
                                                                              7,622,541
                                                                           ------------
SEMICONDUCTOR - 6.1%
            5,241  Advanced Micro Devices, Inc.(1)                              299,065
           12,460  Analog Devices, Inc.(1)                                    1,003,809
           27,206  Applied Materials, Inc.(1)                                 2,565,016
            7,530  Conexant Systems, Inc.(1)                                    540,513
          118,751  Intel Corp.                                               15,652,866
           11,050  Linear Technology Corp.                                      603,952
           10,478  LSI Logic Corp.(1)                                           760,965
            9,558  Micron Technology, Inc.(1)                                 1,204,308
            6,098  National Semiconductor Corp.(1)                              369,691
            1,646  PerkinElmer, Inc.                                            109,459
           28,924  Texas Instruments Inc.                                     4,627,840
           11,324  Xilinx, Inc.(1)                                              937,415
                                                                           ------------
                                                                             28,674,899
                                                                           ------------
SPECIALTY STORES - 2.1%
            4,956  AutoZone, Inc.(1)                                            137,529
            4,660  Bed Bath & Beyond Inc.(1)                                    183,488
            7,268  Best Buy Co., Inc.(1)                                        625,048
            7,248  Circuit City Stores-Circuit City Group                       441,222
            4,080  Consolidated Stores Corp.(1)                                  46,410
           13,964  CVS Corp.                                                    524,523
           81,833  Home Depot, Inc.                                           5,278,228
            1,437  Longs Drug Stores Corp.                                       32,692
           13,617  Lowe's Companies, Inc.                                       794,892
           11,802  Office Depot, Inc.(1)                                        136,461
            9,556  Rite Aid Corp.                                                52,558
           16,725  Staples, Inc.(1)                                             335,023
            6,897  Tandy Corp.                                                  350,023
            8,628  Toys 'R' Us, Inc.(1)                                         127,802
           35,805  Walgreen Co.                                                 921,979
                                                                           ------------
                                                                              9,987,878
                                                                           ------------
TELEPHONE - 6.3%
          113,571  AT&T Corp.                                                 6,388,369
           55,220  Bell Atlantic Corp.                                        3,375,322
           66,945  BellSouth Corp.                                            3,146,415
            4,987  Century Telephone Enterprises, Inc.                          185,142
           27,731  Global Crossing Holdings Ltd.(1)                           1,136,104
           34,576  GTE Corp.                                                  2,454,896
          100,886  MCI WorldCom, Inc.(1)                                      4,580,855
          121,289  SBC Communications Inc.                                    5,094,138
           30,994  Sprint Corp.                                               1,952,622
           17,968  U S WEST, Inc.                                             1,304,926
                                                                           ------------
                                                                             29,618,789
                                                                           ------------
THRIFTS - 0.2%
            5,779  Golden West Financial Corp. (Del.)                           180,233
           20,584  Washington Mutual, Inc.                                      545,476
                                                                           ------------
                                                                                725,709
                                                                           ------------
TOBACCO - 0.4%
           84,170  Philip Morris Companies Inc.                               1,778,091
            6,200  UST Inc.                                                      96,875
                                                                           ------------
                                                                              1,874,966
                                                                           ------------
TRUCKING, SHIPPING & AIR FREIGHT - 0.1%
           10,357  FDX Corporation(1)                                           403,923
                                                                           ------------
WIRELESS TELECOMMUNICATIONS - 1.8%
           11,057  ALLTEL Corp.                                                 697,282
           12,972  Nextel Communications, Inc.(1)                             1,922,694
           26,252  QUALCOMM Inc.(1)                                           3,916,470
           30,656  Sprint PCS(1)                                              2,002,220
                                                                           ------------
                                                                              8,538,666
                                                                           ------------
TOTAL COMMON STOCKS
   (Cost $382,844,851)                                                      453,244,618
                                                                           ------------
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.1%
---------------------------------------------------------------------------------------
       $1,200,000  U.S. Treasury Bills, 5.72%, 6/22/00(3)(4)               $  1,184,827

     Repurchase Agreement, Goldman Sachs & Co.,
        Inc., (U.S. Treasury obligations), in a joint
        trading account at 6.08%, dated 3/31/00,
        due 4/3/00 (Delivery value $13,206,688)                              13,200,000
                                                                           ------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $14,384,365)                                                        14,384,827
                                                                           ------------

TOTAL INVESTMENT SECURITIES -- 100.0%                                      $467,629,445
   (Cost $397,229,216)                                                     ============
---------------------------------------------------------------------------------------
FUTURES CONTRACTS
---------------------------------------------------------------------------------------
                                                   Underlying Face           Unrealized
       Purchased           Expiration Date         Amount at Value              Gain
---------------------------------------------------------------------------------------
      34 S&P 500                June
        Futures                 2000                $ 12,903,000           $    587,625
                                                    ===================================

Notes to Schedule of Investments

(1) Non-income producing.
(2) Industry is less than 0.05% of total investment securities.
(3) The rate indicated is the yield to maturity at purchase.
(4) Security has been segregated with the broker as initial margin on futures contracts.

Statement of Assets and Liabilities

This statement breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. For each class of shares, the net assets divided by shares outstanding is the share price, or net asset value per share. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2000

---------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------
Investment securities, at value (identified cost of $397,229,216) (Note 3)       $467,629,445
Cash                                                                                  762,388
Receivable for investments sold                                                     2,174,483
Receivable for variation margin on futures contracts                                   93,015
Dividends and interest receivable                                                     396,525
                                                                                 ------------
                                                                                  471,055,856
                                                                                 ------------
---------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------
Payable for investments purchased                                                   2,487,062
Payable for capital shares redeemed                                                   982,788
Payable for management fees (Note 2)                                                  120,626
Payable for directors' fees and expenses                                                  267
Accrued expenses and other liabilities                                                     60
                                                                                 ------------
                                                                                    3,590,803
                                                                                 ------------
Net Assets                                                                       $467,465,053
                                                                                 ============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                                          $400,292,514
Undistributed net investment income                                                    44,632
Accumulated net realized loss on investment transactions                           (3,859,947)
Net unrealized appreciation on investments (Note 3)                                70,987,854
                                                                                 ------------
                                                                                 $467,465,053
                                                                                 ============

Investor Class, $0.01 Par Value
Net assets                                                                        $68,905,196
Shares outstanding                                                                 11,511,711
Net asset value per share                                                               $5.99

Institutional Class, $0.01 Par Value
Net assets                                                                       $398,559,857
Shares outstanding                                                                 66,552,959
Net asset value per share                                                               $5.99

See Notes to Financial Statements

Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2000

------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $48,645)                $4,892,305
Interest                                                               960,978
                                                                   -----------
                                                                     5,853,283
Expenses (Note 2):
Management fees                                                      1,283,921
Directors' fees and expenses                                             3,451
                                                                   -----------
                                                                     1,287,372
                                                                   -----------

Net investment income                                                4,565,911
                                                                   -----------
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
------------------------------------------------------------------------------
Net realized loss on investments                                    (1,209,726)
Change in net unrealized appreciation on investments                61,820,765
                                                                   -----------
Net realized and unrealized gain on investments                     60,611,039
                                                                   -----------
Net Increase in Net Assets Resulting from Operations               $65,176,950
                                                                   ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEAR ENDED MARCH 31, 2000 AND PERIOD ENDED MARCH 31, 1999

Increase in Net Assets                                               2000              1999(1)
------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------
Net investment income                                            $  4,565,911       $    323,966
Net realized gain (loss) on investments                            (1,209,726)           651,108
Change in net unrealized appreciation on investments               61,820,765          9,167,089
                                                                 ------------       ------------
Net increase in net assets resulting from operations               65,176,950         10,142,163
                                                                 ------------       ------------
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
From net investment income:
  Investor Class                                                     (481,669)                --
  Institutional Class                                              (4,363,580)                --
In excess of net realized gains:
  Investor Class                                                     (408,312)                --
  Institutional Class                                              (2,893,013)                --
                                                                 ------------       ------------
Decrease in net assets from distributions                          (8,146,574)                --
                                                                 ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions        128,845,313        271,447,201
                                                                 ------------       ------------
Net increase in net assets                                        185,875,689        281,589,364
------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------
Beginning of period                                               281,589,364                 --
                                                                 ------------       ------------
End of period                                                    $467,465,053       $281,589,364
                                                                 ============       ============
Undistributed net investment income                              $     44,628       $    323,966
                                                                 ============       ============

(1) February 26, 1999 (inception) through March 31, 1999.

See Notes to Financial Statements

Notes to Financial Statements

MARCH 31, 2000

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century Equity Index Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

Multiple Class — The fund is authorized to issue two classes of shares: the Investor Class and the Institutional Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Security Valuations — Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Futures Contracts — The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

For the five month period ended March 31, 2000, Equity Index incurred net capital losses of $856,910. The fund has elected to treat such losses as having been incurred in the following fiscal year.

Additional Information — Funds Distributor, Inc. (FDI) is a distributor of the corporation. Certain officers of FDI are also officers of the corporation.

2. Transactions with Related Parties

The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 0.49% and 0.29% for the Investor and Institutional Class, respectively.

ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, a distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2000, were $198,620,919 and $51,313,516, respectively.

On March 31, 2000, accumulated net unrealized appreciation on investments was $67,982,513, based on the aggregate cost of investments for federal income tax purposes of $399,678,245, which consisted of unrealized appreciation of $107,847,511 and unrealized depreciation of $39,864,998.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

                                                          --------------------------------
                                                                    EQUITY INDEX
                                                          --------------------------------
                                                             Shares              Amount
------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------
Shares Authorized .......................................   25,000,000
                                                          ============
Year ended March 31, 2000
Sold ....................................................   14,625,346         $80,452,103
Issued in reinvestment of distributions .................      152,909             853,014
Redeemed ................................................   (6,540,236)        (36,337,553)
                                                          ------------       -------------
Net increase ............................................    8,238,019         $44,967,564
                                                          ============       =============
February 26, 1999 (inception) through March 31, 1999
Sold ....................................................    3,412,730         $17,545,517
Redeemed ................................................     (139,038)           (719,730)
                                                          ------------       -------------
Net increase ............................................    3,273,692         $16,825,787
                                                          ============       =============
------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
Shares Authorized .......................................  100,000,000
                                                          ============
Year ended March 31, 2000
Sold ....................................................   45,743,723        $250,635,461
Issued in reinvestment of distributions .................    1,302,279           7,229,861
Redeemed ................................................  (31,407,870)       (173,987,573)
                                                          ------------       -------------
Net increase ............................................   15,638,132         $83,877,749
                                                          ============       =============
February 26, 1999 (inception) through March 31, 1999
Sold ....................................................   52,351,049        $262,087,610
Redeemed ................................................   (1,436,222)         (7,466,196)
                                                          ------------       -------------
Net increase ............................................   50,914,827        $254,621,414
                                                          ============       =============

5. Bank Loans

The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2000.

Equity Index — Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                            -------------------------------
                                                                      Investor Class
                                                            -------------------------------
                                                                2000                1999(1)
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ......................    $5.20               $5.00
                                                            -----------         -----------
Income From Investment Operations
  Net Investment Income(2) ................................     0.05                0.01
  Net Realized and Unrealized Gain on Investments .........     0.83                0.19
                                                            -----------         -----------
  Total From Investment Operations ........................     0.88                0.20
                                                            -----------         -----------
Distributions
  From Net Investment Income ..............................    (0.05)                 --
  In Excess of Net Realized Gains .........................    (0.04)                 --
                                                            -----------         -----------
  Total Distributions .....................................    (0.09)                 --
                                                            -----------         -----------
Net Asset Value, End of Period ............................    $5.99               $5.20
                                                            ===========         ===========
  Total Return(3) .........................................    17.17%               4.00%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets .........     0.49%               0.49%(4)
Ratio of Net Investment Income to Average Net Assets ......     0.94%               1.13%(4)
Portfolio Turnover Rate ...................................       13%                  0%
Net Assets, End of Period (in thousands) ..................  $68,905             $17,010

(1) February 26, 1999 (inception) through March 31, 1999.
(2) Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                                             --------------------------------
                                                                    Institutional Class
                                                             --------------------------------
                                                                2000                1999(1)
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .......................    $5.20                $5.00
                                                             -----------          -----------
Income From Investment Operations
  Net Investment Income(2) .................................     0.06                 0.01
  Net Realized and Unrealized Gain on Investments ..........     0.84                 0.19
                                                             -----------          -----------
  Total From Investment Operations .........................     0.90                 0.20
                                                             -----------          -----------
Distributions
  From Net Investment Income ...............................    (0.07)                  --
  In Excess of Net Realized Gains ..........................    (0.04)                  --
                                                             -----------          -----------
  Total Distributions ......................................    (0.11)                  --
                                                             -----------          -----------
Net Asset Value, End of Period .............................    $5.99                $5.20
                                                             ===========          ===========
  Total Return(3) ..........................................    17.43%                4.00%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets ..........     0.29%                0.29%(4)
Ratio of Net Investment Income to Average Net Assets .......     1.14%                1.33%(4)
Portfolio Turnover Rate ....................................       13%                   0%
Net Assets, End of Period (in thousands) ................... $398,560             $264,580

(1) February 26, 1999 (inception) through March 31, 1999.
(2) Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period February 26, 1999 (inception) through March 31, 1999, and the financial highlights for the year then ended and for the period February 26, 1999 (inception) through March 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Index Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period February 26, 1999 (inception) through March 31, 1999, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 12, 2000

Share Class and Retirement Account Information

Share Classes

Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

Institutional Class shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Background Information

Investment Philosophy and Policies

American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty.

The Equity Index fund seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will comprise a large proportion of the S&P 500 Index.

The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks. The fund attempts to be fully invested at all times in the stocks that comprise the S&P 500 Index and, in any event, at least 80% of the fund's total assets will be so invested.

Fund Management

Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in San Francisco, CA, and has offices worldwide.

Comparative Indices

The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MidCap 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

The Russell 2000 Index was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

"Standard & Poor's,®" "S&P 500,®" "S&P,®" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by American Century Investment Management, Inc. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

Glossary

Returns

  Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.
  Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 21-22.

Investment Terms

  Median Market Capitalization — Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.
  Number of Companies — the number of different companies held by a fund on a given date.
  Portfolio Turnover — the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.
  Price/Book Ratio — a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)
  Price/Earnings (P/E) Ratio — a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

Types of Stocks

  Blue Chip Stocks — stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.
  Cyclical Stocks — generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.
  Growth Stocks — stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.
  Large-Capitalization ("Large-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.
  Medium-Capitalization ("Mid-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $11.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.
  Small-Capitalization ("Small-Cap") Stocks — the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of March 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.
  Value Stocks — generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

Fund Classifications

Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

Investment Objective

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

  Capital Preservation — offers taxable and tax-free money market funds for relative stability of principal and liquidity.
  Income — offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.
  Growth & Income — offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.
  Growth — offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

Risk

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

  Conservative — these funds generally provide lower return potential with either low or minimal price-fluctuation risk.
  Moderate — these funds generally provide moderate return potential with moderate price-fluctuation risk.
  Aggressive — these funds generally provide high return potential with corresponding high price-fluctuation risk.

INVESTMENT OBJECTIVE

----------------------------------------------------------------------------------------------
           CAPITAL PRESERVATION                                    INCOME

      Taxable               Tax-Free             Taxable Bonds             Tax-Free Bonds
   Money Markets          Money Markets
----------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
----------------------------------------------------------------------------------------------
                                                  Target 2025*         CA High-Yield Municipal
                                                  Target 2020*           High-Yield Municipal
                                                  Target 2015*
                                                  Target 2010*
                                                   High-Yield
                                               International Bond

----------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
----------------------------------------------------------------------------------------------
                                               Long-Term Treasury            CA Long-Term
                                                  Target 2005*                 Tax-Free
                                                      Bond                Long-Term Tax-Free
                                                  Premium Bond           CA Insured Tax-Free

----------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
----------------------------------------------------------------------------------------------
      Premium             FL Municipal       Intermediate-Term Bond      CA Intermediate-Term
  Capital Reserve         Money Market         Intermediate-Term               Tax-Free
       Prime              CA Municipal              Treasury             AZ Intermediate-Term
    Money Market          Money Market                GNMA                    Municipal
      Premium             CA Tax-Free          Inflation-Adjusted        FL Intermediate-Term
 Government Reserve       Money Market              Treasury                  Municipal
 Government Agency          Tax-Free           Limited-Term Bond          Intermediate-Term
    Money Market          Money Market            Target 2000*                 Tax-Free
Capital Preservation                         Short-Term Government         CA Limited-Term
                                              Short-Term Treasury              Tax-Free
                                                                             Limited-Term
                                                                               Tax-Free
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                              GROWTH AND INCOME                                      GROWTH

  Asset Allocation/            Domestic Equity     Specialty    Domestic Equity     Specialty         International
     Balanced
-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------
                           Small Cap Quantitative                  Veedot(2)                          Emerging Markets
                              Small Cap Value                  New Opportunities   Global Gold    International Discovery
                                                                  Giftrust(R)                       International Growth
                                                                     Vista                             Global Growth
                                                                    Heritage
                                                                     Growth
                                                                    Ultra(R)
                                                                     Select

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: MODERATE
-------------------------------------------------------------------------------------------------------------------------
Strategic Allocation:          Equity Growth       Utilities                      Global Natural
      Aggressive                Equity Index      Real Estate                       Resources
       Balanced               Large Cap Value
Strategic Allocation:        Tax-Managed Value
       Moderate               Income & Growth
Strategic Allocation:              Value
     Conservative              Equity Income

-------------------------------------------------------------------------------------------------------------------------
RISK LEVEL: CONSERVATIVE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[AMERICAN CENTURY(R) LOGO]

P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Relations
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Fax: 816-340-7962

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Business, Not-For-Profit, Employer-Sponsored Retirement Plans
1-800-345-3533

Banks and Trust Companies, Broker-Dealers, Financial Advisors, Insurance Companies
1-800-345-6488

American Century Capital Portfolios, Inc.

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

[GRAPHIC OMITTED]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: We succeed only if our investors succeed.

American Century Investments                                       BULK RATE
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
www.americancentury.com                                            COMPANIES

0005                               American Century Investment Services, Inc.
SH-ANN-20172                       (C)2000 American Century Services Corporation